UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5867

Oppenheimer Multi-State Municipal Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2018

Item 1. Reports to Stockholders.

Annual Report 7/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester®
New Jersey Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	5.22%	0.22%	0.99%
5-Year	3.81	2.81	3.76
10-Year	4.56	4.06	4.41

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester New Jersey Municipal Fund once again generated high levels of tax-free income during the 12-month reporting period that ended July 31, 2018. The Class A shares provided a yield-driven, annual total return of 5.22% at net asset value (NAV) and a distribution yield of 2.76% at NAV. The Fund outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 423 basis points. Tax-free income comprised over 60% of this Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of performance.

MARKET OVERVIEW

The first quarter-point increase of this reporting period was announced after the FOMC’s December 2017 meeting. The rate was also raised in March and June 2018. The Fed Funds target rate remained unchanged at its July meeting. The FOMC’s policy statement issued after that meeting repeatedly referred to the economy and labor markets as “strong” and signaled that subsequent rate rises will be needed to keep the economy steady. A majority of officials at the July meeting suggested at least two more rate increases this year.

The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had six increases of 0.25 percentage points to date.

The Fed’s efforts to “normalize” its balance sheet, which began in October 2017 with reductions of $10 billion a month, continued throughout this reporting period. The Fed has said that it expects reductions to reach $50 billion a month by year-end 2018.

During this reporting period, the muni market’s reactions to the Fed’s

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	2.76%
Dividend Yield with sales charge	2.63
Standardized Yield	1.47
Taxable Equivalent Yield	2.75
Last distribution (7/24/18 )	$0.021
Total distributions (8/1/17 to 7/31/18)	$0.283

Endnotes for this discussion begin on page 14 of this report.

3 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

announcements did not appear to be especially significant or lasting.

In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.41%, 66 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve as a whole rose during this reporting period, though yields at the short end of the curve rose more than yields on securities with maturities of 10 years or longer. The rise in the Treasury curve was also greater at the short end of the curve. The Treasury curve continued to flatten during this reporting period, giving investors in government securities fewer incentives to purchase longer-maturity bonds; a flatter curve typically reflects an expectation of rising rates. The muni yield curve remained relatively flat as of July 31, 2018; it was somewhat steeper at the outset of this reporting period than at the end. As a result of the changes in the two yield curves, as of end of July, 30-year AAA-rated munis were considered cheap to 30-year Treasuries.

On a nominal basis, Treasury yields were higher than the yields on AAA-rated munis with comparable maturities as of July 31, 2018. Nonetheless, a AAA-rated muni with a maturity of 10 years would provide more income on an after-tax basis than a 10-year Treasury security for New Jersey taxpayers in all but the two lowest 2018 federal tax brackets. The yields on the 30-year Treasury and AAA-rated muni were virtually identical at the end of this reporting period, meaning that nearly every taxpayer would earn more on an after-tax basis by investing in the muni versus the Treasury. Treasury bonds are backed by the full faith and credit of the U.S. government, while municipal securities are exempt from federal income taxes and, where applicable, state and local income taxes as well.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

Avoiding a government shutdown, New Jersey Governor Phil Murphy struck a $37.4 billion budget deal at the last minute, the first for the Democratic governor sworn into office in January 2018. The budget includes a 2% tax on corporations with more than $1

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million in annual earnings, increased funding for New Jersey Transit, pre-K education, and a $3.2 billion payment to the state’s pension system; the cash infusion into the pension fund, we believe, is a credit positive in that it demonstrates the state’s greater political will to meet its pension obligations. As an aside, the state was the last in the nation to finalize its fiscal 2019 budget.

The fiscal 2019 budget also contains a multimillionaires’ marginal tax rate of 10.75% that will help raise revenue for education, transportation, and public pensions; the marginal rate of 8.97% continues to apply to individuals earning more than $500,000 and the new tax kicks in once income surpasses $5 million and is retroactive to January 1, 2018. The Garden State’s sales tax will remain 6.25%, and higher gasoline taxes are expected to help fund infrastructure repairs.

While the Garden State’s sales tax remains unchanged – at 6.25% -- sales tax collections in New Jersey are poised to rise significantly in light of the U.S. Supreme Court ruling in South Dakota vs. Wayfair. The governor’s office estimates that the Court’s decision requiring certain online retailers to collect taxes will lead to an additional $125 million in tax revenues this fiscal year. The federal Government Accountability Office, however, indicates that the additional revenue from the online purchases by New Jersey residents could reach $351 million.

A second recent Supreme Court ruling could also have a positive effect on New Jersey’s labor costs and its negotiating power. In a 5-4 ruling, the Court decided that unions cannot compel those who do not wish to join the union to pay an “agency fee.” As a long-term result, unions may eventually shrink and face reduced bargaining power.

The state’s Treasury Department projected in April 2018 that income tax collections during fiscal year 2019, which runs through June 30, 2019, will be $1.25 billion higher than in the previous fiscal year, with nearly half of the growth attributable to wage and employment gains.

According to the New Jersey Division of Gaming Enforcement, the state’s three sports betting facilities had $3.5 million in gross revenue in the latter half of June 2018, taking in nearly 25% of the $16 million wagered. A recent study predicts that New Jersey’s revenues from sports betting will fall in the range of $330 million to $650 million. This new revenue stream is expected to rise significantly during football season.

State senators passed legislation at the end of the reporting period to restructure the board of New Jersey Transit and increase commuter involvement in decisions that affect the nation’s third-busiest rail public transportation system. Plagued by years of deficits and revenue shortfalls, the NJ Transit agency will also undergo an audit ordered by Gov. Murphy.

The New Jersey Economic Development Authority (NJEDA), which issued $350 million

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in bonds in September 2017, returned to the market in January 2018 with $376 million in bonds that the NJEDA had authorized the prior month. Some New Jersey lawmakers filed suit in the Mercer County Superior Court to block this second bond offering on the grounds that it required voter approval. The agency prevailed, and the bond sale occurred as planned. Proceeds will be used to finance two new buildings for the state’s departments of taxation, agriculture and health.

The Garden State’s American Dream Meadowlands megamall project, located in East Rutherford, is expected to deliver billions in tax revenues from a variety of sources, including sales and income taxes, over the next two decades. The megamall is slated to open in March 2019.

Late in the reporting period, the U.S. Department of Transportation agreed to extend the deadline related to federal grants that the state hopes will help defray some of the $1.7 billion cost of replacing the Portal North Bridge. New Jersey officials have said that they hope financing for the bridge will be included in the U.S. government’s financial assistance for the Gateway Project, which calls for new rail tunnels beneath the Hudson River.

As of July 31, 2018, New Jersey’s general obligation (G.O.) bonds were rated A3 by Moody’s, A-minus by S&P Global Ratings, and A by Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico and the federal oversight board established by PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) continued to generate headlines throughout this reporting period; additional information about the developments in Puerto Rico can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of this reporting period, some 10 months after Hurricane Maria, power was not fully restored across the Commonwealth. Despite the hurricane’s impact during the final quarter of 2017, Puerto Rico’s retail sales rose 10.7% in 2017, and bonds issued by the Commonwealth (in aggregate) have rallied during this reporting period.

PREPA, the Commonwealth’s energy utilities authority, remained a focal point during this reporting period. In January 2018, creditors raised concerns about a plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; in a decision favorable to bondholders, U.S. District Court Judge Laura Taylor Swain rejected the proposed loan. Investors will recall that PREPA failed to make its July 2017 debt payment and has made no debt-service payments since. Its cash on hand continues to be more than projected, according to officials in Puerto Rico.

In July 2018, a board shakeup ensued after Gov. Ricardo Rosselló Nevares appointed Rafael Diaz-Granados as PREPA’s new executive director, replacing Walter Higgins,

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who held the position for four months. Diaz-Granados quit after one day over a pay dispute, and four other board members also resigned in protest. Jose Ortiz, who had previously led PRASA, the Commonwealth’s aqueduct and sewer authority, returned to PREPA; he had been the board’s chairman from 2011 to 2013. Ortiz became the fifth person to lead PREPA since the hurricane hit.

Ortiz has expressed interest in selling some of PREPA’s power plants. The governor remains an advocate for privatization, a solution that typically requires assumption of debt. He has also said the federal government is not qualified to take over the utility and has asked Congress to provide PREPA with $30 billion for modernization efforts.

At the very end of this reporting period, the oversight board established under PROMESA, the government of Puerto Rico, and certain bondholders, including OppenheimerFunds, reached a new restructuring support agreement (RSA) for PREPA debt. The pact, which has not been finalized, comes 13 months after the oversight board voted against an RSA that had been reached in September 2015 and extended numerous times. Like the earlier RSA, the new agreement is designed to reduce PREPA’s debt burden and protect the best interests of Fund shareholders.

As anticipated, Hurricane Maria had an adverse impact on sales and use tax (SUT) collections during fiscal year 2018, which ended June 30. At $2.52 billion for the fiscal year ended June 30, 2018, SUT collections were 1.2% lower than in the previous fiscal year. The ruling by the U.S. Supreme Court in South Dakota vs. Wayfair is expected to increase Puerto Rico’s sales tax collections by an estimated $40 million annually, according to Puerto Rico’s Treasury Department.

Prices on many bonds issued in Puerto Rico rose materially on news of an agreement between an agent of the Commonwealth of Puerto Rico and an agent of the COFINA bondholders. Negotiations are ongoing and many details need to be worked out, but a preliminary structure for a settlement was reached in mid-June 2018. Judge Swain has approved the segregating SUT collections into three separate pools, as stipulated in the agreement. Among other provisions, the agreement calls for bondholders to receive the $1.2 billion in unpaid debt service that the Bank of New York-Mellon, the COFINA trustee, has amassed. Very early in this reporting period, the Commonwealth said its deposits with the BoNY trustee had already satisfied its fiscal 2018 requirements related to the COFINA debt.

Puerto Rico did not make debt payments on its G.O. securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O. debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

7 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

In June 2018, officials in the Commonwealth’s Treasury Department said that general fund revenues for the first 11 months of fiscal year 2018 were $78.9 million, or 1%, ahead of projections. Treasury officials also said then that they anticipate that revenues for the entire fiscal year will also exceed projections, but those figures had not been released as of July 31, 2018.

On the last day of the reporting period, the government reported that Puerto Rico’s latest cash position had reached its highest level in at least a year: As of July 20, 2018, Puerto Rico had $3.23 billion in cash, topping the high point of fiscal 2018 by more than $100 million.

In other positive economic news, the employment level in June was higher than at any time since October 2013. At 9.3%, the unemployment rate remained high relative to the U.S. rate, but was nonetheless the lowest monthly rate since at least 1975, according to the U.S. Bureau of Labor Statistics; Puerto Rico’s Department of Labor and Human Resources, meanwhile, says the annual rate is the lowest since at least 1941.

During the reporting period, the oversight board, the Rosselló administration, legislators, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority, with significant debate about the budget and fiscal plan proposals that have been drafted and repeatedly revised. While it intended to certify a plan by late March, the oversight board extended the deadline and said that the new plan must demonstrate “consistency with historical actual expenditures.”

In April, the projected surplus by fiscal 2023 was raised to $6.4 billion and then to $6.7 billion. Audited results for fiscal 2015 were released in the final months of this reporting period; audited results for fiscal years 2016 and 2017 have yet to be released.

Among the ongoing issues are debt-service obligations, pensions, Law 80 (the repeal of which would allow at-will employment), and Christmas bonuses for public sector employees.

In the latter half of this reporting period, the chairman of the U.S. House committee that oversees Puerto Rico sent the governor a letter that recommended the takeover of the Commonwealth’s government by the oversight board and an increased focus on bondholder concerns. The governor fired back, calling the chairman’s letter “truly disturbing in its reckless disregard for collaboration and cooperation.”

On June 30, 2018, the oversight board certified a budget for Puerto Rico, allocating $8.76 billion for the general fund and $20.7 billion for the consolidated budget. The next month, both the governor and legislative leaders filed lawsuits claiming that the oversight board was overstepping its authority. These suits followed the board’s rejection of the budget that the Legislature had passed. The oversight board cited the

8 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PROMESA provisions that allow it to impose its own budget if the government does not submit a compliant budget; government officials, meanwhile, argue that the board is trying to set public policy.

Clearly, the situation remains dynamic. All issuers can be affected positively or adversely by economic and fiscal conditions: were the economic situation in Puerto Rico to worsen, for example, then the performance of Rochester municipal funds that hold Puerto Rican debt, including this Fund, may be adversely affected. Our team continues to believe that the best interests of all stakeholders can be met through negotiated settlements that offer Puerto Rico a path forward, strengthen its economy and improve the quality of life of its residents while providing investors with an appropriate return.

FUND PERFORMANCE

Oppenheimer Rochester New Jersey Municipal Fund held more than 150 securities as of July 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 2.8 cents per share at the outset of this reporting period, was reduced to 2.6 cents per share beginning with the September 2017 payout, to 2.4 cents per share beginning with the December 2017 payout, and again to 2.1 cents per share beginning with the March 2018 payout. In all, the Fund distributed 28.3 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Six of the Fund’s 10 largest sectors were among the 10 strongest sectors this reporting period. The Fund’s performance this reporting period was primarily driven by its holdings of sales tax revenue. Debt-service payments on securities in this sector, almost all of which were issued in Puerto Rico, are paid using the issuing municipality’s sales tax revenue. Securities in tobacco bonds were the second strongest performer this reporting period. These high-yielding bonds, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), were also the Fund’s largest sector as of July 31, 2018. The Fund’s second, fourth, sixth, and ninth-largest sectors (government appropriations, transportation infrastructure, marine/aviation facilities, and casino, respectively) were also ranked among the 10 best-performing sectors.

Research-based security selection continued to be a factor in the strong performance of these sectors. Securities in the marine/aviation facilities sector, the Fund’s third strongest contributor to performance, are typically

9 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

high-grade investments backed by valuable collateral.

The government appropriation sector, which included one bond issued in Puerto Rico, was the fourth strongest performer this reporting period. The municipal issuer of this type of security agrees to include an allocation in its budget that will be used to make its debt payments. Because municipalities need reliable access to future capital, these appropriations tend to be off limits during budget negotiations. The transportation infrastructure sector was the fifth strongest performer this reporting period; this type of financing supports the construction of critical projects such as rail, bridges, ports, and public buildings. The casino sector was the third strongest performer as of January 31, 2018. The Fund’s holdings in this sector are secured by specific tax revenue streams that have traditionally easily exceeded the debt-service obligations and have been isolated from financial difficulties in the industry.

Three sectors detracted slightly from the Fund’s performance this reporting period, though in aggregate performance was reduced less than 1.5 percentage points by the underperforming sectors. The detractors as of July 31, 2018, include the G.O. sector, the Fund’s eighth largest, as well as municipal leases and sewer utilities. These sectors were adversely affected by developments in Puerto Rico, as discussed above.

The Fund’s investments in securities issued in the Commonwealth of Puerto Rico are exempt from federal, state, and local income taxes, and the Fund’s holdings as of July 31, 2018 included securities from many different sectors. Investors should note that some of this Fund’s investments in securities issued in Puerto Rico are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Oppenheimer Municipal Fund Management Team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

In closing, we believe that the structure and sector composition of this Fund and the use of time-tested strategies will continue to

10 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

benefit fixed income investors through interest rate and economic cycles.

Elizabeth Mossow, CFA Senior Portfolio Manager

Elizabeth Mossow has been named portfolio manager of the Fund. With support as needed from the Oppenheimer Municipal Fund Management Team, Elizabeth will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	13.0%
Government Appropriation	9.5
Sales Tax Revenue	9.0
Transportation Infrastructure	8.8
Higher Education	8.4
Marine/Aviation Facilities	7.5
Hospital/Healthcare	6.4
General Obligation	6.1
Casino	4.5
Water Utilities	3.8

Portfolio holdings are subject to change. Percentages are as of July 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.7%	0.0%	0.7%
AA	15.8	0.0	15.8
A	23.5	0.0	23.5
BBB	35.7	0.6	36.3
BB or lower	23.1	0.6	23.7
Total	98.8%	1.2%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 7/31/18

	Without Sales Charge	With Sales Charge
Class A	2.76%	2.63%
Class C	2.15	N/A
Class Y	2.96	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/18
Class A	1.47%
Class C	0.90
Class Y	1.77

TAXABLE EQUIVALENT YIELDS

As of 7/31/18
Class A	2.75%
Class C	1.68
Class Y	3.31

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	5.22%	3.81%	4.56%	4.49%
Class C (ONJCX)	8/29/95	4.41	3.06	3.78	3.80
Class Y (ONJYX)	11/29/10	5.35	4.01	N/A	4.35

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ONJAX)	3/1/94	0.22%	2.81%	4.06%	4.29%
Class C (ONJCX)	8/29/95	3.41	3.06	3.78	3.80
Class Y (ONJYX)	11/29/10	5.35	4.01	N/A	4.35

13 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.021 for the 28-day accrual period ended July 24, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 24, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0164 and $0.0226, respectively, for the 28-day accrual period ended July 24, 2018 and on the corresponding net asset values on that date.

14 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and New Jersey tax rate of 46.45%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on July 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

15 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During 6 Months Ended July 31, 2018
Class A	$ 1,000.00	$ 1,109.70	$ 6.77
Class C	1,000.00	1,106.00	10.23
Class Y	1,000.00	1,110.80	5.56

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.40	6.48
Class C	1,000.00	1,015.12	9.79
Class Y	1,000.00	1,019.54	5.32

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.29%
Class C	1.95
Class Y	1.06

17 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2018

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—109.8%
New Jersey—77.0%
$1,000,000	Atlantic City, NJ GO1	5.000%		03/01/2037	$1,105,640
1,250,000	Atlantic City, NJ GO1	5.000		03/01/2042	1,375,250
1,000,000	Atlantic County, NJ Improvement Authority (Stockton University)[1]	5.000		07/01/2034	1,124,940
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2033	1,073,320
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2034	1,071,250
1,000,000	Camden County, NJ Improvement Authority (Cooper Health System)[1]	5.000		02/15/2035	1,069,170
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000		11/01/2031	2,163,440
1,665,000	Casino Reinvestment Devel. Authority of NJ1	5.250		01/01/2024	1,669,978
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250		11/01/2039	3,220,740
3,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250		11/01/2044	3,215,580
420,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.000		01/01/2025	421,100
760,000	Casino Reinvestment Devel. Authority of NJ (Hotel Room Fee)[1]	5.250		01/01/2022	765,366
1,000,000	Casino Reinvestment Devel. Authority of NJ (Luxury Tax)[1]	5.000		11/01/2028	1,093,440
130,000	Essex County, NJ Improvement Authority (Newark)[1]	5.125		04/01/2029	130,451
250,000	Essex County, NJ Improvement Authority (Newark)[1]	6.250		11/01/2030	261,845
140,000	Garden State Preservation Trust, NJ Open Space & Farmland Preservation	3.565	[2]	11/01/2026	109,249
310,000	Garden State Preservation Trust, NJ Open Space & Farmland Preservation[1]	5.750		11/01/2028	366,098
1,000,000	Hudson County, NJ Improvement Authority[1]	6.000		01/01/2040	1,057,780
2,655,000	Hudson County, NJ Improvement Authority (Lincoln Park Golf Course)[1]	5.500		06/01/2041	2,892,543
20,000	Middlesex County, NJ Improvement Authority (South Plainfield Urban Renewal)[1]	5.500		09/01/2030	20,064
5,000	Neptune City, NJ Hsg. Authority[1]	6.000		04/01/2019	5,012
445,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2027	488,436
605,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2029	663,068
1,000,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2042	1,142,540
1,000,000	New Brunswick, NJ Parking Authority[1]	5.000		09/01/2047	1,140,000
430,000	Newark, NJ GO1	5.000		07/15/2029	450,545
3,000,000	Newark, NJ GO1	5.000		07/15/2029	3,152,580
410,000	Newark, NJ Hsg. Authority (Port Newark Marine Terminal Rental)[1]	5.000		01/01/2032	471,102
2,000,000	Newark, NJ Hsg. Authority (Secured Police Facility)[1]	5.000		12/01/2038	2,230,360
600,000	NJ Building Authority[1]	5.000		06/15/2028	678,150
300,000	NJ Building Authority[1]	5.000		06/15/2029	338,184
2,095,000	NJ EDA[1]	5.000		06/15/2028	2,224,094
750,000	NJ EDA[1]	5.000		06/15/2029	794,535

18 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$3,000,000	NJ EDA[1]	5.000%		06/15/2035	$3,225,120
3,000,000	NJ EDA[1]	5.000		06/15/2036	3,213,870
3,000,000	NJ EDA (Continental Airlines)[1]	5.625		11/15/2030	3,398,100
3,100,000	NJ EDA (Cranes Mill)[1]	5.100		06/01/2027	3,103,720
70,000	NJ EDA (Dept. of Human Services)[1]	6.250		07/01/2024	70,213
350,000	NJ EDA (Foundation Academy Charter School)[1]	5.000		07/01/2038	376,365
1,000,000	NJ EDA (Foundation Academy Charter School)[1]	5.000		07/01/2050	1,065,650
2,820,000	NJ EDA (Harrogate)[1]	5.875		12/01/2026	2,819,718
90,000	NJ EDA (Metromall Urban Renewal)[1]	6.500		04/01/2031	87,461
3,000,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.000		07/01/2033	3,361,470
160,000	NJ EDA (Municipal Rehabilitation)[1]	5.000		04/01/2028	160,402
5,320,000	NJ EDA (New Jersey American Water Company)[1]	5.600		11/01/2034	5,602,811
4,350,000	NJ EDA (New Jersey American Water Company)[1]	5.700		10/01/2039	4,516,692
735,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2027	735,456
1,400,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125		06/15/2037	1,400,714
1,000,000	NJ EDA (North Star Academy Charter School of Newark)[1]	5.000		07/15/2047	1,073,820
500,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000		07/01/2037	542,100
1,000,000	NJ EDA (Provident Group-Montclair Properties)[1]	5.000		06/01/2042	1,104,260
1,000,000	NJ EDA (School Facilities)[1]	5.250		09/01/2026	1,054,170
65,000	NJ EDA (St. Barnabas Medical Center)	6.827	[2]	07/01/2021	61,267
25,000	NJ EDA (St. Barnabas Medical Center)	7.147	[2]	07/01/2020	24,116
3,000,000	NJ EDA (State Government Buildings)[1]	5.000		06/15/2047	3,237,240
20,000	NJ EDA (State Office Buildings)[1]	5.000		06/15/2020	20,052
3,200,000	NJ EDA (Team Academy Charter School)[1]	6.000		10/01/2043	3,514,496
10,650,000	NJ EDA (The Goethals Bridge Replacement)[1]	5.375		01/01/2043	11,659,726
1,500,000	NJ EDA (UMM Energy Partners)[1]	5.000		06/15/2037	1,552,665
1,250,000	NJ EDA (UMM Energy Partners)[1]	5.125		06/15/2043	1,295,812
125,000	NJ Educational Facilities Authority (Drew University)[1]	5.250		07/01/2019	129,272
1,590,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2033	1,702,015
1,485,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2035	1,579,342
1,640,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000		07/01/2036	1,740,417
5,000	NJ Educational Facilities Authority (Public Library)[1]	5.000		09/01/2022	5,015
185,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2035	201,939
300,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2036	326,523
1,000,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2037	1,033,330
3,250,000	NJ Educational Facilities Authority (Rider University)[1]	5.000		07/01/2047	3,494,075

19 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$2,025,000	NJ Educational Facilities Authority (Stockton University)[1]	5.000%	07/01/2041	$2,186,798
2,000,000	NJ Educational Facilities Authority (William Patterson University)[1]	5.000	07/01/2047	2,237,720
5,000,000	NJ GO3	5.000	06/01/2027	5,778,744
5,000,000	NJ GO3	5.000	06/01/2028	5,707,844
3,000,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000	07/01/2044	3,273,570
5,085,000	NJ Health Care Facilities Financing Authority (Catholic Health East)[1]	5.000	11/15/2033	5,437,085
2,000,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.000	10/01/2038	2,173,940
230,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250	10/01/2038	231,486
65,000	NJ Health Care Facilities Financing Authority (Hospital Asset Transformation)[1]	5.250	10/01/2038	65,420
500,000	NJ Health Care Facilities Financing Authority (SJHS/SJH&MC Obligated Group)[1]	5.000	07/01/2036	537,830
1,960,000	NJ Health Care Facilities Financing Authority (St. Luke’s Warren Hospital)[1]	5.000	08/15/2034	2,120,034
2,000,000	NJ Health Care Facilities Financing Authority (University Hospital)[1]	5.000	07/01/2046	2,195,640
125,000	NJ Health Care Facilities Financing Authority (Virtua Health/Virtua Memorial Hospital Burlington County Obligated Group)[1]	5.750	07/01/2033	129,814
1,590,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.500	12/01/2025	1,701,984
45,000	NJ Higher Education Student Assistance Authority (Student Loans)[1]	5.750	12/01/2029	48,082
1,000,000	NJ Hsg. & Mtg. Finance Agency (Single Family Hsg.)[1]	3.800	10/01/2032	997,790
2,000,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2037	2,233,520
4,400,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2046	4,724,896
6,350,000	NJ Tobacco Settlement Financing Corp.[1]	5.250	06/01/2046	7,126,796
50,000	NJ Transportation Trust Fund Authority[1]	5.000	12/15/2025	50,110
2,740,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2030	3,046,359
2,800,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2031	3,100,832
1,625,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2038	1,692,698
5,000,000	NJ Transportation Trust Fund Authority[1]	5.500	06/15/2041	5,231,550
4,518,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	4,920,328
850,000	NJ Turnpike Authority[1]	5.000	01/01/2040	969,782
20,000	Passaic County, NJ Improvement Authority (Paterson Parking Deck)[1]	4.100	04/15/2019	20,023
6,330,000	Rutgers State University NJ3	5.000	05/01/2029	7,056,231
5,380,000	Rutgers State University NJ3	5.000	05/01/2030	5,985,021
4,000,000	Rutgers State University NJ3	5.000	05/01/2038	4,432,410
1,350,000	South Jersey, NJ Port Corp. (Marine Terminal)[1]	5.000	01/01/2039	1,459,202
3,650,000	South Jersey, NJ Transportation Authority[1]	5.000	11/01/2039	3,963,170

20 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New Jersey (Continued)
$55,000	Union County, NJ Improvement Authority (Linden Airport)[1]	5.000%	03/01/2028	$55,148
40,000	West Milford Township, NJ (Municipal Utilities Authority)[1]	5.375	08/01/2031	40,132

				197,407,253

New York—7.6%
2,689,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	2,806,724
8,710,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	9,091,585
5,100,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	5,359,029
1,305,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	1,365,213
850,000	Port Authority NY/NJ, 206th Series[1]	5.000	11/15/2037	960,373

				19,582,924

U.S. Possessions—25.2%
10,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	10,128
125,000	Guam Power Authority, Series A1	5.000	10/01/2024	136,814
250,000	Guam Power Authority, Series A1	5.000	10/01/2030	267,502
1,965,000	Northern Mariana Islands Ports Authority, Series A	6.250	03/15/2028	1,852,012
19,195,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	19,362,956
2,150,000	Puerto Rico Commonwealth GO4	5.250	07/01/2037	903,000
5,000,000	Puerto Rico Commonwealth GO4	6.000	07/01/2029	2,087,500
3,000,000	Puerto Rico Commonwealth GO4	6.500	07/01/2040	1,252,500
168,097	Puerto Rico Electric Power Authority[4]	10.000	07/01/2019	105,481
168,096	Puerto Rico Electric Power Authority[4]	10.000	07/01/2019	105,480
165,099	Puerto Rico Electric Power Authority[4]	10.000	01/01/2021	103,600
165,099	Puerto Rico Electric Power Authority[4]	10.000	07/01/2021	103,600
55,033	Puerto Rico Electric Power Authority[4]	10.000	01/01/2022	34,533
55,033	Puerto Rico Electric Power Authority[4]	10.000	07/01/2022	34,533
1,700,000	Puerto Rico Electric Power Authority, Series A4	5.000	07/01/2029	1,041,250
45,000	Puerto Rico Electric Power Authority, Series A4	5.050	07/01/2042	27,563
3,000,000	Puerto Rico Electric Power Authority, Series A4	7.000	07/01/2043	1,882,500
5,000,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250	07/01/2030	3,062,500
550,000	Puerto Rico Electric Power Authority, Series AAA[4]	5.250	07/01/2031	336,875
50,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000	07/01/2021	30,625
90,000	Puerto Rico Electric Power Authority, Series CCC[4]	5.000	07/01/2025	55,125
45,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2020	45,378
100,000	Puerto Rico Electric Power Authority, Series TT4	5.000	07/01/2023	61,250
80,000	Puerto Rico Electric Power Authority, Series TT4	5.000	07/01/2037	49,000
750,000	Puerto Rico Highway & Transportation Authority, FGIC[5]	5.750	07/01/2020	600,000
575,000	Puerto Rico Infrastructure[4]	5.000	07/01/2027	60,375
4,750,000	Puerto Rico Infrastructure[4]	5.000	07/01/2037	498,750
2,610,000	Puerto Rico Infrastructure[6]	5.000	07/01/2041	274,050

21 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$975,000	Puerto Rico Infrastructure, AMBAC	6.995%[2]		07/01/2035	$387,475
3,000,000	Puerto Rico Infrastructure, FGIC[5]	7.046	[2]	07/01/2042	651,690
400,000	Puerto Rico Infrastructure (Mepsi Campus)[4]	6.500		10/01/2037	81,000
930,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	830,025
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	92,000
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	90,000
175,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	166,688
1,000,000	Puerto Rico ITEMECF (Polytechnic University), ACA[1]	5.000		08/01/2032	982,770
2,000,000	Puerto Rico Municipal Finance Agency, Series A, AGC[1]	5.250		08/01/2020	2,053,260
305,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2033	123,144
5,000,000	Puerto Rico Public Buildings Authority[6]	5.250		07/01/2042	1,968,750
1,000,000	Puerto Rico Public Buildings Authority, NPFGC[1]	6.000		07/01/2028	1,032,760
5,235,000	Puerto Rico Public Finance Corp., Series B4	6.000		08/01/2026	143,963
2,500,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500		08/01/2021	1,025,000
4,850,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500		08/01/2022	1,988,500
4,925,000	Puerto Rico Sales Tax Financing Corp., Series A4	5.500		08/01/2042	2,019,250
16,675,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.807	[2]	08/01/2041	4,951,641
325,000	Puerto Rico Sales Tax Financing Corp., Series A4	6.375		08/01/2039	133,250
6,800,000	Puerto Rico Sales Tax Financing Corp., Series A4	6.500		08/01/2044	2,788,000
9,000,000	Puerto Rico Sales Tax Financing Corp., Series C4	5.750		08/01/2057	7,537,500
1,100,000	V.I. Tobacco Settlement Financing Corp.	6.497	[2]	05/15/2035	319,627
3,100,000	V.I. Tobacco Settlement Financing Corp.	7.622	[2]	05/15/2035	816,230

					64,567,403
Total Investments, at Value (Cost $305,740,459)—109.8%					281,557,580
Net Other Assets (Liabilities)—(9.8)					(25,244,325)

Net Assets—100.0%					$256,313,255

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

22 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below:

ACA	American Capital Access
AGC	Assured Guaranty Corp.
AMBAC	AMBAC Indemnity Corp.
EDA	Economic Devel. Authority
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
NPFGC	National Public Finance Guarantee Corp.
NY/NJ	New York/New Jersey
SJH&MC	St. Joseph’s Health and Medical Center
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

23 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2018

Assets
Investments, at value (cost $305,740,459) — see accompanying statement of investments	$281,557,580

Cash	227,210

Receivables and other assets:
Interest	2,206,680
Investments sold on a when-issued or delayed delivery basis	2,079,742
Shares of beneficial interest sold	159,876
Other	136,222

Total assets	286,367,310

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	19,280,000
Payable for borrowings (See Note 9)	9,600,000
Shares of beneficial interest redeemed	895,246
Dividends	109,471
Trustees’ compensation	66,620
Distribution and service plan fees	43,780
Shareholder communications	6,150
Interest expense on borrowings	4,181
Other	48,607

Total liabilities	30,054,055

Net Assets	$256,313,255

Composition of Net Assets
Paid-in capital	$415,533,548

Accumulated net investment income	1,639,193

Accumulated net realized loss on investments	(136,676,607)

Net unrealized depreciation on investments	(24,182,879)

Net Assets	$256,313,255

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $162,954,996 and 17,732,158 shares of beneficial interest outstanding)	$9.19

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.65

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $71,387,917 and 7,758,043 shares of beneficial interest outstanding)	$9.20

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $21,970,342 and 2,387,861 shares of beneficial interest outstanding)	$9.20

See accompanying Notes to Financial Statements.

24 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Year Ended July 31, 2018

Investment Income
Interest	$12,931,444

Expenses
Management fees	1,623,322

Distribution and service plan fees:
Class A	416,189
Class B1	6,994
Class C	717,803

Transfer and shareholder servicing agent fees:
Class A	170,964
Class B1	777
Class C	79,794
Class Y	26,093

Shareholder communications:
Class A	13,928
Class B1	302
Class C	7,486
Class Y	3,199

Borrowing fees	377,335

Legal, auditing and other professional fees	359,619

Interest expense on borrowings	138,780

Interest expense and fees on short-term floating rate notes issued (See Note 4)	112,037

Trustees’ compensation	3,710

Custodian fees and expenses	2,795

Other	11,342

Total expenses	4,072,469

Net Investment Income	8,858,975

Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(17,751,789)

Net change in unrealized appreciation/depreciation on investment transactions	17,551,210

Net Increase in Net Assets Resulting from Operations	$8,658,396

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

25 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017

Operations
Net investment income	$8,858,975	$14,549,519

Net realized gain (loss)	(17,751,789)	762,842

Net change in unrealized appreciation/depreciation	17,551,210	(27,232,735)

Net increase (decrease) in net assets resulting from operations	8,658,396	(11,920,374)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,547,022)	(9,969,457)
Class B1	(20,939)	(77,318)
Class C	(2,065,669)	(4,031,761)
Class Y	(914,187)	(1,454,078)

	(8,547,817)	(15,532,614)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(45,576,678)	(32,878,334)
Class B1	(1,609,917)	(1,052,793)
Class C	(26,229,722)	(18,824,104)
Class Y	(14,241,261)	10,270,816

	(87,657,578)	(42,484,415)

Net Assets
Total decrease	(87,546,999)	(69,937,403)

Beginning of period	343,860,254	413,797,657

End of period (including accumulated net investment income of $1,639,193 and $540,374, respectively)	$256,313,255	$343,860,254

1. Effective June 1, 2018 all Class B shares converted to Class A Shares.

See accompanying Notes to Financial Statements.

26 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Year Ended July 31, 2018

Cash Flows from Operating Activities
Net increase in net assets from operations	$8,658,396

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(68,359,752)
Proceeds from disposition of investment securities	168,338,432
Short-term investment securities, net	(4,740,676)
Premium amortization	1,353,902
Discount accretion	(1,260,547)
Net realized loss on investment transactions	17,751,789
Net change in unrealized appreciation/depreciation on investment transactions	(17,551,210)
Change in assets:
Increase in other assets	(7,829)
Decrease in interest receivable	672,799
Decrease in receivable for securities sold	2,323,468
Change in liabilities:
Decrease in other liabilities	(64,598)
Decrease in payable for securities purchased	(1,165,990)

Net cash provided by operating activities	105,948,184

Cash Flows from Financing Activities
Proceeds from borrowings	128,700,000
Payments on borrowings	(138,700,000)
Payments/proceeds on short-term floating rate notes issued	405,000
Proceeds from shares sold	21,504,571
Payments on shares redeemed	(117,023,068)
Cash distributions paid	(1,159,809)

Net cash used in financing activities	(106,273,306)

Net decrease in cash	(325,122)

Cash, beginning balance	552,332

Cash, ending balance	$227,210

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $7,498,899.

Cash paid for interest on borrowings—$151,852.

Cash paid for interest on short-term floating rate notes issued—$112,037.

See accompanying Notes to Financial Statements.

27 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$9.02	$9.70	$9.34	$9.67	$9.60

Income (loss) from investment operations:
Net investment income[1]	0.29	0.38	0.43	0.48	0.52
Net realized and unrealized gain (loss)	0.16	(0.66)	0.40	(0.31)	0.07

Total from investment operations	0.45	(0.28)	0.83	0.17	0.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.40)	(0.47)	(0.50)	(0.52)

Net asset value, end of period	$9.19	$9.02	$9.70	$9.34	$9.67

Total Return, at Net Asset Value[2]	5.22%	(3.01)%	9.25%	1.64%	6.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162,955	$207,958	$257,608	$263,873	$306,172

Average net assets (in thousands)	$170,793	$231,289	$260,521	$301,779	$326,496

Ratios to average net assets[3]
Net investment income	3.36%	4.05%	4.55%	4.89%	5.58%
Expenses excluding specific expenses listed below	1.07%	0.90%	0.87%	0.87%	0.83%
Interest and fees from borrowings	0.19%	0.13%	0.22%	0.23%	0.15%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.06%	0.04%	0.07%	0.08%

Total expenses	1.30%	1.09%	1.13%	1.17%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.09%	1.13%	1.17%	1.06%[5]

Portfolio turnover rate	23%	9%	11%	7%	30%

28 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

29 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$9.04	$9.71	$9.35	$9.68	$9.61

Income (loss) from investment operations:
Net investment income[1]	0.24	0.31	0.36	0.40	0.45
Net realized and unrealized gain (loss)	0.15	(0.64)	0.40	(0.30)	0.06

Total from investment operations	0.39	(0.33)	0.76	0.10	0.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.34)	(0.40)	(0.43)	(0.44)

Net asset value, end of period	$9.20	$9.04	$9.71	$9.35	$9.68

Total Return, at Net Asset Value[2]	4.41%	(3.70)%	8.54%	0.87%	5.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,388	$97,517	$124,488	$131,468	$142,154

Average net assets (in thousands)	$79,705	$112,466	$125,656	$142,243	$150,721

Ratios to average net assets:[3]
Net investment income	2.70%	3.36%	3.80%	4.06%	4.83%
Expenses excluding specific expenses listed below	1.73%	1.62%	1.61%	1.62%	1.59%
Interest and fees from borrowings	0.19%	0.13%	0.22%	0.23%	0.15%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.06%	0.04%	0.07%	0.08%

Total expenses	1.96%	1.81%	1.87%	1.92%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	1.81%	1.87%	1.92%	1.82%[5]

Portfolio turnover rate	23%	9%	11%	7%	30%

30 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

31 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$9.04	$9.71	$9.35	$9.68	$9.60

Income (loss) from investment operations:
Net investment income[1]	0.32	0.38	0.44	0.49	0.54
Net realized and unrealized gain (loss)	0.14	(0.63)	0.40	(0.30)	0.07

Total from investment operations	0.46	(0.25)	0.84	0.19	0.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.42)	(0.48)	(0.52)	(0.53)

Net asset value, end of period	$9.20	$9.04	$9.71	$9.35	$9.68

Total Return, at Net Asset Value[2]	5.35%	(2.83)%	9.51%	1.79%	6.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,970	$36,708	$28,817	$23,579	$23,842

Average net assets (in thousands)	$26,034	$32,570	$23,906	$25,005	$20,998

Ratios to average net assets:[3]
Net investment income	3.61%	4.10%	4.66%	5.02%	5.71%
Expenses excluding specific expenses listed below	0.83%	0.73%	0.71%	0.72%	0.69%
Interest and fees from borrowings	0.19%	0.13%	0.22%	0.23%	0.15%
Interest and fees on short-term floating rate notes issued[4]	0.04%	0.06%	0.04%	0.07%	0.08%

Total expenses	1.06%	0.92%	0.97%	1.02%	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	0.92%	0.97%	1.02%	0.92%[5]

Portfolio turnover rate	23%	9%	11%	7%	30%

32 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

33 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2018

1. Organization

Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

34 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

35 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$4,116,610	$—	$136,672,359	$22,786,564

1. At period end, the Fund had $136,672,359 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $735,561 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the reporting period, $22,257,929 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$22,257,929	$787,661	$21,470,268

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2018	Year Ended July 31, 2017

Distributions paid from:
Exempt-interest dividends	$8,341,469	$15,041,090
Ordinary income	206,348	491,524

Total	$8,547,817	$15,532,614

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized

36 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

gain or loss.

Federal tax cost of securities	$284,406,897[1]

Gross unrealized appreciation	$12,614,349
Gross unrealized depreciation	(35,400,913)

Net unrealized depreciation	$(22,786,564)

1. The Federal tax cost of securities does not include cost of $19,937,247, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt

37 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

38 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

3. Securities Valuation (Continued)

with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
New Jersey	$—	$197,407,253	$—	$197,407,253
New York	—	19,582,924	—	19,582,924
U.S. Possessions	—	64,567,403	—	64,567,403

Total Assets	$—	$281,557,580	$—	$281,557,580

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity

39 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response

40 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis

41 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $28,960,250 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $19,280,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 1,250,000	NJ GO Tender Option Bond Series 2017-XF0553-1 Trust	12.030%	6/1/27	$2,028,575
1,250,000	NJ GO Tender Option Bond Series 2017-XF0553-2 Trust	12.030	6/1/28	1,958,013
1,585,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105 Trust	12.572	5/1/29	2,311,231
1,345,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-2 Trust	12.590	5/1/30	1,950,021
1,000,000	Rutgers State University NJ Tender Option Bond Series 2015-XF2105-3 Trust	12.590	5/1/38	1,432,410

				$9,680,250

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities).

42 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

4. Investments and Risks (Continued)

However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $19,280,000 or 6.73% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$ 2,079,742

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation

43 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

(“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$54,350,088
Market Value	$27,675,647
Market Value as % of Net Assets	10.80%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

44 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

5. Market Risk Factors (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	1,247,452	$10,931,851	2,501,657	$23,393,526
Dividends and/or distributions reinvested	544,997	4,746,712	899,783	8,406,903
Redeemed	(7,103,366)	(61,255,241)	(6,922,609)	(64,678,763)
Net decrease	(5,310,917)	$(45,576,678)	(3,521,169)	$(32,878,334)

Class B
Sold	—	$—	166	$1,509
Dividends and/or distributions reinvested	2,409	20,887	7,818	73,424
Redeemed[1]	(187,602)	(1,630,804)	(119,541)	(1,127,726)
Net decrease	(185,193)	$(1,609,917)	(111,557)	$(1,052,793)

Class C
Sold	403,037	$3,471,733	677,554	$6,313,913
Dividends and/or distributions reinvested	216,093	1,882,421	354,830	3,318,598
Redeemed	(3,652,882)	(31,583,876)	(3,062,135)	(28,456,615)
Net decrease	(3,033,752)	$(26,229,722)	(2,029,751)	$(18,824,104)

Class Y
Sold	808,666	$7,129,287	2,435,390	$22,697,741
Dividends and/or distributions reinvested	97,328	848,879	140,507	1,309,757
Redeemed	(2,581,033)	(22,219,427)	(1,480,370)	(13,736,682)
Net increase (decrease)	(1,675,039)	$(14,241,261)	1,095,527	$10,270,816

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term

45 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Purchases and Sales of Securities (Continued)

obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$68,359,752	$168,338,432

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new

46 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	3,220
Accumulated Liability as of July 31, 2018	27,763

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate

47 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B1 Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2018	$10,193	$2,890	$1,694	$3,208

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to

48 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.1405% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.15% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.1405%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$9,128,493
Average Daily Interest Rate	1.613%
Fees Paid	$287,945
Interest Paid	$151,852

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits

49 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$108,466

50 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Multi-State Municipal Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”), a separate series of Oppenheimer Multi-State Municipal Trust, including the statement of investments, as of July 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

September 27, 2018

51 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 97.59% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

52 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

53 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester New Jersey Municipal Fund	2/20/18	85.2%	0.0%	14.8%

Oppenheimer Rochester New Jersey Municipal Fund	5/22/18	94.3%	0.0%	5.7%

Oppenheimer Rochester New Jersey Municipal Fund	7/24/18	81.9%	0.0%	18.1%

54 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/
Fund, Length of Service, Year of	Directorships Held.
Birth

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 48 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

55 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 - 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

56 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately- held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

57 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

58 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

59 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

60 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

© 2018 OppenheimerFunds, Inc. All rights reserved.

61 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

62 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

63 OPPENHEIMER ROCHESTER NEW JERSEY MUNICIPAL FUND

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RA0395.001.0718 September 27, 2018

Annual Report 7/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® **Pennsylvania Municipal Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	3.84%	-1.10%	0.99%
5-Year	5.22	4.20	3.76
10-Year	5.21	4.69	4.41

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Our Twitter handle is @RochesterFunds.

2 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester Pennsylvania Municipal Fund once again generated high levels of tax-free income during the 12-month reporting period that ended July 31, 2018. The Class A shares provided a yield-driven, annual total return of 3.84% at net asset value (NAV) and a distribution yield of 3.47% at NAV. The Fund outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 285 basis points. Tax-free income comprised 100% of this fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The first quarter-point increase of this reporting period was announced after the FOMC’s December 2017 meeting. The rate was also raised in March and June 2018. The Fed Funds target rate remained unchanged at its July meeting. The FOMC’s policy statement issued after that meeting repeatedly referred to the economy and labor markets as “strong” and signaled that subsequent rate rises will be needed to keep the economy steady. A majority of officials at the July meeting suggested at least two more rate increases this year.

The average distribution yield in Lipper’s Pennsylvania Debt Funds category was 3.24% at the end of this reporting period. At 3.47%, the distribution yield at NAV for this Fund’s Class A shares was 23 basis points higher than the category average.

The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had six increases of 0.25 percentage points to date.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.47%
Dividend Yield with sales charge	3.30
Standardized Yield	2.65
Taxable Equivalent Yield	4.63
Last distribution (7/24/18)	$0.030
Total distributions (8/1/17 to 7/31/18)	$0.420

Endnotes for this discussion begin on page 14 of this report.

3 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

The Fed’s efforts to “normalize” its balance sheet, which began in October 2017 with reductions of $10 billion a month, continued throughout this reporting period. The Fed has said that it expects reductions to reach $50 billion a month by year-end 2018.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.41%, 66 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve as a whole rose during this reporting period, though yields at the short end of the curve rose more than yields on securities with maturities of 10 years or longer. The rise in the Treasury curve was also greater at the short end of the curve. The Treasury curve continued to flatten during this reporting period, giving investors in government securities fewer incentives to purchase longer-maturity bonds; a flatter curve typically reflects an expectation of rising rates. The muni yield curve remained relatively flat as of July 31, 2018; it was somewhat steeper at the outset of this reporting period than at the end. As a result of the changes in the two yield curves, as of end of July, 30-year AAA-rated munis were considered cheap to 30-year Treasuries.

On a nominal basis, Treasury yields were higher than the yields on AAA-rated munis with comparable maturities as of July 31, 2018. Nonetheless, a AAA-rated muni with a maturity of 10 years would provide more income on an after-tax basis than a 10-year Treasury security for Philadelphia taxpayers in all but the lowest 2018 tax bracket; everywhere else in Pennsylvania, the muni would provide more after-tax income than the Treasury in all but the two lowest 2018 federal tax brackets. (Philadelphia levies a city income tax rate of 3.89%, which makes a municipal bond’s after-tax income advantage even more pronounced.) The yields on the 30-year Treasury and AAA-rated muni were virtually identical at the end of this reporting period, meaning that nearly every taxpayer would earn more on an after-tax basis by investing in the muni versus the Treasury. Treasury bonds are backed by the full faith and credit of the U.S. government, while municipal securities are exempt from federal income taxes and, where applicable, state and local income taxes as well.

4 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

Pennsylvania’s governor, Tom Wolf, signed a $32.7 billion fiscal 2019 spending plan in June 2018, his first on-time budget package since taking office in January 2015. Commonwealth officials said they achieved $100 million in annual savings from procurement efficiencies, contract renewal reductions, and live, reverse auctions for contracts. The governor also introduced initiatives designed to create recurring savings of $2.2 billion, among them: downsizing facilities, consolidating agencies, and merging human resources and internet technology across all state agencies. Gov. Wolf also announced a $22 million deposit into the state’s rainy-day fund, exceeding pre-budget estimates by $8 million. The governor expects this deposit, the first in nearly a decade, to resonate with bond rating agencies.

The ruling by the U.S. Supreme Court in South Dakota vs. Wayfair requiring certain online retailers to collect taxes will likely bolster the legality of the Marketplace Sales Act, which the Legislature passed as part of the 2017-2018 budget, according to The Allentown Morning Call. The Act will require companies that sell at least $10,000 of merchandise annually to Pennsylvania residents via a website or online retail platform to collect and remit sales taxes. The taxes could be collected at the point of sale or retailers could send annual tax notices to their customers and to the Pennsylvania Revenue Department. In 2020, taxpayers would need to report these taxes on their tax returns. The Morning Call also reported that online sales to Pennsylvanians are forecast to generate more than $40 million in revenues annually.

Pennsylvania came to market in May 2018 with $1.2 billion of general obligation (G.O.) bonds. Proceeds will fund Growing Greener Projects, a program that includes a variety of sustainable initiatives; the Pennsylvania Infrastructure Investment Authority (Pennvest); and various capital facilities projects.

While the future of Philadelphia’s beverage tax is being argued in the State Supreme Court, Mayor Jim Kenney has requested that the city move forward with planned capital enhancements funded by the controversial policy and already approved in the city’s 2018 fiscal budget. Revenues from the 1.5 cent-per-ounce tax on sugary beverages, which went into effect January 2017, are slated to fund the majority of Philadelphia’s Rebuilding Community Infrastructure initiative to make capital improvements to parks, recreation centers, and libraries. Construction on several projects is set to start later in 2018, and the city has plans to initiate a larger set if the beverage tax is upheld by the State Supreme Court.

5 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Pittsburgh has terminated its status as a distressed municipality after 14 years under the state’s Act 47 program, which provides fiscal management oversight, technical assistance, planning, and financial aid to municipalities experiencing severe fiscal distress. Boosted by a recent surge in the city’s technology and medical sectors, stabilized finances, and healthy surpluses, Pittsburgh is the second city and 14th municipality to exit the program.

As of July 31, 2018, Pennsylvania’s G.O. bonds were rated Aa3 with a stable outlook by Moody’s Investors Service, A-plus with a stable outlook by S&P Global Ratings (S&P), and AA-minus with a negative outlook by Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico and the federal oversight board established by PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) continued to generate headlines throughout this reporting period; additional information about the developments in Puerto Rico can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of this reporting period, some 10 months after Hurricane Maria, power was not fully restored across the Commonwealth. Despite the hurricane’s impact during the final quarter of 2017, Puerto Rico’s retail sales rose 10.7% in 2017, and bonds issued by the

Commonwealth (in aggregate) have rallied during this reporting period.

PREPA, the Commonwealth’s energy utilities authority, remained a focal point during this reporting period. In January 2018, creditors raised concerns about a plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; in a decision favorable to bondholders, U.S. District Court Judge Laura Taylor Swain rejected the proposed loan. Investors will recall that PREPA failed to make its July 2017 debt payment and has made no debt-service payments since. Its cash on hand continues to be more than projected, according to officials in Puerto Rico.

In July 2018, a board shakeup ensued after Gov. Ricardo Rosselló Nevares appointed Rafael Diaz-Granados as PREPA’s new executive director, replacing Walter Higgins, who held the position for four months. Diaz-Granados quit after one day over a pay dispute, and four other board members also resigned in protest. Jose Ortiz, who had previously led PRASA, the Commonwealth’s aqueduct and sewer authority, returned to PREPA; he had been the board’s chairman from 2011 to 2013. Ortiz became the fifth person to lead PREPA since the hurricane hit.

Ortiz has expressed interest in selling some of PREPA’s power plants. The governor remains an advocate for privatization, a solution that typically requires assumption of debt. He has also said the federal government is not qualified to take over the utility and has asked

6 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Congress to provide PREPA with $30 billion for modernization efforts.

At the very end of this reporting period, the oversight board established under PROMESA, the government of Puerto Rico, and certain bondholders, including OppenheimerFunds, reached a new restructuring support agreement (RSA) for PREPA debt. The pact, which has not been finalized, comes 13 months after the oversight board voted against an RSA that had been reached in September 2015 and extended numerous times. Like the earlier RSA, the new agreement is designed to reduce PREPA’s debt burden and protect the best interests of Fund shareholders.

As anticipated, Hurricane Maria had an adverse impact on sales and use tax (SUT) collections during fiscal year 2018, which ended June 30. At $2.52 billion for the fiscal year ended June 30, 2018, SUT collections were 1.2% lower than in the previous fiscal year. The ruling by the U.S. Supreme Court in South Dakota vs. Wayfair is expected to increase Puerto Rico’s sales tax collections by an estimated $40 million annually, according to Puerto Rico’s Treasury Department.

Prices on many bonds issued in Puerto Rico rose materially on news of an agreement between an agent of the Commonwealth of Puerto Rico and an agent of the COFINA bondholders. Negotiations are ongoing and many details need to be worked out, but a preliminary structure for a settlement was reached in mid-June 2018. Judge Swain has approved the segregating SUT collections into three separate pools, as stipulated in the agreement. Among other provisions, the agreement calls for bondholders to receive the $1.2 billion in unpaid debt service that the Bank of New York-Mellon, the COFINA trustee, has amassed. Very early in this reporting period, the Commonwealth said its deposits with the BoNY trustee had already satisfied its fiscal 2018 requirements related to the COFINA debt.

Puerto Rico did not make debt payments on its G.O. securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O. debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

In June 2018, officials in the Commonwealth’s Treasury Department said that general fund revenues for the first 11 months of fiscal year 2018 were $78.9 million, or 1%, ahead of projections. Treasury officials also said then that they anticipate that revenues for the entire fiscal year will also exceed projections, but those figures had not been released as of July 31, 2018.

On the last day of the reporting period, the government reported that Puerto Rico’s latest cash position had reached its highest level in at least a year: As of July 20, 2018, Puerto Rico had $3.23 billion in cash, topping the high point of fiscal 2018 by more than $100 million.

7 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

In other positive economic news, the employment level in June was higher than at any time since October 2013. At 9.3%, the unemployment rate remained high relative to the U.S. rate, but was nonetheless the lowest monthly rate since at least 1975, according to the U.S. Bureau of Labor Statistics; Puerto Rico’s Department of Labor and Human Resources, meanwhile, says the annual rate is the lowest since at least 1941.

During the reporting period, the oversight board, the Rosselló administration, legislators, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority, with significant debate about the budget and fiscal plan proposals that have been drafted and repeatedly revised. While it intended to certify a plan by late March, the oversight board extended the deadline and said that the new plan must demonstrate “consistency with historical actual expenditures.”

In April, the projected surplus by fiscal 2023 was raised to $6.4 billion and then to $6.7 billion. Audited results for fiscal 2015 were released in the final months of this reporting period; audited results for fiscal years 2016 and 2017 have yet to be released.

Among the ongoing issues are debt-service obligations, pensions, Law 80 (the repeal of which would allow at-will employment), and Christmas bonuses for public sector employees.

In the latter half of this reporting period, the chairman of the U.S. House committee that oversees Puerto Rico sent the governor a letter that recommended the takeover of the Commonwealth’s government by the oversight board and an increased focus on bondholder concerns. The governor fired back, calling the chairman’s letter “truly disturbing in its reckless disregard for collaboration and cooperation.”

On June 30, 2018, the oversight board certified a budget for Puerto Rico, allocating $8.76 billion for the general fund and $20.7 billion for the consolidated budget. The next month, both the governor and legislative leaders filed lawsuits claiming that the oversight board was overstepping its authority. These suits followed the board’s rejection of the budget that the Legislature had passed. The oversight board cited the PROMESA provisions that allow it to impose its own budget if the government does not submit a compliant budget; government officials, meanwhile, argue that the board is trying to set public policy.

Clearly, the situation remains dynamic. All issuers can be affected positively or adversely by economic and fiscal conditions: were the economic situation in Puerto Rico to worsen, for example, then the performance of Rochester municipal funds that hold Puerto Rican debt, including this Fund, may be adversely affected. Our team continues to believe that the best interests of all stakeholders can be met through negotiated settlements that offer Puerto Rico a path

8 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

forward, strengthen its economy and improve the quality of life of its residents while providing investors with an appropriate return.

FUND PERFORMANCE

Oppenheimer Rochester Pennsylvania Municipal Fund held more than 250 securities as of July 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 4.2 cents per share at the outset, was reduced several times over the reporting period, ending at 3.0 cents per share beginning with the June 2018 payout. In all, the Fund distributed 42.0 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Seven of the Fund’s 10 largest sectors were among the 10 strongest sectors this reporting period. The Fund’s performance this reporting period was primarily driven by its holdings of sales tax revenue. Debt-service payments on securities in this sector, almost all of which were issued in Puerto Rico and one issued in the US Virgin Islands, are paid using the issuing municipality’s sales tax revenue. Securities in tobacco bonds were the second strongest performer this reporting period.

These high-yielding bonds, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), were the Fund’s third largest sector as of July 31, 2018. The Fund’s first, second, fifth, eighth, and ninth-largest sectors (education, higher education, US government obligations, student housing, and highways/commuter facilities, respectively) were also ranked among the 10 best-performing sectors.

Research-based security selection continued to be a factor in the strong performance of these sectors. The investment-grade bonds we hold in the higher education sector, five of which were invested in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. This sector was the Fund’s third strongest contributor to performance.

Bonds in the education sector, the Fund’s fourth strongest performer and largest sector overall this reporting period, primarily finance the infrastructure needs of a variety of charter schools around the state. The U.S. Government Obligations sector, the Fund’s fifth strongest performer, includes any securities held by the Fund that have been pre-refunded. In a refunding, new securities with lower coupon rates are sold by a municipality to pay off debt that has higher interest rates; the proceeds are escrowed in

9 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

U.S. Treasury bonds and earmarked to pay off the previously issued bonds. The student housing sector, which was the sixth strongest this reporting period, tends to perform well because the nation’s colleges and universities typically have predictable student populations and thus accurate revenue forecasts. The highway/commuter facilities sector was the Fund’s tenth strongest performer this reporting period. Bonds in this sector are used to build and maintain roadways and highway amenities.

Three sectors detracted slightly from the Fund’s performance this reporting period, though in aggregate performance was reduced less than 1.5 percentage point by the underperforming sectors. The detractors as of July 31, 2018, includes G.O. bonds (the Fund’s fourth largest), as well as municipal leases, and electric utilities. These sectors were adversely affected by developments in Puerto Rico, as discussed above.

The Fund’s investments in securities issued in the Commonwealth of Puerto Rico are exempt from federal, state, and local income taxes, and the Fund’s holdings as of July 31, 2018 included securities from many different sectors. Investors should note that some of this Fund’s investments in securities issued in

Puerto Rico are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Oppenheimer Municipal Fund Management Team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2018, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

In closing, we believe that the structure and sector composition of this Fund and the use of time-tested strategies will continue to

10 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

benefit fixed income investors through

interest rate and economic cycles.

Charles S. Pulire, CFA Vice President and Senior Portfolio Manager

Charlie Pulire has been named portfolio manager of the Fund. With support as needed from the Oppenheimer Municipal Fund Management Team, Charlie will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes. In closing, we believe that the structure and sector composition of this Fund and the use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

11 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Education	13.6%
Higher Education	12.6
Tobacco Master Settlement Agreement	11.6
General Obligation	9.4
U.S. Government Obligations	8.7
Hospital/Healthcare	5.7
Sales Tax Revenue	5.4
Housing - Student	5.2
Highways/Commuter Facilities	4.8
Government Appropriation	3.7

Portfolio holdings are subject to change. Percentages are as of July 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	0.0%	2.5%	2.5%
AA	16.4	0.0	16.4
A	29.5	0.0	29.5
BBB	17.7	3.2	20.9
BB or lower	20.6	10.1	30.7
Total	84.2%	15.8%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

12 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 7/31/18

	Without Sales Charge	With Sales Charge
Class A	3.47%	3.30%
Class C	2.87	N/A
Class Y	3.69	N/A

TAXABLE EQUIVALENT YIELDS

As of 7/31/18
Class A	4.63%
Class C	3.72
Class Y	5.27

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/18
Class A	2.65%
Class C	2.13
Class Y	3.02

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 7/31/18
Class A	2.64%
Class C	2.13
Class Y	3.02

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	3.84%	5.22%	5.21%	5.57%
Class C (OPACX)	8/29/95	3.07	4.45	4.42	4.33
Class Y (OPAYX)	11/29/10	3.98	5.40	N/A	5.47

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPATX)	9/18/89	-1.10%	4.20%	4.69%	5.40%
Class C (OPACX)	8/29/95	2.08	4.45	4.42	4.33
Class Y (OPAYX)	11/29/10	3.98	5.40	N/A	5.47

13 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.030 for the 28-day accrual period ended July 24, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 24, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0248 and $0.0319, respectively, for the 28-day accrual period ended July 24, 2018 and on the corresponding net asset values on that date.

14 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended July 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Pennsylvania Municipal Debt Funds category is based on 60 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and Pennsylvania tax rate of 42.73%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on July 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting

15 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

16 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During 6 Months Ended July 31, 2018
Class A	$ 1,000.00	$ 1,096.60	$ 6.20
Class C	1,000.00	1,093.40	9.64
Class Y	1,000.00	1,097.90	4.95

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.89	5.97
Class C	1,000.00	1,015.62	9.29
Class Y	1,000.00	1,020.08	4.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.19%
Class C	1.85
Class Y	0.95

18 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2018

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—108.2%
Pennsylvania—82.1%
$11,500,000	Allegheny County, PA GO1	5.000%	11/01/2041	$12,971,770
4,960,000	Allegheny County, PA GO1	5.000	11/01/2043	5,646,166
35,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.375	08/15/2029	36,345
160,000	Allegheny County, PA HDA (UPMC Health System)[1]	5.500	08/15/2034	166,115
1,075,000	Allegheny County, PA HEBA (Carlow University)[1]	6.000	11/01/2021	1,157,162
1,125,000	Allegheny County, PA HEBA (Carlow University)[1]	6.750	11/01/2031	1,294,459
1,000,000	Allegheny County, PA HEBA (Chatham University)[1]	5.000	09/01/2035	1,044,160
615,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.000	10/15/2037	670,824
1,500,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.000	10/15/2047	1,621,650
2,250,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.500	10/15/2030	2,373,862
3,650,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.750	10/15/2040	3,851,845
2,355,000	Allegheny County, PA HEBA (Robert Morris University)[1]	5.900	10/15/2028	2,376,642
5,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	05/01/2028	5,666
2,000,000	Allegheny County, PA HEBA (Robert Morris University)[1]	6.000	10/15/2038	2,018,800
1,200,000	Allegheny County, PA IDA (Propel Charter School-East)[1]	6.375	08/15/2035	1,251,828
800,000	Allegheny County, PA IDA (Propel Charter School-Montour)[1,2]	6.750	08/15/2035	840,352
1,500,000	Allegheny County, PA IDA (Propel Charter School-Sunrise)[1]	6.000	07/15/2038	1,565,040
820,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.000	09/01/2021	821,812
1,225,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.100	09/01/2026	1,227,144
530,000	Allegheny County, PA IDA (RR/RRSW/RRDC Obligated Group)[1]	5.125	09/01/2031	530,514
300,000	Allegheny County, PA IDA (School Facility Devel.)[1,2]	5.900	08/15/2026	313,941
10,760,000	Allegheny County, PA Redevel. Authority (Pittsburgh Mills)[1]	5.600	07/01/2023	10,603,550
1,575,000	Allegheny County, PA Residential Finance Authority (Broadview Manor Apartments)[1]	5.950	01/20/2043	1,603,539
1,220,000	Allegheny County, PA Residential Finance Authority (Independence House Apartments)[1]	6.100	01/20/2043	1,244,254
1,580,000	Allegheny County, PA Residential Finance Authority (Versailles Apartments)[1]	6.160	01/20/2043	1,612,817
1,250,000	Allentown, PA City School District[1]	5.000	06/01/2036	1,377,400
1,255,000	Allentown, PA City School District[1]	5.000	06/01/2037	1,379,295

19 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$375,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)[1]	5.000%	05/15/2037	$408,619
500,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)[1]	5.000	05/15/2042	542,490
600,000	Berks County, PA IDA (Highlands at Wyomissing Healthcare Facilities)[1]	5.000	05/15/2047	648,666
13,400,000	Berks County, PA IDA (THlth/RHosp/BHospital/ CHH/JH/PHospital/PottsH Obligated Group)[3]	5.000	11/01/2047	14,792,544
6,500,000	Berks County, PA Municipal Authority (Tower Health)[3]	5.500	11/01/2031	6,791,281
6,500,000	Berks County, PA Municipal Authority (Tower Health)[3]	5.500	11/01/2031	6,788,812
3,000,000	Bethlehem, PA Area School District[1]	5.000	08/01/2035	3,382,230
1,750,000	Bethlehem, PA GO1	6.500	12/01/2032	1,975,417
480,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.000	07/01/2023	480,994
1,760,000	Butler County, PA IDA (Greenview Gardens Apartments)[1]	6.250	07/01/2033	1,762,693
50,000	Butler, PA Area School District[1]	4.500	10/01/2022	50,261
950,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	6.250	11/15/2041	1,082,962
2,000,000	Centre County, PA Hospital Authority (Mt. Nittany Medical Center)[1]	7.000	11/15/2046	2,327,540
2,000,000	Chester County, PA H&EFA (Main Line Health System)[1]	5.000	10/01/2052	2,223,420
1,000,000	Chester County, PA IDA (West Chester University Student Hsg.)[1]	5.000	08/01/2035	1,063,040
1,000,000	Clairton, PA Municipal Authority[1]	5.000	12/01/2037	1,067,620
1,220,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2024	1,302,850
1,310,000	Clarion County, PA IDA (Clarion University Foundation)[1]	5.000	07/01/2034	1,376,234
2,430,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)[1]	5.000	07/01/2029	2,576,456
3,500,000	Clarion County, PA IDA (Clarion University of Pennsylvania Hsg.)[1]	5.000	07/01/2033	3,688,230
260,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	264,480
1,000,000	Cumberland County, PA Municipal Authority (Dickinson College)[1]	5.000	05/01/2031	1,140,260
775,000	Cumberland County, PA Municipal Authority (Dickinson College)[1]	5.000	05/01/2032	880,834
3,965,000	Delaware County, PA Authority (Eastern University)[1]	5.250	10/01/2032	3,967,617
1,750,000	Delaware County, PA Authority (Elwyn/ElwynNJ/ElwynCA/Family Support Services Obligated Group)[1]	5.000	06/01/2037	1,896,755
75,000	Delaware County, PA Authority (MAS/MCMCSPA/ MHH/MHP/MHSSPA Obligated Group)[1]	5.375	11/15/2023	77,199

20 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$1,160,000	Delaware County, PA Authority (Neumann College)[1]	6.000%		10/01/2025	$1,168,712
280,000	Delaware County, PA Authority (Neumann College)[1]	6.000		10/01/2030	282,103
1,000,000	Delaware County, PA Authority (Neumann College)[1]	6.125		10/01/2034	1,007,710
650,000	Delaware County, PA Authority (Neumann College)[1]	6.250		10/01/2038	655,148
1,150,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2025	1,218,896
1,425,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2031	1,541,508
2,305,000	Delaware County, PA Authority (Neumann University)[1]	5.000		10/01/2035	2,469,462
1,250,000	Delaware County, PA Authority (Neumann University)[1]	5.250		10/01/2031	1,300,450
820,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2030	887,076
1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2030	1,068,080
1,060,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2035	1,131,359
1,250,000	East Hempfield Township, PA IDA (Millersville University Student Services)[1]	5.000		07/01/2035	1,321,787
75,000	Erie, PA City School District[1]	5.250		03/01/2039	75,206
7,840,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.000		05/01/2038	8,332,195
1,000,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.375		05/01/2030	1,040,260
2,565,000	Erie, PA Higher Education Building Authority (Gannon University)[1]	5.500		05/01/2040	2,663,009
3,000,000	Erie, PA Higher Education Building Authority (Mercyhurst College)[1]	5.500		03/15/2038	3,014,940
1,450,000	Fayette County, PA Redevel. Authority (Fayette Crossing)[1]	7.000		09/01/2019	1,460,512
2,100,000	Lackawanna County, PA GO1	6.000		09/15/2032	2,193,429
436,444	Lehigh County, PA GPA (Kidspeace Obligated Group)[1]	6.000		11/01/2018	438,215
3,600,000	Lehigh County, PA GPA (Kidspeace Obligated Group)[1]	6.000		11/01/2023	3,608,352
2,747,774	Lehigh County, PA GPA (Kidspeace)[1,4]	0.000	[5]	02/01/2044	898,440
2,721,970	Lehigh County, PA GPA (Kidspeace)[4]	7.500		02/01/2044	490
3,484,140	Lehigh County, PA GPA (Kidspeace/KC/KNCONY/ KCH/KMAKNC/KNCONM/IRSch Obligated Group)[1]	7.500		02/01/2044	3,484,140
1,525,000	Luzerne County, PA GO1	6.750		11/01/2023	1,614,502
500,000	Luzerne County, PA GO1	7.000		11/01/2026	530,880
5,000,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	5,408,300

21 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$3,115,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)[1]	5.500%	12/01/2039	$3,266,607
4,000,000	Montgomery County, PA HEHA (Thomas Jefferson University)[1]	5.000	09/01/2048	4,448,360
5,425,000	Montgomery County, PA IDA (ARLC/LVE/ATI/ ASCS/AMS Obligated Group)[1]	5.000	11/15/2036	5,997,446
300,000	Montgomery County, PA IDA (Philadelphia Presbyterian Homes)[1]	6.500	12/01/2025	344,952
4,500,000	Northampton County, PA General Purpose Authority (Lafayette College)[1]	5.000	11/01/2047	5,093,685
2,860,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	07/01/2031	3,058,770
2,250,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	10/01/2036	2,452,725
7,785,000	Northampton County, PA General Purpose Authority (St. Luke’s University Health Network)[1]	4.000	08/15/2048	7,816,918
1,500,000	Northampton County, PA IDA (Morningstar Senior Living)[1]	5.000	07/01/2027	1,558,200
14,826,610	Northampton County, PA IDA (Northampton Generating)[4,6,9]	5.000	12/31/2023	4,447,983
2,697,930	Northampton County, PA IDA (Northampton Generating)[4,6,9]	5.000	12/31/2023	809,379
16,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2032	16,793,120
2,000,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2035	2,227,020
4,500,000	PA Commonwealth Financing Authority[1]	5.000	06/01/2035	5,029,335
3,000,000	PA EDFA (Forum)[1]	5.000	03/01/2029	3,196,950
3,000,000	PA EDFA (Philadelphia Biosolids Facility)[1]	6.250	01/01/2032	3,136,020
17,715,000	PA Geisinger Authority Health System[3]	5.000	02/15/2045	19,770,887
115,000	PA GO1	5.000	06/01/2022	126,675
9,000,000	PA GO3	5.000	06/01/2022	9,912,690
4,055,000	PA GO1	5.000	07/01/2022	4,473,679
1,245,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2027	1,260,089
535,000	PA HEFA (Delaware Valley College of Science & Agriculture)[1]	5.000	11/01/2042	519,587
3,000,000	PA HEFA (Edinboro University Foundation)[1]	5.800	07/01/2030	3,226,470
3,500,000	PA HEFA (Edinboro University Foundation)[1]	6.000	07/01/2043	3,777,340
1,300,000	PA HEFA (Gwynedd Mercy College)[1]	5.375	05/01/2042	1,355,575
750,000	PA HEFA (Indiana University Foundation)[1]	5.000	07/01/2041	834,585
2,650,000	PA HEFA (La Salle University)[1]	5.000	05/01/2029	2,844,430
40,000	PA HEFA (Pennsylvania State University)[1]	5.000	03/01/2022	40,121
1,400,000	PA HEFA (Shippensburg University Student Services)[1]	5.000	10/01/2035	1,456,952
3,000,000	PA HEFA (Shippensburg University)[1]	6.000	10/01/2031	3,269,580
7,000,000	PA HEFA (Shippensburg University)[1]	6.250	10/01/2043	7,633,640
1,750,000	PA HEFA (St. Francis University)[1]	6.000	11/01/2031	1,975,435
2,250,000	PA HEFA (St. Francis University)[1]	6.250	11/01/2041	2,557,485
1,000,000	PA HEFA (University Properties Student Hsg.)[1]	5.000	07/01/2031	1,083,460
1,000,000	PA HEFA (Ursinus College)[1]	5.000	01/01/2029	1,054,100

22 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$1,000,000	PA HEFA (Widener University)[1]	5.000%		07/15/2038	$1,052,490
5,000,000	PA Public School Building Authority (Harrisburg Area Community College)[1]	5.000		10/01/2031	5,288,200
3,500,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2027	3,753,610
4,410,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2028	4,715,260
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2029	3,198,000
250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2030	265,698
2,250,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2031	2,383,290
4,780,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2032	5,054,659
1,000,000	PA Southcentral General Authority (Hanover Hospital)[1]	5.000		12/01/2029	1,127,890
12,940,000	PA Southcentral General Authority (Wellspan Health Obligated Group)[3]	6.000		06/01/2029	13,118,716
3,750,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2027	4,269,413
8,795,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2032	9,862,273
4,800,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2036	5,308,848
200,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2036	238,214
1,750,000	PA Turnpike Commission[1]	5.000		06/01/2030	1,957,935
500,000	PA Turnpike Commission[1]	5.000		12/01/2030	568,520
1,000,000	PA Turnpike Commission[1]	5.000		12/01/2031	1,134,210
2,000,000	PA Turnpike Commission[1]	5.000		12/01/2032	2,215,620
5,750,000	PA Turnpike Commission[1]	5.000		12/01/2040	6,393,482
4,100,000	PA Turnpike Commission[1]	5.500	[5]	12/01/2034	4,452,436
900,000	PA Turnpike Commission[1]	5.500	[5]	12/01/2034	977,364
5,000,000	PA Turnpike Commission[1]	5.500		12/01/2042	5,720,850
570,000	PA Turnpike Commission[1]	6.000	[5]	12/01/2034	625,484
610,000	PA Turnpike Commission[1]	6.000	[5]	12/01/2034	669,377
2,820,000	PA Turnpike Commission[1]	6.000	[5]	12/01/2034	3,087,703
10,000,000	PA Turnpike Commission[1]	6.375	[5]	12/01/2038	12,316,000
2,000,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	5.625		01/01/2032	2,218,480
1,835,000	PA West Shore Area Hospital Authority (Holy Spirit Hospital of the Sisters of Christian Charity)[1]	6.500		01/01/2041	2,040,098
1,430,000	Pennsylvania State University[1]	5.000		09/01/2041	1,631,644
2,500,000	Pennsylvania State University[1]	5.000		09/01/2047	2,866,975
2,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125		03/15/2043	1,826,075
450,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	5.875		04/01/2032	455,787

23 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Pennsylvania (Continued)
$500,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)[1]	6.250%	04/01/2042	$508,435
1,000,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	5.750	11/15/2030	1,023,520
500,000	Philadelphia, PA Authority for Industrial Devel. (Global Leadership Academy)[1]	6.375	11/15/2040	514,740
2,040,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.375	06/15/2030	2,121,314
4,000,000	Philadelphia, PA Authority for Industrial Devel. (International Apartments Temple University)[1]	5.625	06/15/2042	4,123,760
1,640,000	Philadelphia, PA Authority for Industrial Devel. (Richard Allen Prep Charter School)[1]	6.250	05/01/2033	1,429,670
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	6.750	06/15/2033	2,181,000
3,090,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)[1]	7.000	06/15/2043	3,383,241
9,230,000	Philadelphia, PA Authority for Industrial Devel. (TJU/TJUHS/TJUH/JUP/AHlth/AHlthF/ AMH/LHosp/AriaH/AHSys Obligated Group)[1]	5.000	09/01/2047	10,212,257
4,165,000	Philadelphia, PA Authority for Industrial Devel. (University Plaza Associates)[1]	5.000	12/01/2058	4,408,944
2,825,000	Philadelphia, PA Authority for Industrial Devel. Senior Living (Presbyterian Homes Germantown)[1]	5.625	07/01/2035	2,827,938
3,500,000	Philadelphia, PA GO1	5.000	08/01/2035	3,968,650
6,260,000	Philadelphia, PA GO1	6.500	08/01/2041	6,856,703
250,000	Philadelphia, PA Hsg. Authority[1]	5.000	12/01/2021	250,833
1,300,000	Philadelphia, PA Hsg. Authority[1]	5.000	05/01/2039	1,434,433
2,415,000	Philadelphia, PA Hsg. Authority[1]	5.000	05/01/2042	2,668,551
3,335,000	Philadelphia, PA Hsg. Authority (PHA Headquarters)[1]	5.000	05/01/2047	3,658,895
1,000,000	Philadelphia, PA Municipal Authority[1]	6.500	04/01/2034	1,033,700
20,000	Philadelphia, PA Parking Authority, Series A1	5.250	02/15/2029	20,066
10,000,000	Philadelphia, PA School District[1]	5.000	09/01/2028	11,348,700
10,000,000	Philadelphia, PA School District[1]	5.000	09/01/2029	11,310,500
1,000,000	Philadelphia, PA School District[1]	5.000	09/01/2032	1,118,190
5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,019
5,000	Philadelphia, PA School District[1]	6.000	09/01/2038	5,019
45,000	Philadelphia, PA School District[1]	6.000	09/01/2038	45,169
1,895,000	Philadelphia, PA Water & Wastewater[1]	5.000	10/01/2052	2,116,109
2,690,000	Pittsburgh, PA Urban Redevel. Authority (Marian Plaza)[1]	6.130	01/20/2043	2,746,813
4,000,000	Pottsville, PA Hospital Authority (LVHN/LVlyH/ LVHM/SRehC/SRMC/NPHC/SMCSJS/PMCtr/PHSys Obligated Group)[1]	5.000	07/01/2041	4,418,560
900,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.625	06/01/2042	923,301
2,895,000	Reading, PA Hsg. Auth (Goggle Works Apts.)[1]	5.875	06/01/2052	2,976,118
1,500,000	Reading, PA School District[1]	5.000	03/01/2037	1,677,270
1,500,000	Reading, PA School District[1]	5.000	03/01/2038	1,673,730
820,000	Scranton, PA School District[1]	5.000	12/01/2034	919,236

24 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$750,000	Scranton, PA School District[1]	5.000%		12/01/2035	$837,593
2,000,000	Westmoreland County, PA Municipal Authority[1]	5.000		08/15/2038	2,230,520
2,600,000	Wilkes-Barre, PA Area School District[1]	5.000		08/01/2034	2,904,772
2,125,000	Wilkes-Barre, PA Area School District[1]	5.000		08/01/2036	2,360,833
100,000	York County, PA IDA (York Water)[1]	4.750		10/01/2036	100,111
					520,970,681

U.S. Possessions—26.1%
700,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	708,981
185,000	Guam Power Authority, Series A1	5.000		10/01/2023	204,488
235,000	Guam Power Authority, Series A1	5.000		10/01/2024	257,210
420,000	Guam Power Authority, Series A1	5.000		10/01/2030	449,404
575,000	Northern Mariana Islands Commonwealth, Series A	5.000		10/01/2022	559,187
1,155,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,088,587
855,000	Northern Mariana Islands Ports Authority, Series A	6.600		03/15/2028	850,725
3,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125		07/01/2037	2,527,500
810,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	682,425
1,460,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	1,230,050
1,005,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	846,712
1,980,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[5]	07/01/2024	1,687,950
27,270,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	27,448,346
53,320,000	Puerto Rico Children’s Trust Fund (TASC)	7.153	[7]	05/15/2050	5,905,190
826,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.622	[7]	05/15/2057	36,746,190
2,000,000	Puerto Rico Commonwealth GO8	5.000		07/01/2020	840,000
3,000,000	Puerto Rico Commonwealth GO8	5.125		07/01/2028	1,260,000
2,500,000	Puerto Rico Commonwealth GO8	5.375		07/01/2033	1,050,000
5,000,000	Puerto Rico Commonwealth GO8	5.500		07/01/2026	2,050,000
7,360,000	Puerto Rico Commonwealth GO8	5.500		07/01/2039	3,017,600
9,000,000	Puerto Rico Commonwealth GO8	5.750		07/01/2036	3,690,000
3,000,000	Puerto Rico Commonwealth GO8	5.750		07/01/2041	1,230,000
15,000	Puerto Rico Commonwealth GO, NPFGC[1]	6.000		07/01/2027	15,530
790,000	Puerto Rico Commonwealth GO8	6.000		07/01/2028	329,825
13,500,000	Puerto Rico Commonwealth GO8	8.000		07/01/2035	5,433,750
403,059	Puerto Rico Electric Power Authority[8]	10.000		07/01/2019	252,920
403,060	Puerto Rico Electric Power Authority[8]	10.000		07/01/2019	252,920
336,338	Puerto Rico Electric Power Authority[8]	10.000		01/01/2021	211,052
336,339	Puerto Rico Electric Power Authority[8]	10.000		07/01/2021	211,053
112,113	Puerto Rico Electric Power Authority[8]	10.000		01/01/2022	70,351
112,113	Puerto Rico Electric Power Authority[8]	10.000		07/01/2022	70,351
3,000,000	Puerto Rico Electric Power Authority, Series A8	6.750		07/01/2036	1,852,500
1,435,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2024	878,938
5,540,000	Puerto Rico Electric Power Authority, Series AAA[8]	5.250		07/01/2027	3,393,250
6,000,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000		07/01/2025	6,022,260
1,450,000	Puerto Rico Electric Power Authority, Series TT8	5.000		07/01/2032	888,125
2,445,000	Puerto Rico Electric Power Authority, Series XX8	5.250		07/01/2040	1,497,563

25 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$725,000	Puerto Rico Electric Power Authority, Series ZZ8	5.000%		07/01/2022	$444,063
1,000,000	Puerto Rico Highway & Transportation Authority[8]	5.300		07/01/2035	607,500
10,000	Puerto Rico Highway & Transportation Authority, Series A8	5.000		07/01/2038	2,050
325,000	Puerto Rico Highway & Transportation Authority, Series H8	5.000		07/01/2028	66,625
270,000	Puerto Rico Infrastructure[4]	5.000		07/01/2041	28,350
1,400,000	Puerto Rico Infrastructure (Mepsi Campus)[8]	6.500		10/01/2037	283,500
1,250,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		03/01/2036	1,115,625
125,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	115,000
185,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	166,500
1,265,000	Puerto Rico Public Buildings Authority[8]	6.000		07/01/2019	510,744
2,070,000	Puerto Rico Public Buildings Authority[4]	6.000		07/01/2041	815,062
1,500,000	Puerto Rico Public Buildings Authority[8]	6.500		07/01/2030	605,625
1,000,000	Puerto Rico Public Buildings Authority[4]	6.750		07/01/2036	403,750
3,000,000	Puerto Rico Public Buildings Authority[8]	10.000		07/01/2034	1,211,250
1,015,000	Puerto Rico Public Buildings Authority, Series D8	5.250		07/01/2036	409,806
5,725,000	Puerto Rico Public Finance Corp., Series B8	5.500		08/01/2031	157,438
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A8	5.375		08/01/2039	2,050,000
950,000	Puerto Rico Sales Tax Financing Corp., Series A8	5.500		08/01/2042	389,500
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A8	5.750		08/01/2037	2,050,000
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A8	6.375		08/01/2039	2,050,000
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A8	6.500		08/01/2044	1,230,000
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A8	7.276	[7]	08/01/2034	3,537,300
18,015,000	Puerto Rico Sales Tax Financing Corp., Series C8	5.711	[7]	08/01/2038	1,782,584
20,130,000	Puerto Rico Sales Tax Financing Corp., Series C8	5.750		08/01/2057	16,858,875
5,500,000	Puerto Rico Sales Tax Financing Corp., Series C8	6.000		08/01/2039	2,255,000
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C8	6.000		08/01/2042	410,000
3,235,000	University of Puerto Rico, Series P	5.000		06/01/2030	2,507,125
1,300,000	University of Puerto Rico, Series Q	5.000		06/01/2030	1,007,500
2,500,000	V.I. Public Finance Authority, Series C	5.000		10/01/2039	2,237,500
2,195,000	V.I. Tobacco Settlement Financing Corp.	6.497	[7]	05/15/2035	637,801
4,150,000	V.I. Tobacco Settlement Financing Corp.	6.872	[7]	05/15/2035	1,092,695
7,000,000	V.I. Tobacco Settlement Financing Corp.	7.622	[7]	05/15/2035	1,843,100
1,475,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	1,477,994
					166,070,795

Total Investments, at Value (Cost $750,368,097)—108.2%					687,041,476
Net Other Assets (Liabilities)—(8.2)					(52,324,737)
Net Assets—100.0%					$634,716,739

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

26 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Interest or dividend is paid-in-kind, when applicable.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

9. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

To simplify the listings of securities, abbreviations are used per the table below:

AHlth	Abington Health
AHlthF	Abington Health Foundation
AHSys	Aria Health System
AMH	Abington Memorial Hospital
AMS	ACTS Management Services, Inc.
AriaH	Aria Health
ARLC	ACTS Retirement-Life Communities, Inc.
ASCS	ACTS Signature Community Services, Inc.
ATI	Azalea Trace, Inc.
BHospital	Brandywine Hospital
CHH	Chestnut Hill Hospital
EDFA	Economic Devel. Finance Authority
ElwynCA	Elwyn California
ElwynNJ	Elwyn New Jersey
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
HDA	Hospital Devel. Authority
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
IDA	Industrial Devel. Agency
IRSch	Iron Range School
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JH	Jennersville Hospital
JUP	Jefferson University Physicians
KC	Kidspeace Corporation
KCH	Kidspeace Childrens Hospital
KMAKNC	Kidspeace Mesabi Academy
KNCONM	Kidspeace National Centers of North America
KNCONY	Kidspeace National Centers of New York
LHosp	Landsdale Hospital
LVE	Lanier Village Estates, Inc.
LVHM	Lehigh Valley Hospital-Muhlenberg
LVHN	Lehigh Valley Health Network

27 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

LVlyH	Lehigh Valley Hospital
MAS	Mercy Adult Services
MCMCSPA	Mercy Catholic Medical Center of Southeastern Pennsylvania
MHH	Mercy Haverford Foundation
MHP	Mercy Health Plan
MHSSPA	Mercy Health System of Southeastern Pennsylvania
NPFGC	National Public Finance Guarantee Corp.
NPHC	Northeastern Pennsylvania Health Corp.
PHospital	Phoenixville Hospital
PHSys	Pocono Health System
PMCtr	Pocono Medical Center
PottsH	Pottstown Hospital
RHosp	Reading Hospital
RR	Residential Resources
RRDC	Residential Resources Devel. Corp.
RRSW	Residential Resources Southwest
SMCSJS	Schuylkill Medical Center South Jackson Street
SRehC	Simpson Retirement Communities
SRMC	Schuylkill Regional Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
THlth	Tower Health
TJU	Thomas Jefferson University
TJUH	Thomas Jefferson University Hospital
TJUHS	TJUH System
UPMC	University of Pittsburgh Medical Center
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

28 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2018

Assets
Investments, at value (cost $750,368,097) —see accompanying statement of investments	$687,041,476

Cash	245,651

Receivables and other assets:
Interest	6,657,461
Investments sold (including $130,000 sold on a when-issued or delayed delivery basis)	4,832,598
Shares of beneficial interest sold	505,746
Other	249,498

Total assets	699,532,430

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	48,565,000
Payable for borrowings (See Note 9)	15,100,000
Shares of beneficial interest redeemed	473,673
Dividends	348,396
Trustees’ compensation	120,276
Distribution and service plan fees	110,812
Interest expense on borrowings	18,122
Shareholder communications	7,283
Other	72,129

Total liabilities	64,815,691

Net Assets	$634,716,739

Composition of Net Assets
Paid-in capital	$784,788,579

Accumulated net investment income	2,149,979

Accumulated net realized loss on investments	(88,895,198)

Net unrealized depreciation on investments	(63,326,621)

Net Assets	$634,716,739

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $423,210,042 and 40,700,256 shares of beneficial interest outstanding)	$10.40
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.92

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $161,664,043 and 15,589,817 shares of beneficial interest outstanding)	$10.37

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $49,842,654 and 4,790,616 shares of beneficial interest outstanding)	$10.40

See accompanying Notes to Financial Statements.

29 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Year Ended July 31, 2018

Investment Income
Interest	$34,932,410

Expenses
Management fees	3,488,935

Distribution and service plan fees:
Class A	1,076,898
Class B [1]	9,073
Class C	1,559,909

Transfer and shareholder servicing agent fees:
Class A	443,886
Class B [1]	1,008
Class C	173,572
Class Y	45,878

Shareholder communications:
Class A	18,734
Class B [1]	337
Class C	9,271
Class Y	2,253

Borrowing fees	768,923

Legal, auditing and other professional fees	618,718

Interest expense on borrowings	397,022

Interest expense and fees on short-term floating rate notes issued (See Note 4)	218,382

Trustees’ compensation	8,951

Custodian fees and expenses	4,661

Other	13,054

Total expenses	8,859,465

Net Investment Income	26,072,945

Realized and Unrealized Gain (Loss)

Net realized loss on investment transactions	(39,669,100)

Net change in unrealized appreciation/depreciation on investment transactions	31,315,112

Net Increase in Net Assets Resulting from Operations	$17,718,957

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

30 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017

Operations
Net investment income	$26,072,945	$32,872,346

Net realized loss	(39,669,100)	(9,483,626)

Net change in unrealized appreciation/depreciation	31,315,112	(1,942,210)

Net increase in net assets resulting from operations	17,718,957	21,446,510

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(18,501,626)	(26,488,471)
Class B1	(37,707)	(175,422)
Class C	(6,124,203)	(9,427,119)
Class Y	(2,018,635)	(2,143,487)

	(26,682,171)	(38,234,499)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(71,558,257)	(14,663,846)
Class B1	(2,593,497)	(2,888,195)
Class C	(35,340,354)	(16,468,612)
Class Y	(3,952,301)	24,874,445

	(113,444,409)	(9,146,208)

Net Assets
Total decrease	(122,407,623)	(25,934,197)

Beginning of period	757,124,362	783,058,559

End of period (including accumulated net investment income (loss) of $2,149,979 and $(1,280,355), respectively)	$634,716,739	$757,124,362

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

31 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Year Ended July 31, 2018

Cash Flows from Operating Activities
Net increase in net assets from operations	$17,718,957

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(91,297,678)
Proceeds from disposition of investment securities	187,694,157
Short-term investment securities, net	(11,180,699)
Premium amortization	3,455,543
Discount accretion	(7,459,587)
Net realized loss on investment transactions	39,669,100
Net change in unrealized appreciation/depreciation on investment transactions	(31,315,112)
Change in assets:
Decrease in other assets	13,160
Decrease in interest receivable	764,832
Decrease in receivable for securities sold	1,287,128
Change in liabilities:
Decrease in other liabilities	(31,568)
Decrease in payable for securities purchased	(7,376,480)

Net cash provided by operating activities	101,941,753

Cash Flows from Financing Activities
Proceeds from borrowings	198,300,000
Payments on borrowings	(183,200,000)
Payments/proceeds on short-term floating rate notes issued	23,105,000
Proceeds from shares sold	68,287,885
Payments on shares redeemed	(205,327,659)
Cash distributions paid	(3,535,560)

Net cash used in financing activities	(102,370,334)

Net decrease in cash	(428,581)

Cash, beginning balance	674,232

Cash, ending balance	$245,651

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $23,431,610.

Cash paid for interest on borrowings—$379,269.

Cash paid for interest on short-term floating rate notes issued—$218,382.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$10.44	$10.67	$10.49	$10.38	$10.53

Income (loss) from investment operations:
Net investment income[1]	0.41	0.47	0.59	0.63	0.67
Net realized and unrealized gain (loss)	(0.03)	(0.16)	0.20	0.09	(0.22)

Total from investment operations	0.38	0.31	0.79	0.72	0.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.54)	(0.61)	(0.61)	(0.60)

Net asset value, end of period	$10.40	$10.44	$10.67	$10.49	$10.38

Total Return, at Net Asset Value[2]	3.84%	2.96%	7.84%	6.98%	4.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$423,210	$500,340	$526,247	$552,146	$586,870

Average net assets (in thousands)	$443,594	$509,600	$537,284	$589,000	$624,096

Ratios to average net assets:[3]
Net investment income	4.09%	4.50%	5.59%	5.93%	6.60%
Expenses excluding specific expenses listed below	0.97%	0.83%	0.80%	0.77%	0.76%
Interest and fees from borrowings	0.18%	0.11%	0.11%	0.11%	0.14%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.06%	0.06%	0.07%	0.13%

Total expenses	1.18%	1.00%	0.97%	0.95%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.00%	0.97%	0.95%	1.03%[5]

Portfolio turnover rate	13%	20%	6%	12%	6%

33 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class C	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$10.42	$10.64	$10.47	$10.36	$10.51

Income (loss) from investment operations:
Net investment income[1]	0.34	0.40	0.51	0.55	0.60
Net realized and unrealized gain (loss)	(0.04)	(0.15)	0.19	0.09	(0.22)

Total from investment operations	0.30	0.25	0.70	0.64	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.47)	(0.53)	(0.53)	(0.53)

Net asset value, end of period	$10.37	$10.42	$10.64	$10.47	$10.36

Total Return, at Net Asset Value[2]	3.07%	2.23%	7.06%	6.19%	3.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$161,664	$199,497	$220,769	$226,296	$236,269

Average net assets (in thousands)	$173,445	$209,822	$221,129	$239,680	$255,808

Ratios to average net assets:[3]
Net investment income	3.43%	3.79%	4.84%	5.17%	5.84%
Expenses excluding specific expenses listed below	1.62%	1.56%	1.55%	1.52%	1.52%
Interest and fees from borrowings	0.18%	0.11%	0.11%	0.11%	0.14%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.06%	0.06%	0.07%	0.13%

Total expenses	1.83%	1.73%	1.72%	1.70%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.73%	1.72%	1.70%	1.79%[5]

Portfolio turnover rate	13%	20%	6%	12%	6%

35 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

36 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Class Y	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$10.45	$10.68	$10.50	$10.38	$10.53

Income (loss) from investment operations:
Net investment income[1]	0.44	0.47	0.60	0.65	0.69
Net realized and unrealized gain (loss)	(0.05)	(0.14)	0.20	0.10	(0.22)

Total from investment operations	0.39	0.33	0.80	0.75	0.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.56)	(0.62)	(0.63)	(0.62)

Net asset value, end of period	$10.40	$10.45	$10.68	$10.50	$10.38

Total Return, at Net Asset Value[2]	3.98%	3.14%	7.99%	7.23%	4.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,843	$54,584	$30,357	$29,137	$26,322

Average net assets (in thousands)	$45,899	$39,973	$28,378	$30,378	$28,437

Ratios to average net assets:[3]
Net investment income	4.33%	4.53%	5.73%	6.07%	6.75%
Expenses excluding specific expenses listed below	0.72%	0.65%	0.65%	0.62%	0.62%
Interest and fees from borrowings	0.18%	0.11%	0.11%	0.11%	0.14%
Interest and fees on short-term floating rate notes issued[4]	0.03%	0.06%	0.06%	0.07%	0.13%

Total expenses	0.93%	0.82%	0.82%	0.80%	0.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.82%	0.82%	0.80%	0.89%

Portfolio turnover rate	13%	20%	6%	12%	6%

37 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

38 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2018

1. Organization

Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

39 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

40 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$6,571,834	$—	$88,806,694	$65,683,244

1. At period end, the Fund had $88,806,694 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $43,078,455 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$43,078,455	$4,039,560	$39,038,895

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2018	Year Ended July 31, 2017
Distributions paid from:
Exempt-interest dividends	$26,429,383	$38,057,756
Ordinary income	252,788	176,743

Total	$26,682,171	$38,234,499

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

41 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$703,770,720[1]

Gross unrealized appreciation	$22,297,854

Gross unrealized depreciation	(87,981,098)

Net unrealized depreciation	$(65,683,244)

1. The Federal tax cost of securities does not include cost of $48,954,000, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt

42 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

3. Securities Valuation (Continued)

securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated

43 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$—	$515,713,319	$5,257,362	$520,970,681
U.S. Possessions	—	166,070,795	—	166,070,795

Total Assets	$—	$681,784,114	$5,257,362	$687,041,476

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Pennsylvania	$27	$(4,878,730)	$4,878,730	$(27)

Total Assets	$27	$(4,878,730)	$4,878,730	$(27)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

**Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a

44 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

“tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase

45 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

(or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity

46 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $28,395,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $71,174,930 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $48,565,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 4,465,000	Berks County, PA IDA (THlth/RHosp/BHospital/ CHH/JH/PHospital/PottsH Obligated Group) Tender Option Bond Series 2018-XF2533 Trust[3]	9.655%	11/1/47	$5,857,544
3,250,000	Berks County, PA Municipal Authority Tender Option Bond Series 2015-XF2016 Trust[3]	14.113	11/1/31	3,830,093
3,545,000	Geisinger, PA Authority (Geisinger Health System) Tender Option Bond Series 2015 XF-0602 Trust	15.520	2/15/45	5,600,887
3,000,000	PA GO Tender Option Bond Series 2016-XF0534 Trust	9.903	6/1/22	3,912,690

47 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,230,000	PA Southcentral General Authority (Wellspan Health, York Hospital, Gettysburg Hospital Obligated Group) Tender Option Bond Series 2015-XF2131 Trust[3]	16.241%	6/1/29	$3,408,716

				$22,609,930

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $48,565,000 or 6.94% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

48 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

4. Investments and Risks (Continued)

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$ 130,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$123,663,560
Market Value	$65,392,058
Market Value as % of Net Assets	10.30%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

49 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	3,264,565	$32,744,691	5,257,460	$55,073,746
Dividends and/or distributions reinvested	1,583,701	15,894,703	2,152,725	22,561,837
Redeemed	(12,061,229)	(120,197,651)	(8,819,104)	(92,299,429)
Net decrease	(7,212,963)	$(71,558,257)	(1,408,919)	$(14,663,846)

50 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class B
Sold	34	$343	3,082	$32,328
Dividends and/or distributions reinvested	3,459	34,714	14,637	153,394
Redeemed[1]	(262,554)	(2,628,554)	(292,025)	(3,073,917)
Net decrease	(259,061)	$(2,593,497)	(274,306)	$(2,888,195)

Class C
Sold	1,216,982	$12,191,245	2,001,073	$20,955,609
Dividends and/or distributions reinvested	562,752	5,632,066	789,856	8,257,664
Redeemed	(5,343,607)	(53,163,665)	(4,378,996)	(45,681,885)
Net decrease	(3,563,873)	$(35,340,354)	(1,588,067)	$(16,468,612)

Class Y
Sold	2,307,383	$23,263,618	3,186,877	$33,267,075
Dividends and/or distributions reinvested	185,867	1,870,127	182,375	1,912,475
Redeemed	(2,926,787)	(29,086,046)	(988,574)	(10,305,105)
Net increase (decrease)	(433,537)	$(3,952,301)	2,380,678	$24,874,445

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$91,297,678	$187,694,157

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.53% of average annual net assets before any applicable waivers.

51 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	5,460
Accumulated Liability as of July 31, 2018	47,083

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal

52 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General  Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

53 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2018	$54,954	$13,836	$1,055	$20,920

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial

54 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

paper issuance rates (2.1405% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.15% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.1405%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$23,661,096
Average Daily Interest Rate	1.658%
Fees Paid	$554,613
Interest Paid	$379,269

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on

55 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$195,696

56 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Multi-State Municipal Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Pennsylvania Municipal Fund (the “Fund”), a separate series of Oppenheimer Multi-State Municipal Trust, including the statement of investments, as of July 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

September 27, 2018

57 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.05% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

58 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

59 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester Pennsylvania Municipal Fund	2/20/18	94.5%	0.0%	5.5%

Oppenheimer Rochester Pennsylvania Municipal Fund	4/24/18	80.8%	0.0%	19.2%

Oppenheimer Rochester Pennsylvania Municipal Fund	5/22/18	80.1%	0.0%	19.9%

Oppenheimer Rochester Pennsylvania Municipal Fund	7/24/18	94.8%	0.0%	5.2%

60 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held.

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 48 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

61 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 – 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 - 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

62 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately- held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

63 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

64 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

65 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

66 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

67 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

68 OPPENHEIMER ROCHESTER PENNSYLVANIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0740.001.0718 September 27, 2018

Annual Report 7/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester®
High Yield Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
1-Year	6.34%	1.29%	0.99%
5-Year	7.92	6.87	3.76
10-Year	5.38	4.87	4.41

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

2 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Rochester High Yield Municipal Fund once again generated high levels of tax-free income during the 12-month reporting period that ended July 31, 2018. The Class A shares provided a yield-driven, annual total return of 6.34% at net asset value (NAV) and a distribution yield of 4.92% at NAV. Additionally, the fund outperformed the Bloomberg Barclays Municipal Bond Index, its benchmark, by 535 basis points. Tax-free income comprised nearly 85% of this fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The first quarter-point increase of this reporting period was announced after the FOMC’s December 2017 meeting. The rate was also raised in March and June 2018. The Fed Funds target rate remained unchanged at its July meeting. The FOMC’s policy statement issued after that meeting repeatedly referred to the economy and labor markets as

“strong” and signaled that subsequent rate rises will be needed to keep the economy steady. A majority of officials at the July meeting suggested at least two more rate increases this year.

The average distribution yield in Lipper’s High Yield Municipal Debt Funds category was 3.76% at the end of this reporting period. At 4.92%, the distribution yield at NAV for this Fund’s Class A shares was 116 basis points higher than the category average.

The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had six increases of 0.25 percentage points to date.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	4.92%
Dividend Yield with sales charge	4.68
Standardized Yield	3.12
Taxable Equivalent Yield	4.95
Last distribution (7/24/18)	$0.030
Total distributions (8/1/17 to 7/31/18)	$0.372

Endnotes for this discussion begin on page 12 of this report.

3 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Fed’s efforts to “normalize” its balance sheet, which began in October 2017 with reductions of $10 billion a month, continued throughout this reporting period. The Fed has said that it expects reductions to reach $50 billion a month by year-end 2018.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.41%, 66 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve as a whole rose during this reporting period, though yields at the short end of the curve rose more than yields on securities with maturities of 10 years or longer. The rise in the Treasury curve was also greater at the short end of the curve. The Treasury curve continued to flatten during this reporting period, giving investors in government securities fewer incentives to purchase longer-maturity bonds; a flatter curve typically reflects an expectation of rising rates. The muni yield curve remained relatively flat as of July 31, 2018; it was somewhat steeper at the outset of this reporting period than at the end. As a result of the changes in the two yield curves, as of end of July, 30-year AAA-rated munis were considered cheap to 30-year Treasuries.

On a nominal basis, Treasury yields were higher than the yields on AAA-rated munis with comparable maturities as of July 31, 2018. Nonetheless, a AAA-rated muni with a maturity of 10 years would provide more income on an after-tax basis than a 10-year Treasury security for U.S. taxpayers in all but the two lowest 2018 federal tax brackets. The yields on the 30-year Treasury and AAA-rated muni were virtually identical at the end of this reporting period, meaning that nearly every taxpayer would earn more on an after-tax basis by investing in the muni versus the Treasury. Treasury bonds are backed by the full faith and credit of the U.S. government, while municipal securities are exempt from federal income taxes and, where applicable, state and local income taxes as well.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated

4 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

securities typically outperform municipal securities with higher credit ratings.

The Commonwealth of Puerto Rico and the federal oversight board established by PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) continued to generate headlines throughout this reporting period; additional information about the developments in Puerto Rico can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of this reporting period, some 10 months after Hurricane Maria, power was not fully restored across the Commonwealth. Despite the hurricane’s impact during the final quarter of 2017, Puerto Rico’s retail sales rose 10.7% in 2017, and bonds issued by the Commonwealth (in aggregate) have rallied during this reporting period.

PREPA, the Commonwealth’s energy utilities authority, remained a focal point during this reporting period. In January 2018, creditors raised concerns about a plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; in a decision favorable to bondholders, U.S. District Court Judge Laura Taylor Swain rejected the proposed loan. Investors will recall that PREPA failed to make its July 2017 debt payment and has made no debt-service payments since. Its cash on hand continues to be more than projected, according to officials in Puerto Rico.

In July 2018, a board shakeup ensued after Gov. Ricardo Rosselló Nevares appointed Rafael Diaz-Granados as PREPA’s new executive director, replacing Walter Higgins, who held the position for four months. Diaz-Granados quit after one day over a pay dispute, and four other board members also resigned in protest. Jose Ortiz, who had previously led PRASA, the Commonwealth’s aqueduct and sewer authority, returned to PREPA; he had been the board’s chairman from 2011 to 2013. Ortiz became the fifth person to lead PREPA since the hurricane hit.

Ortiz has expressed interest in selling some of PREPA’s power plants. The governor remains an advocate for privatization, a solution that typically requires assumption of debt. He has also said the federal government is not qualified to take over the utility and has asked Congress to provide PREPA with $30 billion for modernization efforts.

At the very end of this reporting period, the oversight board established under PROMESA, the government of Puerto Rico, and certain bondholders, including OppenheimerFunds, reached a new restructuring support agreement (RSA) for PREPA debt. The pact, which has not been finalized, comes 13 months after the oversight board voted against an RSA that had been reached in September 2015 and extended numerous times. Like the earlier RSA, the new agreement is designed to reduce PREPA’s debt burden and protect the best interests of Fund shareholders.

5 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

As anticipated, Hurricane Maria had an adverse impact on sales and use tax (SUT) collections during fiscal year 2018, which ended June 30. At $2.52 billion for the fiscal year ended June 30, 2018, SUT collections were 1.2% lower than in the previous fiscal year. The ruling by the U.S. Supreme Court in

South Dakota vs. Wayfair requiring certain online retailers to collect taxes is expected to increase Puerto Rico’s sales tax collections by an estimated $40 million annually, according to Puerto Rico’s Treasury Department.

Prices on many bonds issued in Puerto Rico rose materially on news of an agreement between an agent of the Commonwealth of Puerto Rico and an agent of the COFINA bondholders. Negotiations are ongoing and many details need to be worked out, but a preliminary structure for a settlement was reached in mid-June 2018. Judge Swain has approved the segregating SUT collections into three separate pools, as stipulated in the agreement. Among other provisions, the agreement calls for bondholders to receive the $1.2 billion in unpaid debt service that the Bank of New York-Mellon, the COFINA trustee, has amassed. Very early in this reporting period, the Commonwealth said its deposits with the BoNY trustee had already satisfied its fiscal 2018 requirements related to the COFINA debt.

Puerto Rico did not make debt payments on its general obligation (G.O.) securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O.

debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

In June 2018, officials in the Commonwealth’s Treasury Department said that general fund revenues for the first 11 months of fiscal year 2018 were $78.9 million, or 1%, ahead of projections. Treasury officials also said then that they anticipate that revenues for the entire fiscal year will also exceed projections, but those figures had not been released as of

July 31, 2018.

On the last day of the reporting period, the government reported that Puerto Rico’s latest cash position had reached its highest level in at least a year: As of July 20, 2018, Puerto Rico had $3.23 billion in cash, topping the high point of fiscal 2018 by more than $100 million.

In other positive economic news, the employment level in June was higher than at any time since October 2013. At 9.3%, the unemployment rate remained high relative to the U.S. rate, but was nonetheless the lowest monthly rate since at least 1975, according to the U.S. Bureau of Labor Statistics; Puerto Rico’s Department of Labor and Human Resources, meanwhile, says the annual rate is the lowest since at least 1941.

During the reporting period, the oversight board, the Rosselló administration, legislators, and owners of Puerto Rico debt remained at odds about the extent of the board’s

6 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

authority, with significant debate about the budget and fiscal plan proposals that have been drafted and repeatedly revised. While it intended to certify a plan by late March, the oversight board extended the deadline and said that the new plan must demonstrate “consistency with historical actual expenditures.”

In April, the projected surplus by fiscal 2023 was raised to $6.4 billion and then to $6.7 billion. Audited results for fiscal 2015 were released in the final months of this reporting period; audited results for fiscal years 2016 and 2017 have yet to be released.

Among the ongoing issues are debt-service obligations, pensions, Law 80 (the repeal of which would allow at-will employment), and Christmas bonuses for public sector employees.

In the latter half of this reporting period, the chairman of the U.S. House committee that oversees Puerto Rico sent the governor a letter that recommended the takeover of the Commonwealth’s government by the oversight board and an increased focus on bondholder concerns. The governor fired back, calling the chairman’s letter “truly disturbing in its reckless disregard for collaboration and cooperation.”

On June 30, 2018, the oversight board certified a budget for Puerto Rico, allocating $8.76 billion for the general fund and $20.7 billion for the consolidated budget. The next month, both the governor and legislative leaders filed lawsuits claiming that the oversight board was overstepping its authority. These suits followed the board’s rejection of the budget that the Legislature had passed. The oversight board cited the PROMESA provisions that allow it to impose its own budget if the government does not submit a compliant budget; government officials, meanwhile, argue that the board is trying to set public policy.

Clearly, the situation remains dynamic. All issuers can be affected positively or adversely by economic and fiscal conditions: were the economic situation in Puerto Rico to worsen, for example, then the performance of Rochester municipal funds that hold Puerto Rican debt, including this Fund, may be adversely affected. Our team continues to believe that the best interests of all stakeholders can be met through negotiated settlements that offer Puerto Rico a path forward, strengthen its economy and improve the quality of life of its residents while providing investors with an appropriate return.

FUND PERFORMANCE

Oppenheimer Rochester High Yield Municipal Fund held more than 1295 securities as of July 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

7 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 3.3 cents per share at the outset of this reporting period, was reduced to 3.1 cents per share beginning with the November 2017 payout, and again to 3.0 cents per share beginning with the February 2018 payout. In all, the Fund distributed 37.2 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Six of the Fund’s 10 largest sectors were among the 10 strongest sectors this reporting period. The Fund’s performance this reporting period was primarily driven by its holdings of tobacco bonds. These high-yielding securities, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), were also the Fund’s largest sector as of July 31, 2018. The sales tax revenue sector was the second largest sector and strongest performer this reporting period. Debt-service payments on securities in this sector, over half of which were issued in Puerto Rico, are paid using the issuing municipality’s sales tax revenue. The Fund’s fifth through eighth-largest sectors (Special Assessment, adult living facilities, education, and hospital/ healthcare, respectively) were also ranked among the 10 best-performing sectors.

Research-based security selection continued to be a factor in the strong performance of these sectors. Securities in the special assessment sector, the Fund’s third strongest contributor to performance, are land development (or “dirt”) bonds, which help finance the infrastructure needs of new real estate development.

Securities in the adult living facilities sector, the Fund’s fifth strongest contributor to performance, finance various projects at senior living centers and tend to perform well in densely populated geographies with strong real estate values and in more rural areas with stable home prices. Most of the securities in the hospital/healthcare sector, the Fund’s eighth strongest contributor to performance, are investment grade, though the Fund also invests across the credit spectrum in this sector. Bonds in the education sector, the Fund’s tenth-strongest performer this reporting period, primarily finance the infrastructure needs of a variety of charter schools around the state.

A number of sectors detracted slightly from the Fund’s performance this reporting period, though in aggregate performance was reduced less than 1 percentage point by the underperforming sectors. The list of detractors as of July 31, 2018, includes G.O. bonds (the Fund’s third largest), as well as municipal leases, student housing, correctional facilities, single-family housing; oil, gas & consumable fuels; and transportation infrastructure. Many of these sectors were adversely affected by pricing pressure, which was prevalent among high quality muni securities.

8 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

The Fund’s investments in securities issued in the Commonwealth of Puerto Rico are exempt from federal, state, and local income taxes, and the Fund’s holdings as of July 31, 2018 included securities from many different sectors. Investors should note that some of this Fund’s investments in securities issued in Puerto Rico are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Oppenheimer Municipal Fund Management Team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. This high yield fund has neither a maturity cap nor a limit on below-investment-grade securities, or “junk” bonds.

In closing, we believe that the structure and sector composition of this Fund and the use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Scott S. Cottier has been named portfolio manager of the Fund. With support as needed from the Oppenheimer Municipal Fund Management Team, Scott will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

9 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco Master Settlement Agreement	15.4%
Sales Tax Revenue	8.2
General Obligation	8.2
Special Tax	5.4
Special Assessment	5.3
Adult Living Facilities	4.6
Education	4.6
Hospital/Healthcare	4.5
Electric Utilities	4.4
U.S. Government Obligations	4.3

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	10.4%	2.4%	12.8%
AA	19.7	0.0	19.7
A	6.4	0.0	6.4
BBB	10.0	2.5	12.5
BB or lower	21.6	27.0	48.6
Total	68.1%	31.9%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

10 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 7/31/18
	Without Sales Charge	With Sales Charge
Class A	4.92%	4.68%
Class C	4.34	N/A
Class Y	5.15	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 7/31/18
Class A	3.12%
Class C	2.63
Class Y	3.53

TAXABLE EQUIVALENT YIELDS
As of 7/31/18
Class A	4.95%
Class C	4.17
Class Y	5.60

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	6.34%	7.92%	5.38%	4.75%
Class C (ORNCX)	8/29/95	5.68	7.14	4.60	4.06
Class Y (ORNYX)	11/29/10	6.61	8.11	N/A	7.90
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/18
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (ORNAX)	10/1/93	1.29%	6.87%	4.87%	4.55%
Class C (ORNCX)	8/29/95	4.68	7.14	4.60	4.06
Class Y (ORNYX)	11/29/10	6.61	8.11	N/A	7.90

11 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.030 for the 28-day accrual period ended July 24, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 24, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0263 and $0.0314, respectively, for the 28-day accrual period ended July 24, 2018 and on the corresponding net asset values on that date.

12 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended July 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s High Yield Municipal Debt Funds category is based on 181 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal 37.00%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on July 31, 2018 and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting

13 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

14 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2018” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During 6 Months Ended July 31, 2018
Class A	$ 1,000.00	$ 1,079.30	$ 5.38
Class C	1,000.00	1,076.20	8.79
Class Y	1,000.00	1,080.70	4.14

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.64	5.22
Class C	1,000.00	1,016.36	8.53
Class Y	1,000.00	1,020.83	4.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.04%
Class C	1.70
Class Y	0.80

16 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2018

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—113.6%
Alabama—4.4%
$5,000,000	AL Economic Settlement Authority (BP Exploration & Production)[1]	4.000%		09/15/2033	$5,146,650
2,710,000	AL Port Authority (Alabama Docks Dept.)[1]	5.000		10/01/2028	3,087,747
2,380,000	AL Port Authority (Alabama Docks Dept.)[1]	5.000		10/01/2029	2,699,634
12,870,000	Birmingham-Jefferson, AL Civic Center Authority[1,2]	5.000		05/01/2048	14,416,331
18,120,000	Birmingham-Jefferson, AL Civic Center Authority[2]	5.000		07/01/2048	20,377,027
4,500,000	Homewood, AL Educational Building Authority (Samford University)[1]	5.000		12/01/2047	4,951,305
21,895,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2039	18,890,130
30,000,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2046	25,791,000
20,045,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2046	17,505,699
44,050,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2050	37,793,138
17,500,000	Jefferson County, AL Sewer[1]	0.000	[3]	10/01/2050	15,275,225
5,000,000	Jefferson County, AL Sewer[1]	5.500		10/01/2053	5,562,100
51,500,000	Jefferson County, AL Sewer[1]	6.500		10/01/2053	60,376,540
25,000,000	Jefferson County, AL Sewer[1]	7.000		10/01/2051	30,090,750
500,000	Mobile, AL Improvement District (McGowin Park)[1]	5.250		08/01/2030	512,795
1,300,000	Mobile, AL Improvement District (McGowin Park)[1]	5.500		08/01/2035	1,331,746
6,550,000	Selma, AL Industrial Devel. Board (International Paper Company)[1]	6.250		11/01/2033	6,904,290
					270,712,107

Alaska—0.3%
1,650,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4,6]	5.875		12/01/2027	111,375
500,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4,6]	6.000		12/01/2036	33,750
1,755,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2030	1,966,618
1,365,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2031	1,525,374
1,960,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2032	2,184,263
2,055,000	AK Municipal Bond Bank Authority[1]	5.000		12/01/2033	2,282,262
10,350,000	Koyukuk, AK (Tanana Chiefs Conference Health Care Facility)[1]	7.750		10/01/2041	11,069,532
					19,173,174

Arizona—1.5%
580,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.500		07/01/2037	564,033
680,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.750		07/01/2047	667,740
645,000	AZ IDA (Franklin Phonetic Charter School)[1]	5.875		07/01/2052	639,801
3,603,000	Buckeye, AZ Watson Road Community Facilities District	6.000		07/01/2030	3,473,148
3,180,000	East San Luis, AZ Community Facilities District Special Assessment (Area One)[5,6]	6.375		01/01/2028	1,812,600
140,000	East San Luis, AZ Community Facilities District Special Assessment (Area Two)[5,6]	8.500		01/01/2028	70,000
2,500,000	Glendale, AZ IDA (Beatitudes Campus)[1]	5.000		11/15/2045	2,569,000

17 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Arizona (Continued)
$7,225,000	Maricopa County, AZ IDA (Christian Care Surprise)	6.000%	01/01/2048	$7,387,201
220,000	Maricopa County, AZ IDA (Greathearts Arizona)[1]	5.000	07/01/2037	248,492
405,000	Maricopa County, AZ IDA (Greathearts Arizona)[1]	5.000	07/01/2048	453,138
1,870,000	Maricopa County, AZ IDA (Immanuel Campus Care)[5,6]	8.500	04/20/2041	1,290,300
294,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.250	07/01/2024	294,376
435,000	Merrill Ranch, AZ Community Facilities District No. 2[1]	5.250	07/15/2040	482,976
262,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.250	07/01/2024	262,335
641,000	Merrill Ranch, AZ Community Facilities District No. 2 Special Assessment Lien[1]	5.300	07/01/2030	641,647
420,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.300	07/15/2025	393,040
350,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)	5.350	07/15/2031	307,842
1,000,000	Phoenix, AZ IDA (Downtown Phoenix Student Hsg.)[1]	5.000	07/01/2042	1,099,190
1,650,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	1,641,107
4,135,000	Phoenix, AZ IDA (Freedom Academy)[1]	5.500	07/01/2046	4,284,976
1,935,000	Phoenix, AZ IDA (Gourmet Boutique West)[6]	5.875	11/01/2037	1,581,321
5,530,000	Phoenix, AZ IDA (Milestone Charter School)	6.500	11/01/2047	5,388,211
2,970,000	Pima County, AZ IDA (American Leadership Academy)[1]	5.000	06/15/2052	2,979,148
1,550,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000	06/15/2037	1,706,225
2,830,000	Pima County, AZ IDA (Christian Care Tucson)[1]	5.000	12/15/2047	3,100,690
2,400,000	Pima County, AZ IDA (Excalibur Charter School)[1]	5.500	09/01/2046	2,356,104
2,955,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041	2,980,029
3,315,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.000	12/01/2036	3,483,037
6,310,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	6.000	12/01/2046	6,565,050
5,730,000	Pima County, AZ IDA (P.L.C. Charter Schools)[1]	7.500	04/01/2041	6,846,777
1,025,000	Pima County, AZ IDA (Paideia Academies)[1]	6.000	07/01/2035	1,044,065
3,310,000	Pima County, AZ IDA (Paideia Academies)[1]	6.125	07/01/2045	3,366,601
500,000	Pinal County, AZ IDA (San Manuel Facility)[1]	6.250	06/01/2026	506,365
1,022,000	Prescott Valley, AZ Southside Community Facilities District No. 1	7.250	07/01/2032	616,889
10,000,000	Salt River, AZ Agricultural Improvement & Power District[1]	5.000	01/01/2038	11,647,300
245,000	Show Low Bluff, AZ Community Facilities District	5.600	07/01/2031	218,623
1,000,000	Tartesso West, AZ Community Facilities District[1]	5.900	07/15/2032	987,840
1,010,000	Tempe, AZ IDA (Mirabella at ASUN)[1]	6.000	10/01/2037	1,104,415
2,360,000	Tempe, AZ IDA (Mirabella at ASUN)[1]	6.125	10/01/2052	2,582,147
695,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.000	12/01/2032	743,490
1,550,000	Tempe, AZ IDA (Tempe Life Care Village)[1]	6.250	12/01/2042	1,661,135
675,000	Verrado, AZ Community Facilities District No. 1[1]	5.700	07/15/2029	715,811

18 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Arizona (Continued)
$1,800,000	Verrado, AZ Community Facilities District No. 1[1]	6.000%		07/15/2027	$1,941,804
610,000	Verrado, AZ Community Facilities District No. 1[1]	6.000		07/15/2033	647,424
					93,353,443

Arkansas—0.1%
5,470,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[4,6]	6.250		02/01/2038	3,993,100

California—13.6%
2,500,000	Adelanto, CA Public Utility Authority[1]	6.750		07/01/2039	2,621,450
7,300,000	Alameda, CA Corridor Transportation Authority[1]	5.000		10/01/2034	8,293,311
750,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625		01/01/2040	814,455
50,000	Beaumont, CA Financing Authority, Series C1	5.000		09/01/2022	50,052
180,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	6.200		05/01/2031	180,052
5,500,000	Brea, CA Community Facilities District (Brea Plaza Area)[1]	7.375		09/01/2039	5,839,405
127,310,000	CA County Tobacco Securitization Agency	5.307	[7]	06/01/2046	21,245,493
107,400,000	CA County Tobacco Securitization Agency	5.502	[7]	06/01/2050	10,926,876
212,950,000	CA County Tobacco Securitization Agency	6.341	[7]	06/01/2055	10,920,076
33,920,000	CA County Tobacco Securitization Agency	6.647	[7]	06/01/2046	5,107,334
215,100,000	CA County Tobacco Securitization Agency	6.998	[7]	06/01/2055	12,753,279
7,165,000	CA County Tobacco Securitization Agency	8.145	[7]	06/01/2033	3,083,458
7,000,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2046	6,999,510
275,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500		06/01/2033	279,078
520,920,000	CA County Tobacco Securitization Agency (TASC)	5.559	[7]	06/01/2050	73,225,724
18,500,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650	[3]	06/01/2041	18,611,000
18,030,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700	[3]	06/01/2046	18,111,856
2,775,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	2,803,860
7,285,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	7,390,414
19,120,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	19,308,714
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	5,000,850
9,125,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	9,735,463
16,780,000	CA GO8	4.000		11/01/2033	18,111,619
24,160,000	CA GO8	4.000		11/01/2034	25,895,604
20,000,000	CA GO8	4.000		11/01/2035	21,287,750
3,740,000	CA GO1	5.000		08/01/2030	4,472,516
2,160,000	CA GO1	5.000		09/01/2031	2,544,199
15,845,000	CA GO1	5.000		08/01/2033	18,738,772
10,000,000	CA GO1	5.000		10/01/2039	11,470,500
555,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2029	636,818
10,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2035	11,336,000
5,350,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.300	[3]	06/01/2037	5,592,516
30,420,000	CA Health Facilities Financing Authority (SJHS/ SJHCN/SJHE/SJHO Obligated Group)[8]	5.750		07/01/2039	31,594,323

19 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,835,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250%		07/15/2050	$1,939,742
10,000,000	CA Infrastructure and Economic Devel. (SanfordConsortium)[8]	5.000		05/15/2040	10,631,700
1,710,000	CA Infrastructure and Economic Devel. (University of California)[1]	5.000		05/15/2052	1,968,330
5,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000		02/01/2047	5,527,800
750,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	814,800
20,800,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[1]	5.000		12/31/2043	23,337,808
2,750,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[1]	5.000		12/31/2047	3,073,317
2,575,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[1]	5.000		06/01/2048	2,866,619
3,000,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern CA)	8.000		12/01/2027	3,006,300
6,075,000	CA Pollution Control Financing Authority (Calplant I)	7.500		07/01/2032	6,281,671
14,995,000	CA Pollution Control Financing Authority (Calplant I)	8.000		07/01/2039	15,996,066
60,000	CA Public Works[1]	6.625		11/01/2034	60,116
5,945,000	CA School Finance Authority Charter School (Grimmway Schools)[1]	5.250		07/01/2051	6,127,036
385,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.000		05/01/2027	366,351
900,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.750		05/01/2037	862,101
1,230,000	CA School Finance Authority Charter School (Kepler Neighborhood School)	5.875		05/01/2047	1,167,073
595,000	CA School Finance Authority Charter School (RE/ REW/RLSA/RDP/RRCP/RSCP/RNNE/RMS/RSSPA/ RBM/RSA Obligated Group)	5.125		06/01/2047	621,674
665,000	CA School Finance Authority Charter School (RE/ REW/RLSA/RDP/RRCP/RSCP/RNNE/RMS/RSSPA/ RBM/RSA Obligated Group)	5.250		06/01/2052	695,783
4,330,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	6.500		07/01/2050	4,347,103
61,600,000	CA Silicon Valley Tobacco Securitization Authority	8.146	[7]	06/01/2056	4,991,448
58,990,000	CA Silicon Valley Tobacco Securitization Authority	8.898	[7]	06/01/2047	10,941,465
60,785,000	CA Silicon Valley Tobacco Securitization Authority	8.995	[7]	06/01/2036	22,607,765
13,505,000	CA Silicon Valley Tobacco Securitization Authority	8.998	[7]	06/01/2047	2,287,882
25,920,000	CA State University[8]	5.000		11/01/2047	29,752,272
1,145,000	CA Statewide CDA (Albert Einstein Academy)[5,6]	6.000		11/01/2032	1,030,500
1,730,000	CA Statewide CDA (Albert Einstein Academy)[5,6]	6.250		11/01/2042	1,557,000
10,000	CA Statewide CDA (Escrow Term)[1]	6.750		09/01/2037	10,012
4,020,000	CA Statewide CDA (Guidance Charter School)[6]	6.500		07/01/2037	2,412,000
14,690,000	CA Statewide CDA (Guidance Charter School)[6]	6.750		07/01/2052	8,814,000

20 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$2,019,578	CA Statewide CDA (Microgy Holdings)[5,6]	9.000%		12/01/2038	$20
7,900,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)	6.000		09/02/2044	7,842,646
4,515,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	4,517,980
100,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	100,029
1,120,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	1,120,325
2,500,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250		08/01/2033	2,847,850
1,440,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	1,520,554
1,215,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	5.000		09/01/2030	1,410,020
18,275,000	Fremont, CA Union High School District[8]	4.000		08/01/2043	18,823,994
7,780,000	Fresno, CA Unified School District	4.319	[7]	08/01/2042	2,910,187
1,205,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000		09/01/2033	1,208,374
4,000,000	Long Beach, CA Harbor Revenue[1]	5.000		05/15/2043	4,524,560
21,000,000	Los Angeles CA Dept Wtr & Pwr Revenue[8]	5.000		07/01/2035	24,544,310
7,420,000	Los Angeles County, CA Redevel. Refunding Authority (Long Beach Project Area)[1]	5.000		08/01/2035	8,481,134
1,625,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	1,660,555
1,500,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000		05/15/2033	1,696,860
1,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000		05/15/2035	1,151,070
1,385,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.000		05/15/2036	1,589,218
5,000,000	Los Angeles, CA Dept. of Water & Power[8]	5.000		07/01/2034	5,073,038
2,900,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2038	3,398,510
7,555,000	Los Angeles, CA Regional Airports Improvement Corp. (Delta-Continental Airlines)[1,2]	9.250		08/01/2024	7,604,108
2,105,000	Madera, CA Redevel. Agency[1]	5.000		09/01/2034	2,486,931
255,000	Maywood, CA Public Financing Authority[1]	7.000		09/01/2038	255,344
10,000,000	Northern CA Tobacco Securitization Authority (TASC)[1]	5.375		06/01/2038	10,053,900
45,000	Placer County, CA Improvement Bond Act 1915[1]	6.500		09/02/2030	45,016
3,975,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.000		09/01/2037	4,635,725
21,711,000	River Rock, CA Entertainment Authority[5]	8.000		11/01/2018	7,924,515
1,750,000	Riverside County, CA Redevel. Agency[1]	7.125		10/01/2042	2,040,588
27,015,000	Riverside County, CA Transportation Commission[8]	4.000		06/01/2036	28,566,624
2,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000		12/01/2031	2,279,120

21 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$31,370,000	San Francisco, CA City & County Airports Commission (San Francisco International Airport)[1]	5.000%		05/01/2046	$34,874,656
750,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	846,353
1,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	1,134,580
15,920,000	Santa Clara County, CA GO8	4.000		08/01/2040	16,458,295
6,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	6,696,840
12,115,000	Stockton, CA Unified School District	5.918	[7]	08/01/2038	5,541,401
14,735,000	Stockton, CA Unified School District	5.948	[7]	08/01/2041	5,913,008
17,145,000	Stockton, CA Unified School District	5.948	[7]	08/01/2043	6,292,901
6,245,000	Stockton, CA Unified School District	5.997	[7]	08/01/2037	2,998,225
1,335,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.875		06/01/2035	1,375,637
1,425,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	6.000		06/01/2045	1,467,408
11,000,000	University of California[1]	5.000		05/15/2043	12,802,570
15,000,000	University of California[1]	5.000		05/15/2048	17,375,400
3,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500		09/01/2042	4,072,250
					847,240,690

Colorado—2.4%
1,075,000	Amber Creek, CO Metropolitan District	5.125		12/01/2047	1,074,108
515,000	Amber Creek, CO Metropolitan District	7.750		12/15/2047	514,928
2,500,000	Arkansas River, CO Power Authority[1]	5.000		10/01/2043	2,768,650
3,100,000	Base Village, CO Metropolitan District No. 2[1]	5.750		12/01/2046	3,120,956
500,000	Blue Lake, CO Metropolitan District No. 2	8.000		12/15/2046	506,870
1,750,000	Blue Lake, CO Metropolitan District No. 3[1]	5.250		12/01/2048	1,753,377
551,000	BNC, CO Metropolitan District No. 1	7.375		12/15/2047	556,350
670,000	Brighton Crossing, CO Metropolitan District No. 4	7.000		12/15/2047	663,883
1,000,000	Bromley Park, CO Metropolitan District No. 2	6.375		12/15/2047	1,001,760
2,734,000	Buffalo Ridge, CO Metropolitan District	7.375		12/15/2047	2,746,522
1,345,000	Cherrylane, CO Metropolitan District[1]	5.250		12/01/2047	1,355,733
574,000	Cherrylane, CO Metropolitan District	7.375		12/15/2047	576,629
500,000	Clear Creek Station, CO Metropolitan District No. 2	7.375		12/15/2047	503,450
4,500,000	CO Canyons Metropolitan District No. 5	6.125		12/01/2047	4,596,660
2,000,000	CO Canyons Metropolitan District No. 6	6.125		12/01/2047	2,001,540
1,025,000	CO Country Club Highlands Metropolitan District[4,6]	7.250		12/01/2037	871,250
2,600,000	CO Elbert and Highway 86 Metropolitan District[1]	5.750		12/01/2046	2,748,902
4,475,000	CO Elbert and Highway 86 Metropolitan District[4,6]	7.500		12/01/2032	3,356,250
1,780,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250		12/01/2040	1,864,906
1,100,000	CO Health Facilities Authority (Catholic Health Initiatives)[1]	5.000		09/01/2036	1,111,715

22 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$4,425,000	CO Health Facilities Authority (ELGS/ELGSS/ ELGSF/GSSH Obligated Group)[1]	5.000%		06/01/2047	$4,833,826
14,350,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System)[8]	5.000		01/01/2044	15,598,665
1,030,000	CO Health Facilities Authority Health & Residential Care Facilities (Volunteers of America)[1]	5.300		07/01/2037	1,030,041
1,040,000	CO International Center Metropolitan District No. 3	7.500		12/15/2038	1,042,496
1,945,000	CO Midcities Metropolitan District No. 2	7.750		12/15/2046	1,941,480
12,585,000	CO Park Valley Water and Sanitation Metropolitan District[6]	5.481	[7]	12/15/2017	2,642,850
1,590,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037	1,502,343
225,000	CO Potomac Farms Metropolitan District	7.625	[3]	12/01/2023	214,078
494,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	445,800
1,720,000	CO Sorrell Ranch Metropolitan District[5,6]	6.750		12/15/2036	602,000
569,000	CO Table Mountain Metropolitan District	7.750		12/15/2045	586,502
8,000,000	CO Talon Pointe Metropolitan District[5,6]	8.000		12/01/2039	560,000
500,000	Copperleaf, CO Metropolitan District No. 3	5.000		12/01/2037	494,470
700,000	Copperleaf, CO Metropolitan District No. 3	5.125		12/01/2047	691,054
506,000	Copperleaf, CO Metropolitan District No. 3	7.625		12/15/2047	500,141
3,415,000	Cundall Farms, CO Metropolitan District[1]	6.875		12/01/2044	3,630,521
750,000	Cundall Farms, CO Metropolitan District	7.375		12/15/2047	741,142
785,000	Cundall Farms, CO Metropolitan District[1]	7.750		12/15/2044	867,700
792,000	Cundall Farms, CO Metropolitan District	12.000		12/15/2049	783,732
10,000,000	Denver, CO City & County Board of Water Commissioners[1]	5.000		09/15/2047	11,559,100
1,250,000	Denver, CO Connection West Metropolitan District	5.375		08/01/2047	1,254,025
1,360,000	Denver, CO Gateway Center Metropolitan District	5.500		12/01/2038	1,390,886
2,130,000	Denver, CO Gateway Center Metropolitan District	5.625		12/01/2048	2,181,716
1,690,000	Dublin North, CO Metropolitan District No. 2	5.125		12/01/2047	1,693,853
2,000,000	Erie Farm, CO Metropolitan District	5.500		12/01/2045	2,035,100
600,000	Erie Farm, CO Metropolitan District	7.750		12/15/2045	602,538
2,065,000	Hawthorn, CO Metropolitan District No. 2[1]	6.375		12/01/2044	2,193,113
950,000	Hawthorn, CO Metropolitan District No. 2	7.750		12/15/2044	1,055,706
928,000	Hawthorn, CO Metropolitan District No. 2	10.000		12/15/2051	916,391
775,000	Iliff Commons, CO Metropolitan District No. 3	6.000		12/01/2046	787,958
2,235,000	Interpark, CO Metropolitan District	5.500		12/01/2048	2,225,010
1,365,000	Interquest South, CO Business Improvement District[1]	5.000		12/01/2047	1,352,456
1,626,000	Lewis Pointe, CO Metropolitan District	7.750		12/15/2047	1,634,504
500,000	Leyden Ranch, CO Metropolitan District	7.000		12/15/2047	509,680
1,195,000	Leyden Rock, CO Metropolitan District No. 10	7.250		12/15/2045	1,191,487
1,025,000	Leyden Rock, CO Metropolitan District No. 10	10.750		12/15/2049	1,012,802
1,000,000	Mountain Shadows, CO Metropolitan District[1]	5.000		12/01/2046	1,015,260
1,760,000	North Holly, CO Metropolitan District	5.500		12/01/2048	1,759,859
2,595,000	Prairiestar, CO Metropolitan District No. 2	5.750		12/01/2046	2,703,575
1,200,000	Sheridan Station West, CO Metropolitan District	6.000		12/01/2047	1,196,592

23 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Colorado (Continued)
$810,000	Southglenn, CO Metropolitan District[1]	5.000%		12/01/2036	$829,359
2,000,000	Stone Creek, CO Metropolitan District	5.625		12/01/2047	2,011,040
600,000	Stone Creek, CO Metropolitan District	7.875		12/15/2047	603,342
710,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034	741,148
294,000	Tallyns Reach, CO Metropolitan District No. 3[1]	5.000		12/01/2033	310,864
1,220,000	Tallyns Reach, CO Metropolitan District No. 3	6.750		11/01/2038	1,223,148
750,000	Thompson Crossing, CO Metropolitan District No. 6[1]	6.000		12/01/2044	760,492
1,500,000	Timnath Ranch, CO Metropolitan District No. 4[1]	5.250		12/01/2037	1,506,915
1,900,000	Timnath Ranch, CO Metropolitan District No. 4[1]	5.375		12/01/2047	1,909,348
953,000	Timnath Ranch, CO Metropolitan District No. 4	7.750		12/15/2047	956,926
1,375,000	Village at Southgate, CO Metropolitan District	5.625		12/01/2048	1,383,882
1,645,000	Villas Eastlake Reservoir, CO Metropolitan District[1]	6.500		12/01/2046	1,715,719
5,271,763	Woodmen Heights, CO Metropolitan District No. 1[1]	6.000		12/01/2041	5,315,466
20,183,519	Woodmen Heights, CO Metropolitan District No. 1	7.300	[3]	12/15/2041	17,725,166
1,245,000	York Street, CO Metropolitan District	6.250		12/01/2047	1,261,720
					150,929,426

Connecticut—1.0%
12,500,000	CT GO1	4.000		08/15/2030	13,131,125
5,295,000	CT GO1	4.000		08/15/2031	5,550,907
18,275,000	CT Special Tax[1]	5.000		09/01/2028	20,656,050
6,000,000	CT Special Tax[1]	5.000		08/01/2032	6,644,520
7,965,000	CT Special Tax[1]	5.000		08/01/2033	8,794,395
6,515,000	CT Special Tax (Transportation Infrastructure)[1]	5.000		09/01/2027	7,260,968
470,000	Georgetown, CT Special Taxing District[5]	5.125		10/01/2036	150,400
1,580,000	Hartford, CT GO1	5.000		10/01/2033	1,713,952
12,569,079	Mashantucket Western Pequot Tribe CT5,9	6.050		07/01/2031	392,784
					64,295,101

Delaware—0.1%
1,100,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	1,099,901
7,000,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450		07/01/2036	6,317,360
					7,417,261

District of Columbia—2.9%
4,745,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	5,294,281
5,255,000	District of Columbia (Howard University)[1]	6.250		10/01/2032	5,591,635
315,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	353,505
19,295,000	District of Columbia (Howard University)[1]	6.500		10/01/2041	20,581,591
3,055,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	3,370,551

24 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
District of Columbia (Continued)
$2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625%		03/01/2041	$2,246,540
32,680,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.750		05/15/2040	33,987,200
1,275,680,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	5.912	[7]	06/15/2055	63,171,674
1,055,000,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.211	[7]	06/15/2055	40,216,600
1,000,000	Metropolitan Washington D.C. Airport Authority[1]	5.125		10/01/2023	1,005,920
1,960,000	Metropolitan Washington D.C. Airport Authority[1]	5.125		10/01/2034	1,972,250
					177,791,747

Florida—7.7%
750,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2032	868,515
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2042	1,152,200
1,000,000	Alachua County, FL Health Facilities Authority (Oak Hammock University Florida)[1]	8.000		10/01/2046	1,148,080
4,655,000	Amelia Concourse, FL Community Devel. District[5,6]	5.750		05/01/2038	4,329,150
3,285,000	Amelia Concourse, FL Community Devel. District	6.000		05/01/2047	3,271,269
5,080,000	Arlington Ridge, FL Community Devel. District[1]	5.500		05/01/2036	5,080,051
1,045,000	Avignon Villages, FL Community Devel. District[5,6]	5.300		05/01/2014	73,150
755,000	Avignon Villages, FL Community Devel. District[5,6]	5.400		05/01/2037	52,850
14,549,400	Baker, FL Correctional Devel. Corp. (Baker County Detention Center)	8.500		02/01/2030	12,141,038
7,555,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)[1]	6.000		10/01/2042	7,838,086
700,000	Boynton Village, FL Community Devel. District Special Assessment	6.000		05/01/2038	699,958
5,845,000	Buckeye Park, FL Community Devel. District[5]	7.875		05/01/2038	2,104,200
835,000	Carlton Lakes, FL Community Devel. District Special Assessment[2]	5.625		11/01/2036	861,303
2,030,000	Carlton Lakes, FL Community Devel. District Special Assessment[2]	5.750		11/01/2047	2,091,570
24,545,000	CFM, FL Community Devel. District, Series A5,6	6.250		05/01/2035	8,713,475
7,075,000	Chapel Creek, FL Community Devel. District Special Assessment[5,6]	5.500		05/01/2038	6,367,500
13,074,058	Clearwater Cay, FL Community Devel. District[5,6]	5.500		05/01/2037	7,452,213
1,150,000	Collier County, FL IDA (Gulf Coast Charter Academy South)[1]	5.000		12/01/2037	1,130,335
1,875,000	Collier County, FL IDA (Gulf Coast Charter Academy South)[1]	5.000		12/01/2047	1,802,400
1,690,000	Creekside, FL Community Devel. District[5,6]	5.200		05/01/2038	692,900
840,000	Crosscreek, FL Community Devel. District	5.600		05/01/2037	832,230
20,000	Crosscreek, FL Community Devel. District[4]	5.600		05/01/2039	19,425
1,560,000	Crosscreek, FL Community Devel. District	6.750		11/30/2021	1,569,235

25 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Florida (Continued)
$55,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050%	11/01/2039	$55,070
700,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	703,185
1,940,000	Durbin Crossing, FL Community Devel. District Special Assessment[4,6]	5.250	11/01/2020	48,500
3,340,000	FL Capital Trust Agency (AHFP/AAD/AAHI/APH/ AWHC/AAHII/AW Obligated Group)[1]	6.000	07/01/2042	3,261,677
990,000	FL Capital Trust Agency (Elim Senior Hsg.)	5.625	08/01/2037	1,013,503
2,350,000	FL Capital Trust Agency (Elim Senior Hsg.)	5.875	08/01/2052	2,411,875
1,100,000	FL Capital Trust Agency (Viera Charter School)[1]	5.000	10/15/2047	1,103,949
755,000	FL Capital Trust Agency (Viera Charter School)[1]	5.000	10/15/2052	748,824
3,725,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[1]	4.000	07/01/2037	3,930,955
4,030,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[1]	4.000	07/01/2038	4,245,847
4,195,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[1]	4.000	07/01/2039	4,412,469
4,360,000	FL Dept. of Transportation (Acquisition & Bridge Construction)[1]	4.000	07/01/2040	4,574,730
6,045,000	FL Devel. Finance Corp. (Florida Charter Educational Foundation)	5.000	07/15/2046	5,964,178
300,000	FL Devel. Finance Corp. (Learning Gate Community School)[1]	5.000	02/15/2038	321,129
985,000	FL Devel. Finance Corp. (Learning Gate Community School)[1]	5.000	02/15/2048	1,046,375
85,000	FL HFA (Stoddert Arms Apartments)[1]	6.250	09/01/2026	85,122
2,490,284	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036	2,301,022
3,334,862	Glades, FL Correctional Devel. Corp.[3]	0.000	03/01/2030	8,371
5,834,388	Glades, FL Correctional Devel. Corp.	7.000	03/01/2030	4,957,479
2,815,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500	05/01/2038	2,687,565
1,615,000	Harbor Bay, FL Community Devel. District[1]	6.750	05/01/2034	1,622,106
335,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A	5.500	05/01/2036	334,987
4,775,000	Indigo, FL Community Devel. District[4,6]	5.750	05/01/2036	3,342,500
15,300,000	Lake County, FL Senior Living (Village Veranda at Lady Lake/VVLL Properties Obligated Group)	7.125	01/01/2052	14,927,904
17,280,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400	05/01/2037	17,348,602
1,785,000	Lee County, FL IDA (VOA Lee County Health Care Facility)	5.750	12/01/2052	1,831,481
3,390,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	3,391,288
5,000,000	Magnolia Creek, FL Community Devel. District[5,6]	5.600	05/01/2014	1,050,000
5,360,000	Magnolia Creek, FL Community Devel. District[5,6]	5.900	05/01/2039	1,125,600
205,000	Magnolia West, FL Community Devel. District Special Assessment[1]	5.350	05/01/2037	204,982
1,355,000	Main Street, FL Community Devel. District[1]	6.800	05/01/2038	1,355,691
1,635,000	Miami, FL Special Obligation (Street & Sidewalk Program)[1]	5.625	01/01/2039	1,662,288

26 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$1,715,000	Miami, FL World Center Community Devel. District[1]	5.125%		11/01/2039	$1,796,548
2,570,000	Miami, FL World Center Community Devel. District[1]	5.250		11/01/2049	2,720,653
4,000,000	Miami-Dade County, FL School Board[1]	5.000		05/01/2031	4,477,400
5,455,000	Miami-Dade County, FL School Board[1]	5.000		05/01/2032	6,091,980
10,000,000	Miami-Dade County, FL School Board COP[8]	5.000		02/01/2027	10,168,600
10,000,000	Miami-Dade County, FL School Board COP[8]	5.250		02/01/2027	10,185,350
50,000,000	Miami-Dade County, FL School Board COP[8]	5.375		02/01/2034	50,938,500
7,280,234	Montecito, FL Community Devel. District[5,6]	5.100		05/01/2013	6,989,024
5,405,000	Montecito, FL Community Devel. District[4,6]	5.500		05/01/2037	5,188,800
9,745,000	Nassau County, FL (Nassau Care Centers)	6.900		01/01/2038	9,841,670
3,640,000	Naturewalk, FL Community Devel. District[5,6]	5.300		05/01/2016	2,875,600
4,345,000	Naturewalk, FL Community Devel. District[4,6]	5.500		05/01/2038	3,432,550
3,000,000	Palm Beach County, FL Health Facilities Authority (Sinai Residences Boca Raton)[1]	7.500		06/01/2049	3,450,930
11,620,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700		05/01/2037	11,565,851
1,850,000	Palm River, FL Community Devel. District[5,6]	5.150		05/01/2013	925,000
1,565,000	Palm River, FL Community Devel. District[5,6]	5.375		05/01/2036	782,500
1,395,000	Parkway Center, FL Community Devel. District, Series A1	6.300		05/01/2034	1,398,111
5,274,584	Pine Ridge Plantation, FL Community Devel. District	5.400		05/01/2037	4,737,790
2,250,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)[1]	7.125		09/15/2041	2,348,078
9,200,000	Portico, FL Community Devel. District	5.450		05/01/2037	9,087,024
5,905,000	Portofino Isles, FL Community Devel. District (Portofino Court)[5,6]	5.600		05/01/2036	2,480,100
530,686	Portofino Landings, FL Community Devel. District Special Assessment[5,6]	5.200		05/01/2017	74,296
1,955,000	Portofino Landings, FL Community Devel. District Special Assessment[5,6]	5.400		05/01/2038	938,400
2,470,000	Portofino Vista, FL Community Devel. District[5,6]	5.000		05/01/2013	1,235,000
3,420,000	Reunion East, FL Community Devel. District[4,6]	5.800		05/01/2036	34
1,465,000	Reunion East, FL Community Devel. District	6.600		05/01/2033	1,495,120
3,485,000	Reunion East, FL Community Devel. District	6.600		05/01/2036	3,556,652
1,425,000	Reunion East, FL Community Devel. District[4,6]	7.375		05/01/2033	14
140,000	Ridgewood Trails, FL Community Devel. District	5.650		05/01/2038	137,536
7,580,000	River Glen, FL Community Devel. District Special Assessment[5,6]	5.450		05/01/2038	4,548,000
148,471	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	141,148
1,895,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500		07/01/2040	1,951,395
3,790,000	Seminole County, FL IDA (Progressive Health)[1]	7.500		03/01/2035	3,793,222
3,240,000	South Bay, FL Community Devel. District[4,6]	0.000	[3]	05/01/2025	1,631,534
8,750,000	South Bay, FL Community Devel. District[4,6]	0.000	[3]	05/01/2036	4,410,613
7,035,000	South Bay, FL Community Devel. District[1]	5.125		05/01/2020	7,061,803
5,110,000	South Bay, FL Community Devel. District[5,6]	5.950		05/01/2036	51

27 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$7,000,000	South Bay, FL Community Devel. District[1]	5.950%		05/01/2036	$6,938,750
3,570,000	South Fork East, FL Community Devel. District[1]	6.500	[3]	05/01/2038	3,702,626
14,000,000	South Miami, FL Health Facilities Authority (BHSF/BHM/HHI/SMH/MarH/DrsH/WKBP/ BOS/FHlth/BHlth/BethH Obligated Group)[8]	4.000		08/15/2036	14,371,070
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	5.875		08/01/2040	3,783,605
3,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	3,792,145
1,000,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250		10/01/2041	844,990
16,765,000	Tern Bay, FL Community Devel. District[5,6]	5.000		05/01/2015	5,448,625
19,075,000	Tern Bay, FL Community Devel. District[5,6]	5.375		05/01/2037	6,199,375
10,305,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036	10,319,427
4,950,000	Treeline, FL Preservation Community Devel. District[5,6]	6.800		05/01/2039	1,732,500
535,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	4.750		05/01/2026	517,120
1,080,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.250		05/01/2036	1,006,679
1,815,000	Villages of Glen Creek FL Community Devel. District Community Devel. District	5.375		05/01/2046	1,669,292
2,805,000	Villages of Glen Creek FL Community Devel. District Community Devel. District[2]	5.375		05/01/2046	2,579,815
3,630,098	Waterford Estates, FL Community Devel. District Special Assessment[5,6]	5.125		05/01/2013	3,448,593
2,837,715	Waterford Estates, FL Community Devel. District Special Assessment[5,6]	5.500		05/01/2037	2,695,829
126,000	Waters Edge, FL Community Devel. District[1]	5.350		05/01/2039	123,666
3,355,000	Waters Edge, FL Community Devel. District[1]	6.600	[3]	05/01/2039	3,361,140
14,800,000	Waterstone, FL Community Devel. District[5,6]	5.500		05/01/2018	11,840,000
1,215,000	West Villages, FL Improvement District[5,6]	5.350		05/01/2015	935,550
18,150,000	West Villages, FL Improvement District[5,6]	5.800		05/01/2036	13,975,500
14,925,000	Westridge, FL Community Devel. District[5,6]	5.800		05/01/2037	9,552,000
11,045,000	Westside, FL Community Devel. District[4,6]	5.650		05/01/2037	6,295,650
16,135,000	Westside, FL Community Devel. District[4,6]	7.200		05/01/2038	9,681,000
7,420,000	Wyld Palms, FL Community Devel. District[5,6]	5.400		05/01/2015	1,706,600
4,340,000	Wyld Palms, FL Community Devel. District[5,6]	5.500		05/01/2038	1,041,600
3,786,132	Zephyr Ridge, FL Community Devel. District[5,6]	5.250		05/01/2013	3,180,351
2,634,476	Zephyr Ridge, FL Community Devel. District[5,6]	5.625		05/01/2037	2,212,959
					477,783,721

Georgia—1.2%
700,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	717,815
3,500,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500		01/01/2031	3,589,075
1,445,000	Cobb County, GA Devel. Authority (Provident Group-Creekside Properties)	6.000		07/01/2036	1,345,989

28 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Georgia (Continued)
$5,440,000	Cobb County, GA Devel. Authority (Provident Group-Creekside Properties)	6.000%		07/01/2051	$4,851,011
31,945,000	Fulton County, GA Devel. Authority (Piedmont Healthcare)[8]	5.000		06/15/2029	32,900,563
13,730,000	Fulton County, GA Devel. Authority (Piedmont Healthcare/Piedmont Hospital/Piedmont Hospital Foundation Obligated Group)[8]	5.250		06/15/2037	14,169,466
1,525,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125		03/15/2031	1,555,058
9,100,000	GA Road & Tollway Authority (I-75 S Express Lanes)[1]	0.000	[3]	06/01/2049	6,207,292
2,250,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.246	[7]	06/01/2024	1,614,375
3,750,000	GA Road & Tollway Authority (I-75 S Express Lanes)	6.748	[7]	06/01/2034	1,343,062
1,720,000	Gainesville & Hall County, GA Devel. Authority Educational Facilities (Riverside Military Academy)[1]	5.000		03/01/2047	1,801,803
1,720,000	Gainesville & Hall County, GA Devel. Authority Educational Facilities (Riverside Military Academy)[1]	5.125		03/01/2052	1,810,713
					71,906,222

Hawaii—0.0%
580,000	HI Dept. of Transportation (Continental Airlines)[1]	5.625		11/15/2027	581,288
1,430,000	Kuakini, HI Health System (KMC/KHS/KGC/KSS Obligated Group)[1]	6.300		07/01/2022	1,433,904
					2,015,192

Idaho—0.0%
960,000	ID Health Facilities Authority (Valley Vista Care Corp./Vista Community Hsg. Corp. Obligated Group)[1]	5.250		11/15/2047	990,538
109,200	Nampa, ID Local Improvement District No. 148	6.625		09/01/2030	111,470
					1,102,008

Illinois—6.5%
3,000,000	Carol Stream, IL Park District[1]	5.000		01/01/2037	3,328,740
30,685,000	Caseyville, IL Tax (Forest Lakes)[4,6]	7.000		12/30/2022	306,850
1,850,000	Chicago, IL Board of Education[1]	5.000		12/01/2023	2,031,892
3,500,000	Chicago, IL Board of Education[1]	5.000		12/01/2024	3,877,335
2,500,000	Chicago, IL Board of Education[1]	5.000		12/01/2025	2,790,125
1,725,000	Chicago, IL Board of Education[1]	5.000		12/01/2026	1,935,657
2,100,000	Chicago, IL Board of Education[1]	5.000		12/01/2027	2,366,616
2,000,000	Chicago, IL Board of Education[1]	5.000		12/01/2029	2,254,400
1,250,000	Chicago, IL Board of Education[1]	5.000		12/01/2032	1,394,088
1,000,000	Chicago, IL Board of Education[1]	5.000		12/01/2035	1,103,490
5,700,000	Chicago, IL Board of Education[1]	6.000		04/01/2046	6,670,767
1,500,000	Chicago, IL Board of Education[1]	6.500		12/01/2046	1,717,605

29 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$7,000,000	Chicago, IL Board of Education[1]	7.000%	12/01/2044	$8,148,350
18,790,000	Chicago, IL GO1	5.250	01/01/2033	18,817,058
6,870,000	Chicago, IL Metropolitan Water Reclamation[1]	5.000	12/01/2044	7,556,725
3,000,000	Chicago, IL Midway Airport, Series A1	5.000	01/01/2033	3,264,840
30,000	Chicago, IL Multifamily Hsg. (Cottage View Terrace)[1,2]	6.125	02/20/2042	30,131
2,500,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2047	2,721,750
3,750,000	Chicago, IL O’Hare International Airport[1]	5.000	07/01/2048	4,102,500
5,000,000	Chicago, IL O’Hare International Airport[1]	5.000	01/01/2052	5,424,700
2,755,000	Chicago, IL Waterworks[1]	5.250	11/01/2030	3,199,078
2,900,000	Chicago, IL Waterworks[1]	5.250	11/01/2031	3,357,388
2,135,000	Chicago, IL Waterworks[1]	5.250	11/01/2032	2,464,366
2,000,000	Chicago, IL Waterworks[1]	5.250	11/01/2033	2,299,940
2,885,000	Chicago, IL Waterworks[1]	5.250	11/01/2035	3,297,901
10,032,000	Cortland, IL Special Tax (Sheaffer System)[4]	5.500	03/01/2017	2,006,400
1,000,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625	03/01/2036	1,000,340
1,585,000	Franklin Park, IL GO1	6.250	07/01/2030	1,763,756
2,103,214	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	1,905,954
6,165,000	Harvey, IL GO4	5.500	12/01/2027	3,390,750
1,800,000	Harvey, IL GO4	5.625	12/01/2032	990,000
9,900,000	IL Educational Facilities Authority (Plum Creek Rolling Meadows)[1]	6.500	12/01/2037	9,906,336
1,000,000	IL Finance Authority (Admiral at the Lake)	5.125	05/15/2038	1,001,670
3,220,000	IL Finance Authority (Admiral at the Lake)	5.250	05/15/2042	3,246,790
2,825,000	IL Finance Authority (Admiral at the Lake)	5.250	05/15/2054	2,824,774
5,820,000	IL Finance Authority (Advocate Health Care)[8]	5.375	04/01/2044	5,964,889
5,180,000	IL Finance Authority (Advocate Health Care)[8]	5.375	04/01/2044	5,308,956
19,410,000	IL Finance Authority (Advocate Health Care)[8]	5.375	04/01/2044	19,895,480
21,765,000	IL Finance Authority (Advocate Health Care)[8]	5.375	04/01/2044	22,309,384
10,575,000	IL Finance Authority (Advocate Health Care)[8]	5.500	04/01/2044	10,847,148
9,425,000	IL Finance Authority (Advocate Health Care)[8]	5.500	04/01/2044	9,667,552
320,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group)[1]	5.375	04/01/2044	328,198
365,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group)[1]	5.375	04/01/2044	374,351
100,000	IL Finance Authority (Art Institute of Chicago)[1]	5.250	03/01/2040	105,254
12,500,000	IL Finance Authority (CDHS)[8]	5.500	11/01/2039	13,082,969
5,000,000	IL Finance Authority (CDHS/CDHA)[8]	5.375	11/01/2039	5,225,500
5,460,000	IL Finance Authority (DeKalb Supportive Living)[1]	6.100	12/01/2041	5,326,885
2,000,000	IL Finance Authority (Friendship Village Schaumburg)	5.000	02/15/2027	2,047,400
1,000,000	IL Finance Authority (Lake Forest College)[1]	6.000	10/01/2048	1,069,070
715,000	IL Finance Authority (Luther Oaks)[2]	6.000	08/15/2026	716,022
1,500,000	IL Finance Authority (Luther Oaks)	6.000	08/15/2039	1,500,660
100,000	IL Finance Authority (Memorial Health System/ Memorial Medical Center-Woodstock Obligated Group)[1]	5.500	04/01/2039	102,395

30 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Illinois (Continued)
$6,500,000	IL Finance Authority (NWMH/MJRH&C/NWMHlth/ LFH&FI/NWLFH/DCH/NWMFF/CDHDHS/KS/ VWCH/KCHosp/CDHA/NWMF/RMClinic/CDPG/ KPG Obligated Group)[1]	4.000%		07/15/2047	$6,617,845
11,050,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	7.750		08/15/2034	11,747,808
105,000	IL Finance Authority (PHN/PCTC/PC&SHN/PLC/ PCHN/PSSC/PHCr/PBH/PAS/PHFBT Obligated Group)[1]	7.750		08/15/2034	111,631
575,000	IL Finance Authority (Rogers Park Montessori School)[1]	6.000		02/01/2034	604,032
1,310,000	IL Finance Authority (Rogers Park Montessori School)[1]	6.125		02/01/2045	1,373,024
575,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000		08/01/2042	624,427
700,000	IL Finance Authority (Rosalind Franklin University of Medicine & Science)[1]	5.000		08/01/2047	756,854
11,860,000	IL Finance Authority (St. Anthony Lassing)[1]	6.500		12/01/2032	12,218,409
1,500,000	IL Finance Authority (The New Admiral at the Lake)[1]	8.000		05/15/2040	1,660,710
5,775,000	IL Finance Authority (The New Admiral at the Lake)[1]	8.000		05/15/2046	6,393,734
4,065,000	IL Finance Authority (Villa St. Benedict)[1]	6.125		11/15/2035	4,447,395
4,400,000	IL Finance Authority (Villa St. Benedict)[1]	6.375		11/15/2043	4,844,180
1,640,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.450		01/01/2046	1,511,047
1,775,000	IL Hsg. Devel. Authority (Stonebridge Gurnee)	5.600		01/01/2056	1,642,319
31,755,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.418	[7]	06/15/2047	8,812,330
6,450,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.509	[7]	06/15/2043	2,158,751
15,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.539	[7]	06/15/2046	4,363,500
22,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.549	[7]	12/15/2056	3,914,460
10,225,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.609	[7]	06/15/2044	3,266,581
5,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	4.628	[7]	12/15/2041	1,770,250
15,580,000	IL Sales Tax[1]	4.000		06/15/2028	16,285,930
5,000,000	IL Sales Tax[1]	4.000		06/15/2029	5,198,450
10,625,000	IL Sales Tax[1]	4.000		06/15/2030	10,994,750
7,010,000	IL Sales Tax[1]	4.000		06/15/2031	7,229,553
5,820,000	IL Sales Tax[1]	4.000		06/15/2032	5,982,145
11,690,000	IL Sales Tax Securitization Corp.[1]	5.000		01/01/2037	13,115,596
2,830,000	IL Sales Tax Securitization Corp.[1]	5.000		01/01/2038	3,170,279
4,000,000	IL Sales Tax Securitization Corp.[1]	5.000		01/01/2048	4,430,200
1,778,000	Manhattan, IL Special Service Area Special Tax (Lakeside Towns Liberty)[5,6]	5.750		03/01/2022	444,500

31 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Illinois (Continued)
$3,491,000	Plano, IL Special Service Area No. 5[5]	6.000%	03/01/2036	$2,234,240
5,400,000	Quad Cities, IL Regional EDA (Pheasant Ridge Apartments)[2,6]	6.375	08/01/2040	3,987,306
162	Robbins, IL Res Rec (Robbins Res Rec Partners)[1]	7.250	10/15/2024	161
2,440,000	Southwestern IL Devel. Authority (Comprehensive Mental Health Center)	6.625	06/01/2037	1,918,816
1,500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	1,338,825
11,020,000	Southwestern IL Devel. Authority (Local Government Programming)[6]	7.000	10/01/2022	6,391,600
3,675,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	3,507,824
12,675,000	Upper, IL River Valley Devel. Authority (DeerPath Huntley)[1]	6.500	12/01/2032	12,673,479
				404,114,116

Indiana—1.6%
2,000,000	Allen County, IN Economic Devel. (Storypoint/ SL2016/SLW/SLC/SLFW/SLF Obligated Group)	6.875	01/15/2052	2,157,220
1,140,000	Anderson, IN Multifamily Hsg. (Cross Lakes Apartments)[4,6]	9.000	12/01/2045	11
4,300,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	4,777,257
1,225,000	Chesterton, IN Economic Devel. (Storypoint/ SL2016/SLW/SLC Obligated Group)	6.375	01/15/2051	1,281,485
5,805,000	East Chicago, IN Solid Waste Disposal (USG Corp.)[1]	6.375	08/01/2029	5,818,874
3,430,000	Evansville, IN Multifamily Hsg. (Silver Birch Evansville)[1]	5.450	01/01/2038	3,425,712
595,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch Fort Wayne)[1]	5.125	01/01/2032	587,313
3,850,000	Fort Wayne, IN Multifamily Hsg. (Silver Birch Fort Wayne)[1]	5.350	01/01/2038	3,799,488
2,050,000	IN Finance Authority (Avondale Meadows Academy)[1]	5.375	07/01/2047	2,050,615
1,675,000	IN Finance Authority (BHI Senior Living)[1]	5.500	11/15/2031	1,800,139
2,850,000	IN Finance Authority (BHI Senior Living)[1]	5.750	11/15/2041	3,075,748
11,505,000	IN Finance Authority (Marian University)[1]	6.375	09/15/2041	12,371,672
925,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000	07/01/2039	946,756
3,950,000	IN Hsg. & Community Devel. Authority (Evergreen Village Bloomington)[1]	5.500	01/01/2037	3,959,322
6,225,000	IN Hsg. & Community Devel. Authority (Hammond Assisted Living Community)[1]	5.750	01/01/2036	5,986,458
1,095,000	Kokomo, IN Multifamily Hsg. (Silver Birch of Kokomo)[1]	5.750	01/01/2034	1,123,328
4,570,000	Kokomo, IN Multifamily Hsg. (Silver Birch of Kokomo)[1]	5.875	01/01/2037	4,708,700
1,060,000	Lafayette, IN Multifamily Hsg. (Glasswater Creek of Lafayette)[1]	5.600	01/01/2033	1,080,045

32 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Indiana (Continued)
$5,160,000	Lafayette, IN Multifamily Hsg. (Glasswater Creek of Lafayette)[1]	5.800%		01/01/2037	$5,282,240
4,965,000	Merrillville, IN Economic Devel. (Belvedere Hsg.)[1]	5.750		04/01/2036	4,726,730
14,565,000	Michigan City, IN Multifamily Hsg. (Silver Birch Project)[1]	5.150		01/01/2037	14,076,781
4,975,000	Mishawaka, IN Multifamily Hsg. (Silver Birch Mishawaka)[1]	5.375		01/01/2038	4,924,504
2,560,000	Muncie, IN Multifamily Hsg. (Silver Birch Project)[1]	5.250		01/01/2037	2,503,731
4,205,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500		07/01/2022	4,214,587
3,880,000	Terre Haute, IN Multifamily Hsg. (Silver Birch of Terre Haute)[1]	5.350		01/01/2038	3,829,094
3,425,000	Vincennes, IN Economic Devel. (Southwest Indiana Regional Youth Village)	6.250		01/01/2029	3,515,763
					102,023,573

Iowa—0.1%
1,160,000	IA Finance Authority (Boys & Girls Home and Family Services)[4,6]	5.900		12/01/2028	78,300
730,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375		06/01/2025	730,066
2,845,000	IA Tobacco Settlement Authority (TASC)[1]	6.500		06/01/2023	2,898,201
					3,706,567

Kansas—0.0%
3,176,456	Olathe, KS Tax Increment (Gateway)[4,6]	5.000		03/01/2026	1,905,874

Kentucky—0.4%
1,775,000	Kuttawa, KY (1st Mtg.-GF/Kentucky)	6.750		03/01/2029	1,775,089
1,250,000	KY EDFA (Masonic Home Independent Living II)[1]	7.250		05/15/2041	1,430,950
1,000,000	KY EDFA (Masonic Home Independent Living II)[1]	7.375		05/15/2046	1,148,140
6,785,000	KY Municipal Power Agency[1]	5.000		09/01/2034	7,475,713
5,000,000	KY Municipal Power Agency[1]	5.000		09/01/2036	5,483,200
1,900,000	KY Property & Building Commission[1]	5.000		05/01/2031	2,175,785
1,900,000	KY Property & Building Commission[1]	5.000		05/01/2032	2,167,254
900,000	KY Property & Building Commission[1]	5.000		05/01/2033	1,022,580
900,000	KY Property & Building Commission[1]	5.000		05/01/2034	1,019,376
					23,698,087

Louisiana—0.2%
1,200,000	Juban Park, LA Community Devel. District Special Assessment[5,6]	5.150		10/01/2014	336,000
11,415,000	LA HFA (La Chateau)[1]	7.250		09/01/2039	11,125,858
1,220,000	LA Local Government EF&CD Authority (Better Waterworks)[1]	5.250		05/01/2043	1,172,542
					12,634,400

Maine—0.5%
2,000,000	ME Finance Authority (Casella Waste Systems)[1]	4.375	[10]	08/01/2035	2,017,400

33 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Maine (Continued)
$6,850,000	ME H&HEFA (Bowdoin College)[1]	5.000%		07/01/2039	$7,042,622
2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750		07/01/2041	2,156,060
4,800,000	Rumford, ME Pollution Control (Boise Cascade Corp.)	6.625		07/01/2020	4,799,760
12,265,000	Rumford, ME Solid Waste Disposal (Boise Cascade Corp.)	6.875		10/01/2026	12,264,141
					28,279,983

Maryland—0.7%
9,525,000	Baltimore County, MD GO1	4.000		03/01/2040	10,020,586
1,100,000	Baltimore, MD Special Obligation (Center/West Devel.)[1]	5.375		06/01/2036	1,121,384
1,360,000	Baltimore, MD Special Obligation (Center/West Devel.)[1]	5.500		06/01/2043	1,389,376
25,950,000	MD Stadium Authority (Construction & Revitalization Program)[8]	5.000		05/01/2047	29,667,018
6,856,636	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[4,6]	3.787	[7]	01/01/2037	788,513
					42,986,877

Massachusetts—1.0%
6,905,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2041	7,472,660
1,600,702	MA Devel. Finance Agency (Linden Ponds)	1.009	[7]	11/15/2056	329,665
195,000	MA Devel. Finance Agency (Linden Ponds)[1]	4.680		11/15/2021	196,137
3,235,000	MA Devel. Finance Agency (Linden Ponds)[1,2]	4.680		11/15/2021	3,253,860
312,377	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046	312,452
444,906	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2018	446,890
2,057,748	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2039	2,128,843
6,062,305	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046	6,270,909
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200		11/01/2041	1,000,060
13,000,000	MA GO1	5.000		01/01/2040	14,980,030
9,820,000	MA H&EFA (Milford Regional Medical Center)[1]	5.000		07/15/2032	9,909,166
7,080,000	MA HFA, Series C8	5.350		12/01/2042	7,158,694
660,000	MA Port Authority (Delta Air Lines)[1]	5.000		01/01/2027	667,253
2,240,000	Saugus, MA GO1	4.000		03/01/2039	2,339,725
2,500,000	Saugus, MA GO1	4.000		03/01/2040	2,609,225
2,670,000	Saugus, MA GO1	4.000		03/01/2041	2,784,436
2,750,000	Saugus, MA GO1	4.000		03/01/2042	2,865,582
					64,725,587

Michigan—2.4%
1,600,000	American Montessori Academy, MI Public School Academy	7.000		12/01/2046	1,591,968
3,465,000	Arts & Technology Academy Pontiac, MI Public School Academy	6.000		11/01/2046	3,241,819
2,740,000	Charyl Stockwell Academy, MI Public School Academy[1]	5.500		10/01/2035	2,715,751
4,140,000	Charyl Stockwell Academy, MI Public School Academy[1]	5.750		10/01/2045	4,139,627

34 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$10,100,000	Detroit, MI City School District[8]	6.000%		05/01/2029	$11,955,421
803,643	Detroit, MI GO1	5.000		04/01/2020	800,284
906,750	Detroit, MI GO1	5.000		04/01/2021	889,005
350,300	Detroit, MI GO1	5.250		04/01/2020	348,570
155,000	Detroit, MI GO	5.250		04/01/2020	154,234
342,550	Detroit, MI GO	5.250		04/01/2021	338,511
206,150	Detroit, MI GO1	5.250		04/01/2022	201,444
15,500	Detroit, MI GO	5.250		04/01/2023	14,971
1,165,000	Detroit, MI Local Devel. Finance Authority[1]	6.700		05/01/2021	1,175,951
565,000	Detroit, MI Local Devel. Finance Authority[1]	6.850		05/01/2021	570,311
8,000,000	Great Lakes, MI Water Authority Supply System[1]	5.250		07/01/2033	9,314,560
200,000	MI Finance Authority (HFHS/HFMHCT/HFWH/ WAFMH Obligated Group)[1]	5.000		11/15/2041	220,650
1,215,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000		05/15/2034	1,352,101
685,000	MI Public Educational Facilities Authority (American Montessori)	6.500		12/01/2037	684,959
1,400,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,387,960
1,071,375	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	1,073,325
3,000,000	MI Strategic Fund Solid Waste (Genesee Power Station)[1]	7.500		01/01/2021	2,962,860
2,725,780,000	MI Tobacco Settlement Finance Authority	7.965	[7]	06/01/2058	85,289,656
1,400,000	Old Redford Academy, MI Public School Academy[1]	5.900		12/01/2030	1,398,656
3,500,000	Summit Academy North, MI Public School Academy[1]	5.000		11/01/2031	3,516,170
2,800,000	Summit Academy North, MI Public School Academy[1]	5.000		11/01/2035	2,736,524
13,635,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000		12/01/2029	13,664,997
					151,740,285

Minnesota—0.7%
1,000,000	Bethel, MN Senior Hsg. (Lodge at Lakes at Stillwater)[1]	5.000		06/01/2048	1,013,790
600,000	Bethel, MN Senior Hsg. (Lodge at Lakes at Stillwater)[1]	5.000		06/01/2053	604,794
1,625,000	Bethel, MN Senior Hsg. (Lodge at Lakes at Stillwater)[1]	5.250		06/01/2058	1,651,910
6,915,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)[1]	5.500		11/01/2035	6,936,506
3,115,000	Brooklyn Center, MN Multifamily Hsg. (Sanctuary Brooklyn Center)[1]	6.500		11/01/2035	2,891,468
6,370,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850		12/01/2029	6,369,554
1,075,000	Minneapolis, MN Charter School (Spero Academy)	6.250		07/01/2037	1,065,518

35 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$4,740,000	Minneapolis, MN Charter School (Spero Academy)	6.500%	07/01/2048	$4,678,143
715,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400	04/01/2028	714,993
5,340,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500	04/01/2042	5,327,558
500,000	Minneapolis, MN Student Hsg. (Riverton Community Hsg.)[1]	5.000	08/01/2053	507,905
515,000	Red Wing, MN Senior Hsg. (Benedictine Living Community of Northfield)	5.000	08/01/2053	515,335
1,475,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000	09/15/2037	1,475,501
1,524,036	St. Paul, MN Hsg. & Redevel. Authority (Episcopal Nursing Home)[1]	5.630	10/01/2033	1,524,782
2,259,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250	03/01/2029	2,184,317
1,075,000	St. Paul, MN Hsg. & Redevel. Authority (Great River School)	5.500	07/01/2052	1,105,444
2,305,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)[1]	5.500	09/01/2043	2,359,675
200,000	Wadena, MN Hsg. & Redevel. Authority (Humphrey Manor East)[1]	6.000	02/01/2019	199,142
				41,126,335

Mississippi—0.4%
1,875,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750	12/01/2024	1,952,344
13,015,000	Mississippi State University Educational Building[1]	4.000	08/01/2043	13,462,716
3,630,000	MS Business Finance Corp. (Cooperative Energy Mississippi Electric)[1]	4.700	05/01/2024	3,702,781
1,395,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.250	10/01/2027	1,432,526
1,755,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.375	10/01/2028	1,804,087
16,410,000	Stonebridge, MS Public Improvement District Special Assessment[5]	7.500	10/01/2042	1,312,800
				23,667,254

Missouri—0.8%
4,900,000	Branson, MO Commerce Park Community Improvement District[4]	5.750	06/01/2026	1,078,000
2,390,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	2,375,038
12,600,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	12,609,324
495,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	482,140
2,970,000	Branson, MO IDA (Branson Landing)	5.500	06/01/2029	2,887,018
570,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[4,6]	6.125	12/01/2036	370,500
785,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	673,342
3,100,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	2,299,518
880,000	Jennings, MO Tax Increment & Community Improvement (Northland Redevel. Area)	5.000	11/01/2023	782,936

36 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Missouri (Continued)
$1,000,000	Kansas City, MO IDA (Sales Tax)[1]	5.000%	04/01/2036	$1,033,360
740,000	Kansas City, MO IDA (Sales Tax)[1]	5.000	04/01/2046	753,150
1,129,000	Kansas City, MO IDA (West Paseo)[1]	6.750	07/01/2036	1,128,898
1,200,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.500	03/01/2021	768,000
750,000	Lees Summit, MO IDA (Kensington Farms)[4]	5.750	03/01/2029	480,000
2,800,000	Lees Summit, MO Tax (Summit Fair Community Improvement District)[1]	6.000	05/01/2042	2,809,800
3,020,000	MO Dardenne Town Square Transportation Devel. District[4]	5.000	05/01/2026	906,000
3,825,000	MO Dardenne Town Square Transportation Devel. District[4]	5.000	05/01/2036	1,147,500
205,000	MO Grindstone Plaza Transportation Devel. District	5.250	10/01/2021	202,524
400,000	MO Grindstone Plaza Transportation Devel. District	5.400	10/01/2026	382,416
115,000	MO Grindstone Plaza Transportation Devel. District	5.550	10/01/2036	103,215
2,000,000	Move Rolla, MO Transportation Devel. District[1]	4.625	06/01/2042	2,050,740
700,000	Northwoods, MO Transportation Devel. District	5.850	02/01/2031	651,847
2,750,000	Saint Charles County, MO IDA (Suemandy/Mid- Rivers Community Improvement District)[1]	5.000	10/01/2046	2,629,825
4,580,000	St. Louis, MO IDA (Railway Exchange Building Redevel.)[5,6]	8.000	04/27/2033	137,400
2,000,000	St. Louis, MO Land Clearance Redevel. Authority (14th & Market Community Improvement District)[1]	6.375	04/01/2043	1,965,580
4,000,000	St. Louis, MO Land Clearance Redevel. Authority (Scottrade Center)[1]	5.000	04/01/2038	4,407,200
2,442,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[4,6]	6.000	08/21/2026	683,760
2,032,491	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	1,358,273
1,660,000	St. Louis, MO Tax Increment (Printers Lofts)[4,6]	6.000	08/21/2026	448,200
3,043,000	St. Louis, MO Tax Increment (Security Building Redevel.)[4,6]	6.300	04/01/2027	1,217,200
1,510,000	St. Louis, MO Tax Increment (Washington East Condominiums)[4,6]	5.500	01/20/2028	362,400
2,321,000	St. Louis, MO Tax Increment (Washington East Condominiums)[6]	5.500	01/20/2028	1,160,500
1,108,000	St. Louis, MO Tax Increment Financing, Series A6	5.500	09/02/2028	498,600
1,865,000	Stone Canyon, MO Improvement District (Infrastructure)[5,6]	5.700	04/01/2022	456,925

37 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$975,000	Stone Canyon, MO Improvement District (Infrastructure)[5,6]	5.750%		04/01/2027	$238,875
					51,540,004

Montana—0.0%
5,935,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[4,6]	6.250	[3]	09/01/2031	771,550

Nebraska—0.6%
20,000,000	Douglas County, NE Hospital Authority (Methodist Health System)[8]	5.750		11/01/2048	20,142,494
3,000,000	NE Central Plains Gas Energy[1]	5.000		09/01/2042	3,569,880
10,000,000	Omaha, NE Public Power District[1]	5.000		02/01/2042	11,528,800
					35,241,174

Nevada—0.6%
27,500,000	Clark County, NV GO8	5.000		05/01/2048	31,535,969
975,000	Clark County, NV Improvement District[1]	5.000		02/01/2026	983,346
750,000	Clark County, NV Improvement District[1]	5.050		02/01/2031	755,535
275,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)	7.329	[7]	01/01/2019	265,375
90,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,2]	5.400		08/01/2020	90,768
315,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,2]	5.500		08/01/2025	316,468
30,000,000	Reno, NV Sales Tax	6.143	[7]	07/01/2058	3,349,500
					37,296,961

New Hampshire—0.1%
1,365,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875		10/01/2039	1,438,751
100,000	NH H&EFA (Hillside Village)	5.250		07/01/2027	101,719
1,725,000	NH H&EFA (Hillside Village)	6.125		07/01/2037	1,845,198
3,875,000	NH H&EFA (Hillside Village)	6.125		07/01/2052	4,113,700
865,000	NH H&EFA (Hillside Village)	6.250		07/01/2042	929,088
					8,428,456

New Jersey—1.9%
3,583,000	Newark, NJ GO1	5.000		07/15/2029	3,765,231
5,000,000	NJ EDA[1]	5.000		06/15/2041	5,389,300
75,000	NJ EDA (Continental Airlines)[1]	4.875		09/15/2019	76,379
3,750,000	NJ EDA (Continental Airlines)[1]	5.625		11/15/2030	4,247,625
2,055,000	NJ EDA (Friends of Teaneck Community Charter School)[1]	5.125		09/01/2052	1,979,664
1,865,000	NJ EDA (Hatikvah International Academy Charter School)	5.375		07/01/2047	1,913,378
565,000	NJ EDA (Leap Academy Charter School)[1]	6.000		10/01/2034	578,068
750,000	NJ EDA (Leap Academy Charter School)[1]	6.200		10/01/2044	762,960
500,000	NJ EDA (Leap Academy Charter School)[1]	6.300		10/01/2049	510,675

38 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$1,875,000	NJ EDA (North Star Academy Charter School of Newark)[1]	5.000%		07/15/2047	$2,013,412
1,000,000	NJ EDA (Paterson Charter School Science & Technology)[1]	6.100		07/01/2044	1,007,530
650,000	NJ EDA (Provident Group-Kean Properties)[1]	5.000		07/01/2047	699,881
5,000,000	NJ Educational Facilities Authority (College of St. Elizabeth)[1]	5.000		07/01/2046	5,042,050
5,515,000	NJ Educational Facilities Authority (Princeton University)[8]	4.000		07/01/2037	5,921,300
7,975,000	NJ Educational Facilities Authority (Princeton University)[8]	4.000		07/01/2038	8,543,056
4,000,000	NJ Educational Facilities Authority (Princeton University)[8]	4.000		07/01/2039	4,275,080
5,000,000	NJ Educational Facilities Authority (Princeton University)[8]	4.000		07/01/2040	5,339,838
40,600,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2046	43,597,904
18,650,000	NJ Tobacco Settlement Financing Corp.[1]	5.250		06/01/2046	20,931,455
3,300,000	NJ Transportation Trust Fund Authority[1]	5.000		06/15/2031	3,654,552
210,000	Weehawken Township, NJ GO1	6.000		08/01/2021	226,279
210,000	Weehawken Township, NJ GO1	6.000		08/01/2022	225,553
					120,701,170

New Mexico—0.2%
615,000	Boulders, NM Pubic Improvement District[1]	5.750		10/01/2044	615,658
3,500,000	Farmington, NM Pollution Control (Public Service Company of New Mexico)[1]	2.125	[10]	06/01/2040	3,430,910
355,000	Mariposa East, NM Public Improvement District	5.900	[3]	09/01/2032	353,683
560,000	Mariposa East, NM Public Improvement District	5.900		09/01/2032	534,688
75,000	Mariposa East, NM Public Improvement District[1]	5.900		09/01/2032	74,995
475,000	Mariposa East, NM Public Improvement District	12.874	[7]	03/01/2032	71,250
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,803,321
4,235,000	Saltillo, NM Improvement District[1]	7.625		10/01/2037	4,245,969
					11,130,474

New York—16.5%
14,945,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[10]	11/01/2046	15,928,531
14,910,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[10]	11/01/2046	15,891,227
9,950,000	Brookhaven, NY IDA (BK at Lake Grove)[1]	7.750	[10]	11/01/2046	10,175,069
17,700,000	Erie County, NY Tobacco Asset Securitization Corp.	5.630	[7]	06/01/2055	970,845
4,245,000	Essex County, NY IDA (Champlain Valley Milling Corp.)	6.250		06/01/2047	4,312,665
5,400,000	Guilderland, NY IDA (Promenade Albany Senior Living)	5.875		01/01/2052	5,356,692
13,500,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2037	15,421,590
7,500,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2039	8,537,400
1,470,000	Islip, NY IDA (Engel Burman at Sayville)[1]	7.750	[10]	11/01/2045	1,566,741
1,000,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[1]	6.000		06/01/2030	1,101,950

39 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$2,937,408	Nassau County, NY IDA (Amsterdam at Harborside)[5]	2.000%		01/01/2049	$499,359
911,543	Nassau County, NY IDA (Amsterdam at Harborside)[1]	5.500		07/01/2020	924,368
187,500	Nassau County, NY IDA (Amsterdam at Harborside)[1]	5.875		01/01/2023	194,593
922,500	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.500		01/01/2032	979,132
1,780,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2049	1,889,612
6,100,000	Nassau County, NY IDA (Amsterdam at Harborside)[1]	6.700		01/01/2049	6,479,237
10,000,000	New York St Dorm Auth St Personal Income Tax Revenue[8]	5.000		02/15/2037	11,372,753
234,000,000	NY Counties Tobacco Trust V	6.732	[7]	06/01/2060	7,857,720
37,380,000	NY Liberty Devel. Corp. (Bank of America Tower)[8]	5.125		01/15/2044	38,979,918
5,005,000	NY MTA[1]	5.250		11/15/2056	5,618,913
3,000,000	NY MTA (Green Bond)[1]	4.000		11/15/2038	3,098,100
9,300,000	NY MTA (Green Bond)[1]	5.000		11/15/2035	10,772,841
10,000,000	NY MTA (Green Bond)[1]	5.250		11/15/2057	11,582,900
10,000,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2046	10,337,300
33,190,000	NY MTA Hudson Rail Yards[1]	5.000		11/15/2056	35,904,942
485,000	NY MTA, Series D1	5.250		11/15/2027	565,534
560,000	NY MTA, Series D1	5.250		11/15/2028	652,988
900,000	NY MTA, Series D1	5.250		11/15/2029	1,049,445
900,000	NY MTA, Series D1	5.250		11/15/2030	1,049,445
900,000	NY MTA, Series D1	5.250		11/15/2031	1,049,445
900,000	NY MTA, Series D1	5.250		11/15/2032	1,049,445
900,000	NY MTA, Series D1	5.250		11/15/2033	1,049,445
12,250,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2042	14,027,598
6,895,000	NYC GO1	5.000		04/01/2035	8,019,023
11,975,000	NYC GO1	5.000		04/01/2039	13,807,894
11,355,000	NYC GO1	5.000		03/01/2041	13,060,067
9,050,000	NYC GO1	5.250		10/01/2031	10,847,059
7,450,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.650		10/01/2028	7,527,033
18,665,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	5.750		10/01/2036	18,857,996
8,670,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[1]	6.200		10/01/2022	8,863,254
27,945,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2038	32,159,106
10,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2038	11,438,200
20,740,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2040	23,831,297
15,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2048	17,144,250
5,000,000	NYC Transitional Finance Authority (Building Aid)[1]	4.000		07/15/2037	5,217,050
7,700,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250		07/15/2035	9,203,040
20,000,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250		07/15/2036	23,828,000
7,700,000	NYC Transitional Finance Authority (Building Aid)[1]	5.250		07/15/2036	9,173,780
15,000,000	NYC Transitional Finance Authority (Future Tax)[8]	4.000		08/01/2041	15,582,638

40 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$5,000,000	NYC Transitional Finance Authority (Future Tax)[1]	4.000%	08/01/2042	$5,172,000
1,360,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2032	1,574,839
7,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2035	8,020,600
10,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2037	11,298,100
17,500,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2037	20,078,450
2,450,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2039	2,783,641
10,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2039	11,431,200
19,970,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2040	22,549,725
29,000,000	NYC Transitional Finance Authority (Future Tax)[1,2]	5.000	08/01/2040	33,427,430
9,545,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2040	10,903,063
75,000,000	NYC Transitional Finance Authority (Future Tax)[8]	5.000	05/01/2042	85,287,000
6,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2042	6,822,960
20,085,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	02/01/2043	22,756,104
7,640,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	08/01/2045	8,694,931
5,000,000	NYS DA (Memorial Sloan-Kettering Cancer Center)[1]	5.000	07/01/2042	5,697,200
25,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2037	28,969,000
13,270,000	NYS DA (Sales Tax)[1]	5.000	03/15/2039	15,328,973
15,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2040	17,313,900
31,720,000	NYS DA (Sales Tax)	5.000	03/15/2041	36,584,579
14,000,000	NYS DA (Sales Tax)[1]	5.000	03/15/2043	15,963,920
17,900,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	18,733,961
10,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2032	11,542,100
6,500,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2043	7,342,855
6,705,000	NYS DA (State University of New York)[1]	5.000	07/01/2048	7,536,554
21,750,000	NYS Liberty Devel. Corp. (4 World Trade Center)[1]	5.750	11/15/2051	24,227,978
2,500,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2034	2,716,775
5,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.000	07/01/2041	5,369,750
7,000,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[1]	5.250	01/01/2050	7,590,660
13,000,000	NYS Transportation Devel. Corp. (American Airlines/JFK International Airport)[1]	5.000	08/01/2026	13,713,180
2,525,000	NYS Transportation Devel. Corp. (LaGuardia Airport Terminal B)[1]	4.000	07/01/2031	2,587,772
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	208,762
1,210,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	1,265,829
11,050,000	Port Authority NY/NJ, 200th Series[8]	5.000	04/15/2057	12,460,443
13,000,000	Port Authority NY/NJ, 205th Series[8]	5.000	05/15/2057	14,754,610
2,000,000	Port Authority NY/NJ, 206th Series[1]	5.000	11/15/2042	2,249,500
9,725,000	Port Authority NY/NJ, 206th Series[1]	5.000	11/15/2047	10,897,057
10,000,000	Port Authority NY/NJ, 206th Series[8]	5.000	11/15/2047	11,205,225
12,915,000	Port Authority NY/NJ, 207th Series[1]	5.000	09/15/2025	14,890,091
8,385,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.000	06/01/2048	8,390,115

41 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$1,140,000	Yonkers, NY IDA (St. Joseph’s Hospital), Series 98-C	6.200%		03/01/2020	$1,140,080
					1,024,288,342

North Carolina—0.3%
15,000,000	NC Capital Facilities Finance Agency (Duke University)[1]	5.000		10/01/2055	16,858,650
1,650,000	NC Medical Care Commission (Whitestone)[1]	7.750		03/01/2031	1,891,016
					18,749,666

Ohio—7.7%
9,950,000	Allen County, OH Hospital Facilities (Catholic Healthcare)[8]	5.000		06/01/2038	10,528,676
9,225,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125		06/01/2024	9,213,469
17,325,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375		06/01/2024	17,325,346
5,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	5,012,550
43,385,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875		06/01/2030	43,601,925
69,490,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2047	70,088,309
12,937,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000		06/01/2042	12,937,129
62,055,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250	[3]	06/01/2037	65,000,130
66,170,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.500		06/01/2047	68,154,438
733,800,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.508	[7]	06/01/2052	33,343,872
5,645,000	Butler County, OH Port Authority (Maple Knoll Communities)[1]	7.000		07/01/2043	6,258,047
1,000,000	Butler County, OH Port Authority (Storypoint/ SL2016/SLW/SLC/SLFW/SLF Obligated Group)	6.250		01/15/2034	1,052,890
1,000,000	Butler County, OH Port Authority (Storypoint/ SL2016/SLW/SLC/SLFW/SLF Obligated Group)	6.375		01/15/2043	1,051,590
2,250,000	Butler County, OH Port Authority (Storypoint/ SL2016/SLW/SLC/SLFW/SLF Obligated Group)	6.500		01/15/2052	2,370,870
815,000	Cleveland-Cuyahoga County, OH Port Authority (Playhouse Square Foundation)[1]	5.250		12/01/2038	893,240
735,000	Cleveland-Cuyahoga County, OH Port Authority (Playhouse Square Foundation)[1]	5.500		12/01/2043	816,975
2,900,000	Cleveland-Cuyahoga County, OH Port Authority (Playhouse Square Foundation)[1]	5.500		12/01/2053	3,197,830
205,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	207,308
14,550,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500		02/15/2052	15,883,944

42 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$4,900,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500%		02/15/2057	$5,330,906
30,900,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	35,238,978
1,450,000	Hancock County, OH Hospital (BVRHC/BVHF Obligated Group)[1]	6.250		12/01/2034	1,624,682
105,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750		08/15/2038	105,165
20,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	5.750		08/15/2038	20,066
375,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000		11/15/2025	375,026
10,000,000	Montgomery County, OH (Miami Valley Hospital)[8]	5.750		11/15/2023	10,823,100
1,100,000	Norwood, OH Special Obligation (Central Parke)[1]	6.000		12/01/2046	1,122,550
700,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[5]	5.625		06/01/2018	675,500
2,000,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[5]	3.100	[10]	03/01/2023	1,110,000
7,750,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[5]	3.750	[10]	12/01/2023	4,301,250
10,795,000	OH Air Quality Devel. Authority (FirstEnergy Generation)[5]	4.250	[10]	08/01/2029	10,417,175
5,400,000	OH HFA (Sanctuary at Springboro)	5.450		01/01/2038	5,380,506
18,700,000	OH Higher Educational Facility Commission (Hiram College)[1]	6.000		10/01/2041	19,380,119
1,500,000	OH Water Devel. Authority (FirstEnergy Generation)[5]	3.000		05/15/2019	832,500
1,330,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300		02/15/2024	1,324,441
2,500,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400		02/15/2034	2,478,100
4,100,000	Southeastern OH Port Authority Hospital Facility (Memorial Health System)[1]	5.750		12/01/2032	4,417,914
1,225,000	Toledo-Lucas County, OH Port Authority (Storypoint/SL2016/SLW/SLC Obligated Group)	6.125		01/15/2034	1,279,525
1,700,000	Toledo-Lucas County, OH Port Authority (Storypoint/SL2016/SLW/SLC Obligated Group)	6.375		01/15/2051	1,778,387
1,482,499	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400		11/01/2036	1,454,984
3,415,000	Warren County, OH Port Authority (Corridor 75 Park)[1]	7.500		12/01/2034	3,484,051
					479,893,463

Oklahoma—0.4%
5,000,000	Atoka County, OK Healthcare Authority (Atoka Memorial Hospital)	6.625		10/01/2037	4,000,000
4,635,000	Grady County, OK Criminal Justice Authority[1]	7.000		11/01/2041	4,726,958
14,000,000	OK Devel. Finance Authority (OU Medicine)[1]	5.500		08/15/2057	15,945,300

43 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Oklahoma (Continued)
$100,000	OK Ordnance Works Authority Sewer & Solid Waste Disposal Facilities (Ralston Purina Group)[1]	6.500%		09/01/2026	$100,328
					24,772,586

Oregon—0.1%
700,000	OR Facilities Authority (Concordia University)[1]	6.125		09/01/2030	751,282
2,625,000	OR Facilities Authority (Personalized Learning- Redmond Proficiency Academy)[1]	5.250		06/15/2051	2,584,444
1,740,000	OR Facilities Authority (Personalized Learning- Redmond Proficiency Academy)[1]	5.750		06/15/2046	1,789,503
					5,125,229

Pennsylvania—3.6%
1,000,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000		05/01/2033	1,104,650
3,000,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000		05/01/2042	3,262,740
22,300,000	Beaver County, PA IDA (FirstEnergy Generation)[5]	4.500	[10]	06/01/2028	21,519,500
2,700,000	Chester County, PA H&EFA (Immaculata University)[1]	7.000		11/01/2041	3,341,844
5,180,000	Chester County, PA IDA (Hickman Friends Senior Community of West Chester)	5.500		01/01/2052	5,086,449
2,750,000	Crawford County, PA Hospital Authority (MMedC/ COHS/MMedCF/MPS/HCCO/TAHC/TAH/TAHCF/ TAHS/CVHC/HCrawC/FCIM Obligated Group)	6.000		06/01/2046	2,953,802
3,215,000	Crawford County, PA Hospital Authority (MMedC/ COHS/MMedCF/MPS/HCCO/TAHC/TAH/TAHCF/ TAHS/CVHC/HCrawC/FCIM Obligated Group)	6.000		06/01/2051	3,442,461
5,180,000	Lancaster, PA GO1,2	4.000		11/01/2039	5,328,459
4,395,000	Lancaster, PA GO1,2	4.000		11/01/2040	4,498,370
5,655,000	Lancaster, PA GO1,2	4.000		11/01/2041	5,783,199
7,425,000	Lancaster, PA GO1,2	4.000		11/01/2042	7,587,013
4,775,000	Lancaster, PA GO1,2	4.000		11/01/2043	4,875,132
355,000	Luzerne County, PA IDA[1]	7.500		12/15/2019	368,859
500,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	540,830
1,010,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.000		12/01/2032	1,009,929
1,705,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.250		12/01/2037	1,711,104
500,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.300		12/01/2038	490,810
3,140,000	Montgomery County, PA HEHA (Pennsylvania LTC)[1]	5.375		12/01/2047	3,114,535
8,238,655	Northampton County, PA IDA (Northampton Generating)[4,6,9]	5.000		12/31/2023	2,471,596
1,499,147	Northampton County, PA IDA (Northampton Generating)[4,6,9]	5.000		12/31/2023	449,744
3,750,000	PA Commonwealth Financing Authority[1]	5.000		06/01/2034	4,207,650
15,000,000	PA EDFA (FirstEnergy Generation)[5]	4.500	[10]	06/01/2028	14,475,000
1,210,000	PA EDFA (UPMC/M-WHOUPMC/UPMC-P/UPMC-PS/UPMC-SM Obligated Group)[1]	4.000		03/15/2036	1,236,076

44 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$11,500,000	PA Geisinger Authority Health System, Series A8	5.250%		06/01/2039	$11,841,550
2,150,000	PA GO1	4.000		09/15/2031	2,267,347
2,980,000	PA GO1	4.000		09/15/2032	3,131,771
12,500,000	PA GO1	4.000		03/01/2035	12,942,875
5,000,000	PA GO1	5.000		03/01/2032	5,724,100
4,000,000	PA HEFA (Shippensburg University)[1]	6.250		10/01/2043	4,362,080
1,370,000	PA HEFA (Ursinus College)[1]	5.000		01/01/2027	1,451,392
15,819,000	PA HFA Multifamily Hsg. (Country Commons Apartments)	3.600		08/01/2035	15,844,627
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2030	3,188,370
20,000,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2032	22,427,000
1,500,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[1]	6.125		03/15/2043	1,095,645
725,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500		06/15/2022	756,008
2,000,000	Philadelphia, PA Authority for Industrial Devel. (Green Woods Charter School)[1]	5.500		06/15/2032	2,073,060
8,075,000	Philadelphia, PA Authority for Industrial Devel. (Temple University)[1]	5.000		04/01/2033	9,126,850
8,430,000	Philadelphia, PA Authority for Industrial Devel. (University of the Arts)[1]	5.000		03/15/2045	8,571,203
2,390,000	Philadelphia, PA Gas Works[1]	5.000		10/01/2033	2,696,828
3,350,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2036	3,637,531
5,250,000	Philadelphia, PA H&HEFA (Temple University Health System)[1]	5.625		07/01/2042	5,674,515
785,000	Reading, PA School District[1]	5.000		03/01/2035	882,748
720,000	Reading, PA School District[1]	5.000		03/01/2036	807,372
5,580,000	York, PA GO1	7.250		11/15/2041	6,419,790
					223,782,414

Rhode Island—0.1%
44,240,000	Central Falls, RI Detention Facility[4]	7.250		07/15/2035	7,963,200

South Carolina—1.1%
6,417,000	Hardeeville, SC Assessment Revenue (Anderson Tract Municipal Improvement District)	7.750		11/01/2039	6,435,032
12,555,000	Lancaster County, SC School District[8]	4.000		03/01/2036	13,101,768
13,172,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[6]	6.200		11/01/2036	11,868,631
7,050,507	SC Connector 2000 Assoc. Toll Road, Series B	2.879	[7]	01/01/2020	6,393,470
189,461	SC Connector 2000 Assoc. Toll Road, Series B	6.295	[7]	01/01/2026	113,110
7,995,545	SC Connector 2000 Assoc. Toll Road, Series B	6.619	[7]	01/01/2024	4,830,028
11,170,000	SC Public Service Authority[1]	5.000		12/01/2050	11,893,034
5,070,000	SC Public Service Authority (Santee Cooper)[1]	5.000		12/01/2029	5,359,193

45 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
South Carolina (Continued)
$6,465,000	SC Public Service Authority (Santee Cooper)[1]	5.500%		12/01/2033	$7,168,069
					67,162,335

Tennessee—0.5%
1,000,000	Bristol, TN Industrial Devel. Board	5.022	[7]	12/01/2022	823,670
9,000,000	Shelby County, TN HE&HFB (Trezevant Manor)	5.500		09/01/2047	8,610,120
6,350,000	Shelby County, TN HE&HFB (Trezevant Manor)[5]	8.000		09/01/2044	6,329,934
15,000,000	TN Energy Acquisition Gas Corp.[1]	4.000	[10]	05/01/2048	15,931,650
					31,695,374

Texas—11.7%
890,000	Argyle, TX Special Assessment (Highlands Argyle Public Improvement District No. 1)	5.000		09/01/2037	886,716
1,475,000	Argyle, TX Special Assessment (Highlands Argyle Public Improvement District No. 1)	5.250		09/01/2047	1,470,560
1,325,000	Arlington, TX Higher Education Finance Corp. (Leadership Prep School)[1]	5.000		06/15/2046	1,336,898
785,000	Arlington, TX Higher Education Finance Corp. (UMEP)[1]	5.000		08/15/2053	758,208
700,000	Aubrey, TX Special Assessment (Jackson Ridge Public Improvement District No. 1)[1]	7.250		09/01/2045	718,361
250,000	Beaumont, TX Multifamily HDC (Madison on the Lake Apartments)[1]	7.750		12/01/2028	235,410
41,315,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,6,11]	5.000		03/01/2041	—
13,500,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,6,11]	5.400		05/01/2029	—
2,345,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,6,11]	6.300		07/01/2032	—
11,420,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,6,11]	6.750		10/01/2038	—
10,000,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,6,11]	7.700		03/01/2032	—
26,120,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5,6,11]	7.700		04/01/2033	—
1,925,000	Brushy Creek, TX Regional Utility Authority[1]	4.000		08/01/2030	2,078,018
2,000,000	Brushy Creek, TX Regional Utility Authority[1]	4.000		08/01/2031	2,144,200
2,000,000	Brushy Creek, TX Regional Utility Authority[1]	4.000		08/01/2032	2,129,540
1,755,000	Brushy Creek, TX Regional Utility Authority[1]	4.000		08/01/2033	1,862,283
15,135,000	Cambridge, TX Student Hsg. (Cambridge Student Hsg. Devel.)[5]	7.000		11/01/2039	11,719,333
675,000	Celina, TX Special Assessment[1]	5.375		09/01/2028	678,091
400,000	Celina, TX Special Assessment[1]	5.500		09/01/2032	400,504
1,100,000	Celina, TX Special Assessment[1]	5.875		09/01/2040	1,104,477
1,895,000	Celina, TX Special Assessment[1]	6.250		09/01/2045	1,958,615
4,020,000	Celina, TX Special Assessment	7.500		09/01/2045	4,357,157
1,000,000	Celina, TX Special Assessment (Sutton Fields II)	7.250		09/01/2045	996,390
750,000	Clifton, TX Higher Education Finance Corp. (Idea Public Schools)[1]	5.750		08/15/2041	831,975

46 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$1,250,000	Crane, TX Independent School District[1]	5.000%		02/15/2030	$1,253,775
34,970,000	Denton, TX Independent School District[8]	5.000		08/15/2045	39,182,029
1,400,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.125		09/01/2028	1,422,120
1,500,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.500		09/01/2036	1,524,210
2,000,000	Flower Mound, TX Special Assessment (River Walk Public Improvement District No. 1)[1]	6.750		09/01/2043	2,027,140
2,100,000	Galveston, TX Special Assessment[2]	5.625		09/01/2028	1,787,352
3,700,000	Galveston, TX Special Assessment	6.000		09/01/2038	3,125,760
3,500,000	Galveston, TX Special Assessment	6.125		09/01/2044	2,951,375
15,000,000	Grand Parkway, TX Transportation Corp.[1]	5.000		10/01/2043	17,174,850
32,525,000	Grand Parkway, TX Transportation Corp.[1]	5.000		10/01/2048	37,095,738
10,000,000	Grand Parkway, TX Transportation Corp.[8]	5.000		04/01/2053	10,937,000
11,238,709	Gulf Coast, TX IDA (Microgy Holdings)[5,6]	7.000		12/01/2036	112
20,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000		04/01/2028	20,199
3,225,000	Harris County, TX Cultural Education Facilities Finance Corp. (Space Center Houston)[1]	7.000		08/15/2028	3,407,342
6,170,000	Harris County-Houston, TX Sports Authority	4.066	[7]	11/15/2034	3,119,058
8,250,000	Houston, TX Airport System (United Airlines)[1]	5.000		07/15/2028	9,230,843
11,605,000	Houston, TX Airport System (United Airlines)[1]	5.000		07/15/2030	12,603,726
435,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500		05/15/2031	489,162
380,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500		05/15/2031	427,314
500,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000		08/15/2036	514,820
750,000	Houston, TX Higher Education Finance Corp. (Ninos)[1]	6.000		08/15/2041	770,025
43,605,000	Lamar, TX Consolidated Independent School District[1]	5.000		02/15/2043	49,496,472
425,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[1]	5.375		09/01/2028	425,213
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[1]	5.750		09/01/2038	599,964
600,000	Leander, TX Special Assesment (Oak Creek Public Improvement District)[1]	5.875		09/01/2044	600,072
450,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.375		09/15/2035	452,268
400,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)[1]	5.500		09/15/2040	401,032
11,845,000	Mesquite, TX Independent School District[1,2]	5.000		08/15/2043	13,546,416
8,750,000	Mission, TX EDC (Carbonlite Recycling)	6.500		12/01/2033	8,615,775
24,970,000	Mission, TX EDC (Natgasoline)[1]	5.750		10/01/2031	25,800,253
13,000,000	Mission, TX EDC (Natgasoline)[1]	5.750		10/01/2031	13,432,250
10,000,000	Navasota, TX Independent School District[1]	5.000		02/15/2048	11,103,700

47 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$3,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	4.000%	08/15/2033	$3,122,400
2,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	4.000	08/15/2034	2,073,740
3,280,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	4.000	08/15/2035	3,390,634
4,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (CHSTX/CMCD/CMCtrF Obligated Group)[1]	5.000	08/15/2047	4,474,480
700,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)[1]	5.500	08/15/2046	712,292
1,200,000	New Hope, TX Cultural Educational Facilities Finance Corp. (East Grand Preparatory Academy)[1]	5.500	08/15/2051	1,217,688
2,085,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Jubilee Academic Center)[1]	5.125	08/15/2047	2,103,306
1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Legacy Preparatory Charter Academy)	6.000	08/15/2037	1,046,510
11,435,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Legacy Preparatory Charter Academy)	6.000	08/15/2047	11,854,550
500,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)[1]	5.000	07/01/2038	549,355
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)[1]	5.000	07/01/2048	1,907,465
2,400,000	New Hope, TX Cultural Educational Facilities Finance Corp. (Women’s University-COHF- Collegiate Hsg. Denton)[1]	5.000	07/01/2058	2,585,856
350,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2031	387,793
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2046	1,898,540
1,750,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (Cardinal Bay-Village on the Park Carriage Inn)[1]	5.000	07/01/2051	1,892,310
400,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living- Langford Project)	5.375	11/15/2036	406,516
650,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living- Langford Project)	5.500	11/15/2046	661,622

48 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Texas (Continued)
$1,000,000	New Hope, TX Cultural Educational Facilities Finance Corp. Senior Living (MRC Senior Living-Langford Project)	5.500%		11/15/2052	$1,014,520
1,080,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. Corpus Christi II)[1]	5.000		04/01/2048	1,103,371
2,315,000	New Hope, TX Cultural Educational Facilities Finance Corp. Student Hsg. (A&M University-Collegiate Hsg. San Antonio)[1]	5.000		04/01/2048	2,384,658
1,300,000	New Hope, TX Educational Facilities Finance Corp. Retirement Facility (Wesleyan Homes)	5.500		01/01/2049	1,382,836
785,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	5.875		04/01/2036	873,470
1,950,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[1]	6.000		04/01/2045	2,168,634
1,600,000	North Central TX HFC (Village Kaufman Apartments)[1]	6.150	[10]	01/01/2043	1,637,504
38,000,000	North Central TX HFDC (Children’s Medical Center)[8]	5.750		08/15/2039	39,583,555
655,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)[1]	5.000		08/15/2036	667,805
1,000,000	Pottsboro, TX Higher Education Finance Corp. (Imagine International Academy of North Texas)[1]	5.000		08/15/2046	1,001,290
12,875,000	Prosper, TX Independent School District	5.000		02/15/2044	14,800,843
22,450,000	Prosper, TX Independent School District[1]	5.000		02/15/2048	25,728,374
2,000,000	Red River, TX Educational Finance Corp. (Houston Baptist University)[1]	5.500		10/01/2046	2,220,320
3,000,000	Red River, TX Health Facilities Devel. Corp. (Happy Harbor Methodist Home)	8.000		11/15/2049	3,474,750
10,000,000	Rockwall, TX Independent School District[1]	5.000		02/15/2046	11,122,500
455,000	Rowlett, TX Special Assessment (Bayside Public Improvement District)	6.000		09/15/2046	439,985
1,995,000	Sabine Neches, TX HFC (Fox Run Apartments)[1]	6.150		01/01/2043	2,029,294
4,100,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[5,6,11]	6.150		08/01/2022	—
1,800,000	Sabine River Authority, TX Pollution Control (TXU Electric Company)[5,6,11]	6.450		06/01/2021	—
3,125,000	San Antonio, TX GO COP[1]	4.000		08/01/2032	3,359,594
26,820,000	Sanger, TX Industrial Devel. Corp. (Texas Pellets)[5,6]	7.500		07/01/2038	6,436,800
7,935,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[8]	5.750		11/15/2024	8,043,659
32,600,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[8]	6.250		11/15/2029	33,004,892
3,810,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community)	5.750		11/15/2037	3,406,407

49 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$3,500,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	6.750%	11/15/2047	$3,899,280
2,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Buckner Senior Living Ventana)	6.750	11/15/2052	2,220,680
13,500,000	Tarrant County, TX Health Facilities Devel. Corp. (Cook Childrens Medical Center)[8]	5.000	12/01/2033	14,112,630
27,525,000	Travis County, TX HFDC (Longhorn Village)[1]	7.125	01/01/2046	30,936,724
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2031	1,174,770
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2032	1,170,440
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2033	1,166,120
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2034	1,161,820
2,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2035	2,316,780
1,000,000	Trinity River Authority, TX Central Regional Wastewater System[1]	5.000	08/01/2037	1,152,420
2,495,000	Trinity River Authority, TX Pollution Control (TXU Electric Company)[5,6,11]	6.250	05/01/2028	—
34,600,000	TX Angelina & Neches River Authority (Aspen Power)[5,6]	6.500	11/01/2029	346
57,760,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	67,241,304
400,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250	09/01/2036	400,272
410,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.750	07/01/2021	410,492
200,000	TX Student Hsg. Corp. (University of North Texas)[1]	6.850	07/01/2031	196,376
2,760,000	TX Water Devel. Board[1]	4.000	10/15/2032	2,955,187
5,000,000	TX Water Devel. Board[1]	4.000	10/15/2033	5,312,400
50,000,000	TX Water Devel. Board[1]	5.000	10/15/2043	57,769,500
2,057,000	Vintage Township, TX Public Facilities Corp.[1]	7.375	10/01/2038	2,057,987
6,375,000	Waxahachie, TX Special Assessment	6.000	08/15/2045	6,341,021
2,920,000	Wise County, TX (Parket County Junior College District)[1]	7.500	08/15/2025	3,223,476
4,615,000	Wise County, TX (Parket County Junior College District)[1]	7.750	08/15/2028	5,091,176
				725,685,420

Utah—0.4%
195,000	Hideout, UT Local District No. 1 Special Assessment[2]	7.750	08/01/2024	211,468
610,000	Hideout, UT Local District No. 1 Special Assessment	8.250	08/01/2034	642,727
495,000	UT Charter School Finance Authority (Endeavor Hall)	5.500	07/15/2022	498,297
1,750,000	UT Charter School Finance Authority (Endeavor Hall)	6.000	07/15/2032	1,773,223

50 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Utah (Continued)
$3,870,000	UT Charter School Finance Authority (Endeavor Hall)	6.250%		07/15/2042	$3,910,209
4,810,000	UT Charter School Finance Authority (Freedom Academy Foundation)	5.250		06/15/2037	4,884,651
6,015,000	UT Charter School Finance Authority (Freedom Academy Foundation)	5.375		06/15/2048	6,101,375
750,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.300		07/15/2032	812,475
1,640,000	UT Charter School Finance Authority (Vista Entrada School of Performing Arts & Technology)[1]	6.550		07/15/2042	1,775,874
800,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625		07/15/2037	800,240
415,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)[1]	5.000		02/15/2036	425,462
855,000	Utah County, UT Charter School (Ronald Wilson Reagan Academy)[1]	5.000		02/15/2046	868,389
					22,704,390

Vermont—0.1%
1,650,000	VT EDA (Casella Waste Systems)[1]	4.625	[10]	04/01/2036	1,650,544
5,990,000	VT Educational & Health Buildings Financing Agency (UVHN/CVMCtr/UVMedC/ CVPHMC/ECHosp Obligated Group)[1]	5.000		12/01/2046	6,574,684
					8,225,228

Virginia—0.4%
1,608,000	Celebrate, VA North CDA Special Assessment[4,6]	6.750		03/01/2034	964,800
4,562,000	Celebrate, VA South CDA Special Assessment[5,6]	6.250		03/01/2037	1,596,700
8,000,000	Chesapeake Bay, VA Bridge & Tunnel District[1]	5.000		07/01/2046	8,898,960
2,876,000	Lewistown, VA Commerce Center Community Devel. Authority[1]	6.050		03/01/2044	2,790,554
1,258,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050		03/01/2044	1,220,625
1,965,000	Lewistown, VA Commerce Center Community Devel. Authority[4]	6.050		03/01/2054	358,612
2,900,000	New Port, VA CDA[5,6]	5.600		09/01/2036	1,319,500
2,160,000	Richmond, VA Redevel. & Hsg. Authority (American Tobacco Apartments)[1]	5.550		01/01/2037	2,204,280
4,000,000	VA College Building Authority Educational Facilities (21st Century College and Equipment)[1]	5.000		02/01/2032	4,725,760
1,690,000	VA Small Business Financing Authority (Covanta Holding Corp.)[1]	5.000	[10]	01/01/2048	1,718,612
1,515,000	VA Tobacco Settlement Financing Corp.[1]	5.000		06/01/2047	1,514,970
2,404,674	West Point, VA IDA Solid Waste (Chesapeake Corp.)[5,6]	6.375		03/01/2019	48
					27,313,421

Washington—2.1%
750,000	Greater Wenatchee, WA Regional Events Center[1]	5.000		09/01/2027	769,995

51 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Washington (Continued)
$200,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600%		03/01/2028	$200,014
50,000	Kitsap County, WA Consolidated Hsg. Authority (Heritage Apartments)[1]	6.100		10/01/2031	50,037
10,000,000	Port of Seattle, WA Revenue[1]	5.000		05/01/2043	11,169,300
2,909,358	Tacoma, WA Consolidated Local Improvements District No. 65	5.750		04/01/2043	2,916,224
1,500,000	Tes Properties, WA8	5.500		12/01/2029	1,548,428
12,000,000	Tes Properties, WA8	5.625		12/01/2038	12,393,270
21,710,000	WA EDFA (Columbia Pulp I)	7.500		01/01/2032	24,934,804
2,425,000	WA GO1	5.000		02/01/2030	2,843,967
14,430,000	WA GO1	5.000		02/01/2037	16,683,533
8,000,000	WA GO1	5.000		02/01/2040	9,213,760
18,075,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[8]	6.375		10/01/2036	18,240,884
17,410,000	WA Health Care Facilities Authority (Peacehealth)[8]	5.000		11/01/2028	18,019,176
1,000,000	WA Hsg. Finance Commission (Heron’s Key)	7.000		07/01/2045	1,086,440
1,700,000	WA Hsg. Finance Commission (Heron’s Key)	7.000		07/01/2050	1,841,865
500,000	WA Kalispel Tribe Indians Priority District[1]	5.000		01/01/2032	509,000
2,250,000	WA Kalispel Tribe Indians Priority District[1]	5.000		01/01/2032	2,290,500
1,000,000	WA Kalispel Tribe Indians Priority District[1]	5.250		01/01/2038	1,025,340
3,000,000	WA Kalispel Tribe Indians Priority District[1]	5.250		01/01/2038	3,076,020
					128,812,557

West Virginia—0.4%
3,000,000	Brooke County, WV (Bethany College)[1]	6.500		10/01/2031	3,007,620
4,500,000	Brooke County, WV (Bethany College)[1]	6.750		10/01/2037	4,510,260
27,145,000	Harrison County, WV Tax Increment (Charles Pointe)[4]	7.000		06/01/2035	13,572,500
3,435,000	Monongalia County, WV Special District Excise Tax (University Town Center)	5.750		06/01/2043	3,584,422
					24,674,802

Wisconsin—2.6%
3,000,000	WI H&EFA (AE Nursing Centers)	7.250		06/01/2038	2,853,450
750,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2035	809,543
2,015,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2039	2,174,971
6,335,000	WI H&EFA (Wellington Homes)	6.750		09/01/2037	6,342,792
53,000,000	WI Public Finance Authority (American Dream at Meadowlands Project)	6.750		08/01/2031	58,677,890
22,500,000	WI Public Finance Authority (American Dream at Meadowlands Project)	7.000		12/01/2050	25,857,000
2,075,000	WI Public Finance Authority (Bancroft Neurohealth/Bancroft Rehabilitation Services Obligated Group)[1]	5.125		06/01/2048	2,125,256
1,821,047	WI Public Finance Authority (Conference Center & Hotel)	5.360	[7]	01/01/2067	55,287

52 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$151,210	WI Public Finance Authority (Conference Center & Hotel)	5.449%[7]		01/01/2066	$4,595
7,336,930	WI Public Finance Authority (Conference Center & Hotel)[9]	5.500		07/01/2056	7,313,305
140,331	WI Public Finance Authority (Conference Center & Hotel)	5.542	[7]	01/01/2065	4,267
142,507	WI Public Finance Authority (Conference Center & Hotel)	5.638	[7]	01/01/2064	4,338
145,770	WI Public Finance Authority (Conference Center & Hotel)	5.738	[7]	01/01/2063	4,442
149,034	WI Public Finance Authority (Conference Center & Hotel)	5.841	[7]	01/01/2062	4,546
153,385	WI Public Finance Authority (Conference Center & Hotel)	5.948	[7]	01/01/2061	4,683
155,561	WI Public Finance Authority (Conference Center & Hotel)	6.059	[7]	01/01/2060	4,754
158,824	WI Public Finance Authority (Conference Center & Hotel)	6.175	[7]	01/01/2059	4,858
163,176	WI Public Finance Authority (Conference Center & Hotel)	6.294	[7]	01/01/2058	4,996
167,527	WI Public Finance Authority (Conference Center & Hotel)	6.418	[7]	01/01/2057	5,136
151,210	WI Public Finance Authority (Conference Center & Hotel)	6.548	[7]	01/01/2056	4,641
154,473	WI Public Finance Authority (Conference Center & Hotel)	6.682	[7]	01/01/2055	4,747
157,737	WI Public Finance Authority (Conference Center & Hotel)	6.823	[7]	01/01/2054	4,854
163,176	WI Public Finance Authority (Conference Center & Hotel)	6.969	[7]	01/01/2053	5,027
165,352	WI Public Finance Authority (Conference Center & Hotel)	7.122	[7]	01/01/2052	5,101
127,277	WI Public Finance Authority (Conference Center & Hotel)	7.282	[7]	01/01/2051	3,933
129,453	WI Public Finance Authority (Conference Center & Hotel)	7.449	[7]	01/01/2050	4,005
133,804	WI Public Finance Authority (Conference Center & Hotel)	7.624	[7]	01/01/2049	4,147
135,980	WI Public Finance Authority (Conference Center & Hotel)	7.807	[7]	01/01/2048	4,222
155,561	WI Public Finance Authority (Conference Center & Hotel)	8.000	[7]	01/01/2047	4,838
865,000	WI Public Finance Authority (DHSEP/NMA/CAA/ HCA/HAA/HA/LV/MwA/WA/WHA Obligated Group)[1]	5.000		12/01/2052	856,532
5,200,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.000		12/01/2045	5,463,172

53 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
Wisconsin (Continued)
$3,800,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.150%		12/01/2050	$4,005,922
6,790,000	WI Public Finance Authority (FNC&M / FBA / FCP / FFC / FGC / FJeffC / FJC / FMN / FTS / FP1 / FP2 / FRB Obligated Group)[1]	5.350		12/01/2052	7,220,622
1,335,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.210	[7]	10/01/2042	674,482
6,657,500	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000		10/01/2042	6,680,402
2,000,000	WI Public Finance Authority (Las Ventanas Retirement Community)[6]	36.095	[7]	10/01/2042	41,200
660,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.000		07/01/2031	671,669
7,000,000	WI Public Finance Authority Charter School (Denver International Airport Great Hall)[1]	5.000		09/30/2049	7,655,760
2,500,000	WI Public Finance Authority Charter School (Envision Science Academy)	5.250		05/01/2046	2,384,025
1,175,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	5.750		07/15/2032	1,253,008
845,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[1]	6.000		07/15/2042	897,635
1,910,000	WI Public Finance Authority Educational Facility (Ask Academy)[1]	6.000		02/01/2045	1,880,128
5,875,000	WI Public Finance Authority Educational Facility (Horizon Academy West Charter School)[1]	6.000		09/01/2045	5,916,830
10,960,000	WI Public Financing Authority Multifamily Hsg. (Trinity-Eagle’s Point)[1]	5.250		01/01/2052	11,374,507
					163,277,518

U.S. Possessions—11.7%
26,420,000	Northern Mariana Islands Commonwealth, Series B	5.000		10/01/2033	24,735,725
10,000	Puerto Rico Aqueduct & Sewer Authority, AGC	5.000		07/01/2025	10,293
11,980,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	10,093,150
250,000	Puerto Rico Aqueduct & Sewer Authority	5.500		07/01/2028	210,625
25,035,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037	21,091,987
3,325,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	2,826,250
7,645,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	6,498,250
30,945,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	26,071,162
9,475,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	9,568,044
7,260,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	7,307,480
46,330,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	46,735,387
28,000,000	Puerto Rico Children’s Trust Fund (TASC)	6.749	[7]	05/15/2050	3,101,000
152,450,000	Puerto Rico Children’s Trust Fund (TASC)	9.352	[7]	05/15/2055	9,531,174
285,000	Puerto Rico Commonwealth GO, AGC[12]	3.483		07/01/2020	285,712
1,500,000	Puerto Rico Commonwealth GO5	5.000		07/01/2024	630,000
5,000,000	Puerto Rico Commonwealth GO5	5.000		07/01/2033	2,100,000
2,550,000	Puerto Rico Commonwealth GO5	5.000		07/01/2033	1,045,500

54 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$10,000	Puerto Rico Commonwealth GO, AGC[1]	5.000%	07/01/2034	$10,190
1,660,000	Puerto Rico Commonwealth GO5	5.000	07/01/2034	697,200
6,765,000	Puerto Rico Commonwealth GO5	5.000	07/01/2041	2,706,000
450,000	Puerto Rico Commonwealth GO5	5.125	07/01/2031	189,000
2,000,000	Puerto Rico Commonwealth GO5	5.125	07/01/2037	820,000
5,000	Puerto Rico Commonwealth GO, AGC	5.250	07/01/2024	5,369
1,920,000	Puerto Rico Commonwealth GO5	5.250	07/01/2026	806,400
2,165,000	Puerto Rico Commonwealth GO5	5.250	07/01/2037	909,300
40,000	Puerto Rico Commonwealth GO5	5.500	07/01/2018	16,700
14,695,000	Puerto Rico Commonwealth GO5	5.500	07/01/2026	6,024,950
3,255,000	Puerto Rico Commonwealth GO5	5.500	07/01/2026	1,334,550
340,000	Puerto Rico Commonwealth GO5	5.500	07/01/2027	139,400
62,180,000	Puerto Rico Commonwealth GO5	5.500	07/01/2039	25,493,800
11,540,000	Puerto Rico Commonwealth GO5	5.750	07/01/2036	4,731,400
1,345,000	Puerto Rico Commonwealth GO, AGC	5.750	07/01/2037	1,385,337
3,000,000	Puerto Rico Commonwealth GO5	5.750	07/01/2038	1,260,000
65,250,000	Puerto Rico Commonwealth GO5	5.750	07/01/2041	26,752,500
2,625,000	Puerto Rico Commonwealth GO5	6.000	07/01/2035	1,095,937
1,480,000	Puerto Rico Commonwealth GO5	6.000	07/01/2038	621,600
12,250,000	Puerto Rico Commonwealth GO5	6.000	07/01/2039	5,145,000
9,265,000	Puerto Rico Commonwealth GO5	6.000	07/01/2039	3,891,300
14,550,000	Puerto Rico Commonwealth GO5	6.500	07/01/2037	6,111,000
13,000,000	Puerto Rico Commonwealth GO5	6.500	07/01/2040	5,427,500
1,545,000	Puerto Rico Commonwealth GO5	8.000	07/01/2035	621,862
1,501,705	Puerto Rico Electric Power Authority[5]	10.000	07/01/2019	942,320
1,501,705	Puerto Rico Electric Power Authority[5]	10.000	07/01/2019	942,320
1,629,052	Puerto Rico Electric Power Authority[5]	10.000	01/01/2021	1,022,230
1,629,051	Puerto Rico Electric Power Authority[5]	10.000	07/01/2021	1,022,229
543,017	Puerto Rico Electric Power Authority[5]	10.000	01/01/2022	340,743
543,018	Puerto Rico Electric Power Authority[5]	10.000	07/01/2022	340,744
3,100,000	Puerto Rico Electric Power Authority, Series A5	5.000	07/01/2029	1,898,750
7,070,000	Puerto Rico Electric Power Authority, Series A5	5.000	07/01/2042	4,330,375
11,925,000	Puerto Rico Electric Power Authority, Series A5	5.050	07/01/2042	7,304,063
20,375,000	Puerto Rico Electric Power Authority, Series A5	6.750	07/01/2036	12,581,562
480,000	Puerto Rico Electric Power Authority, Series A5	7.000	07/01/2040	301,200
9,080,000	Puerto Rico Electric Power Authority, Series A5	7.000	07/01/2043	5,697,700
160,000	Puerto Rico Electric Power Authority, Series A5	7.250	07/01/2030	100,400
40,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2021	24,500
40,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2022	24,500
10,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2023	6,125
4,570,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2026	2,799,125
2,600,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2028	1,592,500
445,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2029	272,563
95,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2030	58,188
310,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000	07/01/2022	189,875
35,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000	07/01/2024	21,438
20,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000	07/01/2025	12,250
285,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000	07/01/2027	174,563

55 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$540,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.000%		07/01/2028	$330,750
2,570,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.250		07/01/2027	1,574,125
385,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.250		07/01/2028	235,813
185,000	Puerto Rico Electric Power Authority, Series DDD[5]	5.000		07/01/2022	113,313
15,000	Puerto Rico Electric Power Authority, Series NN5	5.500		07/01/2020	9,187
170,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2017	103,700
20,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2018	12,200
5,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2020	3,062
55,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2021	33,687
210,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2022	128,625
280,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2023	171,500
15,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2024	9,187
895,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2026	548,187
1,990,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2027	1,218,875
7,355,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2032	4,504,937
6,100,000	Puerto Rico Electric Power Authority, Series TT5	5.000		07/01/2037	3,736,250
390,000	Puerto Rico Electric Power Authority, Series UU5	0.000	[10]	07/01/2017	236,925
22,000,000	Puerto Rico Electric Power Authority, Series VV, NPFGC	5.250		07/01/2033	23,316,700
685,000	Puerto Rico Electric Power Authority, Series WW5	5.000		07/01/2028	419,563
185,000	Puerto Rico Electric Power Authority, Series WW5	5.250		07/01/2025	113,313
415,000	Puerto Rico Electric Power Authority, Series WW5	5.250		07/01/2033	254,188
85,000	Puerto Rico Electric Power Authority, Series WW5	5.375		07/01/2022	52,063
390,000	Puerto Rico Electric Power Authority, Series WW5	5.375		07/01/2024	238,875
60,000	Puerto Rico Electric Power Authority, Series WW5	5.500		07/01/2021	36,750
605,000	Puerto Rico Electric Power Authority, Series WW5	5.500		07/01/2038	370,563
10,000	Puerto Rico Electric Power Authority, Series XX5	5.250		07/01/2026	6,125
845,000	Puerto Rico Electric Power Authority, Series XX5	5.250		07/01/2027	517,563
2,660,000	Puerto Rico Electric Power Authority, Series XX5	5.250		07/01/2035	1,629,250
38,430,000	Puerto Rico Electric Power Authority, Series XX5	5.250		07/01/2040	23,538,375
18,575,000	Puerto Rico Electric Power Authority, Series XX5	5.750		07/01/2036	11,377,188
190,000	Puerto Rico Electric Power Authority, Series ZZ5	4.625		07/01/2025	116,375
820,000	Puerto Rico Electric Power Authority, Series ZZ5	5.000		07/01/2017	500,200
95,000	Puerto Rico Electric Power Authority, Series ZZ5	5.000		07/01/2021	58,188
850,000	Puerto Rico Electric Power Authority, Series ZZ5	5.000		07/01/2022	520,625
215,000	Puerto Rico Electric Power Authority, Series ZZ5	5.000		07/01/2024	131,688
10,000	Puerto Rico Electric Power Authority, Series ZZ5	5.000		07/01/2026	6,125
25,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250		07/01/2021	15,313
50,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250		07/01/2022	30,625
380,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250		07/01/2024	232,750
275,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250		07/01/2025	168,438
1,135,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250		07/01/2026	695,188
215,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000		07/01/2023	221,272
45,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.000		07/01/2027	46,318
1,360,000	Puerto Rico Highway & Transportation Authority[5]	5.000		07/01/2028	826,200
2,175,000	Puerto Rico Highway & Transportation Authority[5]	5.000		07/01/2028	101,377

56 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$250,000	Puerto Rico Highway & Transportation Authority, NPFGC[1]	5.000%		07/01/2029	$250,255
1,035,000	Puerto Rico Highway & Transportation Authority[5]	5.000		07/01/2035	628,762
7,895,000	Puerto Rico Highway & Transportation Authority[5]	5.300		07/01/2035	4,796,212
25,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.500		07/01/2023	27,633
5,000,000	Puerto Rico Highway & Transportation Authority[5]	5.500		07/01/2029	3,037,500
3,250,000	Puerto Rico Highway & Transportation Authority[5]	5.500		07/01/2030	1,974,375
45,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.750		07/01/2019	45,871
350,000	Puerto Rico Highway & Transportation Authority, FGIC[13]	5.750		07/01/2021	280,000
9,000,000	Puerto Rico Highway & Transportation Authority, AGC[1]	5.750		07/01/2022	9,362,610
605,000	Puerto Rico Highway & Transportation Authority, Series H5	5.450		07/01/2035	124,025
4,715,000	Puerto Rico Highway & Transportation Authority, Series M5	5.000		07/01/2046	966,575
5,000,000	Puerto Rico Infrastructure[4]	5.000		07/01/2031	525,000
3,000,000	Puerto Rico Infrastructure[4]	5.000		07/01/2037	315,000
7,300,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.500		10/01/2037	1,478,250
25,000	Puerto Rico Infrastructure Financing Authority, AGC[1]	5.000		07/01/2041	25,327
2,500,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	2,374,434
4,050,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.000		07/01/2033	4,217,022
300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2020	285,750
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2021	94,500
25,000	Puerto Rico Municipal Finance Agency, Series B, AGC[1]	5.250		07/01/2019	25,658
3,870,000	Puerto Rico Public Buildings Authority[4]	5.000		07/01/2032	1,562,512
4,880,000	Puerto Rico Public Buildings Authority[4]	5.000		07/01/2036	1,970,300
150,000	Puerto Rico Public Buildings Authority[4]	5.000		07/01/2037	60,562
100,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2023	39,375
1,640,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2033	662,150
83,395,000	Puerto Rico Public Buildings Authority[4]	5.250		07/01/2042	32,836,781
260,000	Puerto Rico Public Buildings Authority[4]	5.500		07/01/2023	102,375
200,000	Puerto Rico Public Buildings Authority[4]	5.500		07/01/2037	80,750
5,860,000	Puerto Rico Public Buildings Authority[4]	5.625		07/01/2039	2,365,975
12,845,000	Puerto Rico Public Buildings Authority[5]	5.750		07/01/2022	5,057,719
7,000,000	Puerto Rico Public Buildings Authority[4]	5.875		07/01/2039	2,756,250
8,825,000	Puerto Rico Public Buildings Authority[4]	6.000		07/01/2041	3,474,844
12,000,000	Puerto Rico Public Buildings Authority[4]	6.125		07/01/2023	4,845,000
5,100,000	Puerto Rico Public Buildings Authority[4]	6.250		07/01/2026	2,059,125
4,980,000	Puerto Rico Public Buildings Authority[4]	6.750		07/01/2036	2,010,675
1,515,000	Puerto Rico Public Buildings Authority, Series D4	5.250		07/01/2036	611,681
49,020,000	Puerto Rico Public Finance Corp., Series B4	5.500		08/01/2031	1,348,050
9,500,000	Puerto Rico Sales Tax Financing Corp.[5]	6.900	[3]	08/01/2026	3,895,000

57 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$220,000	Puerto Rico Sales Tax Financing Corp. (Build America Bonds)[5]	5.750%		08/01/2042	$90,200
42,745,000	Puerto Rico Sales Tax Financing Corp., Series A5	0.000	[3]	08/01/2033	14,205,873
1,590,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.000		08/01/2019	651,900
1,630,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.000		08/01/2024	668,300
15,735,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.000		08/01/2043	6,451,350
11,885,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2027	4,872,850
41,045,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.375		08/01/2039	16,828,450
700,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2023	287,000
4,145,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2028	1,699,450
14,720,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2037	6,035,200
47,645,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2042	19,534,450
44,060,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.750		08/01/2037	18,064,600
44,365,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.826	[7]	08/01/2043	11,853,884
46,950,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.829	[7]	08/01/2042	13,224,876
17,500,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.830	[7]	08/01/2041	5,196,625
2,250,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.125		08/01/2029	922,500
3,000,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.375		08/01/2039	1,230,000
34,275,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.500		08/01/2044	14,052,750
7,945,000	Puerto Rico Sales Tax Financing Corp., Series A5	7.886	[7]	08/01/2034	936,795
37,060,000	Puerto Rico Sales Tax Financing Corp., Series A5	8.691	[7]	08/01/2035	4,343,061
30,980,000	Puerto Rico Sales Tax Financing Corp., Series A-1[5]	5.250		08/01/2043	12,701,800
330,000	Puerto Rico Sales Tax Financing Corp., Series C5	4.000		08/01/2026	275,550
300,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.000		08/01/2035	123,000
135,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.000		08/01/2046	112,725
61,720,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.250		08/01/2041	25,305,200
3,670,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.375		08/01/2036	1,504,700
5,290,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.375		08/01/2038	2,168,900
10,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.500		08/01/2040	4,100,000
19,555,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	16,377,313
5,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.000		08/01/2039	2,050,000
65,695,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.000		08/01/2042	26,934,950
10,865,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.750	[3]	08/01/2032	4,454,650
50,000	University of Puerto Rico, Series P	5.000		06/01/2021	38,750
100,000	University of Puerto Rico, Series P	5.000		06/01/2022	77,500
5,000,000	University of Puerto Rico, Series P	5.000		06/01/2030	3,875,000
1,025,000	University of Puerto Rico, Series Q	5.000		06/01/2036	794,375
					727,168,228
Total Municipal Bonds and Notes (Cost $7,645,917,293)					7,064,726,092
Corporate Bonds and Notes—0.1%
3,030,000	TX German Pellets Series Secured Note, Series 2016[1,6,14]	8.000		12/10/2018	2,424,000

58 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Corporate Bonds and Notes (Continued)
$2,890,000	TX German Pellets Series Secured Note, Series 2016[1,6,14]	8.000%		12/10/2018	$2,312,000
Total Corporate Bonds and Notes (Cost $5,920,000)					4,736,000
Corporate Loans—0.0%
6,000,000	Aspen Power Senior Secured Bridge Promissory Note[5,6,14]	9.000	[10]	11/16/2018	446,338
2,750,000	Aspen Power Senior Secured Bridge Promissory Note[5,6,14]	9.000	[10]	11/16/2018	204,571
7,000,000	Aspen Power Senior Secured Bridge Promissory Note[5,6,14]	9.000	[10]	11/16/2018	520,727
3,500,000	Aspen Power Senior Secured Bridge Promissory Note[5,6,14]	9.000	[10]	11/16/2018	260,364
Total Corporate Loans (Cost $19,250,000)					1,432,000

Shares
Common Stocks—0.0%
7,679	Delta Air Lines, Inc.[14]				417,891
2,919	General Motors Co.[14]				110,660
Total Common Stocks (Cost $54,137)					528,551

Total Investments, at Value (Cost $7,671,141,430)—113.7%					7,071,422,643
Net Other Assets (Liabilities)—(13.7)					(850,707,608)
Net Assets—100.0%					$6,220,715,035

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

9. Interest or dividend is paid-in-kind, when applicable.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11. Security received as the result of issuer reorganization.

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

59 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

13. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

14. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

AAD	AHFO-Arbors at Denton
AAHI	AHFO-Arbors at Huntsville I
AAHII	AHFO-Arbors at Huntsville II
ACMC	Advocate Condell Medical Center
AE	American Eagle
AGC	Assured Guaranty Corp.
AH&HC	Advocate Health & Hospitals Corp.
AHCN	Advocate Health Care Metro
AHF	American Housing Foundation
AHFO	Atlantic Hsg. Foundation
AHFP	American Housing Foundation Properties
ANSHN	Advocate North Side Health Network
APH	AHFO-Palm House
ASUN	Arizona State University
AW	AHFO-Westfield
AWHC	AHF-Windover Health Club
BethH	Bethesda Hospital
BHI	Baptist Homes of Indiana
BHlth	Bethesda Health
BHM	Baptist Hospital of Miami
BHSF	Baptist Health South Florida
BOS	Baptist Outpatient Services
BVHF	Blanchard Valley Health Foundation
BVRHC	Blanchard Valley Regional Health Care
CAA	Cooks Avenue Affordable
CDA	Communities Devel. Authority
CCHCS	Cook Children’s Health Care System
CCMCtr	Cook Children’s Medical Center
CCPN	Cook Children’s Physical Network
CDA	Communities Devel. Authority
CDHA	Central Dupage Hospital Association
CDHDHS	CDH-Deinor Health System
CDHS	Central Dupage Health System
CDPG	Central DuPage Physician Group
CHCC	Community Hospitals of Central California
CHSTX	Children’s Health System of Texas
CMCD	Children’s Medical Center of Dallas
CMCtrF	Children’s Medical Center Foundation
COHF	Collegiate Housing Foundation
COHS	Community Health Service
COP	Certificates of Participation
CVHC	Conneaut Valley Health Center
CVMCtr	Central Vermont Medical Center
CVPHMC	Champlain Valley Physicians Hospital Medical Center

60 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

DA	Dormitory Authority
DCH	Delnor-Community Hospital
DHSEP	Dogwoood Housing Southeast Portfolio
DrsH	Doctors Hospital
ECHosp	Elizabethtown Community Hospital
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
ELGS	Evangelical Lutheran Good Samaritan
ELGSF	Evangelical Lutheran Good Samaritan Foundation
ELGSS	Evangelical Lutheran Good Samaritan Society
FBA	FFAH Beaumont Avenue
FCHMC	Fresno Community Hospital & Medical Center
FCIM	French Creek Internal Medicine
FCommH	Fayette Community Hospital
FCP	FFAH Coleridge Road
FFAH	Foundation for Affordable Housing
FFC	FFAH Franklin Court
FGC	FFAH Glendale Court
FGIC	Financial Guaranty Insurance Co.
FHlth	Fishermen’s Health
FJC	FFAH Johnson Court
FJeffC	FFAH Jefferson Court
FMN	FFAH Market North
FNC&M	FFAH North Carolina and Missouri
FP1	FFAH Plaza 1
FP2	FFAH Plaza 2
FRB	FFAH Riverview Bend
FTS	FFAH Tucker Street
GO	General Obligation
GSSH	Georgia Southwestern University
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HA	Heatherwood Affordable
HAA	Hidden Acres Affordable
HCA	Hickory Creek Affordable
HCCO	Homecare Connections
HCrawC	Hospice of Crawford County
HDC	Housing Devel. Corp.
HE&HFB	Higher Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HEHA	Higher Education and Health Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HFHS	Henry Ford Health System
HFMHCT	Henry Ford Macomb Hospital Corp.-Clinton Township
HFWH	Henry Ford Wyandotte Hospital
HHI	Homestead Hospital

61 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KCHosp	Kishwaukee Community Hospital
KGC	Kuakini Geriatric Care
KHS	Kaukini Health System
KMC	Kuakini Medical Center
KPG	Kishwaukee Physician Group
KS	Kishhealth System
KSS	Kuakini Support Services
LFH&FI	Lake Forest Hospital & Fitness Institute
LCMAS	Little Company of Mary Ancillary Services Corp.
LV	Lakeview Affordable
MarH	Mariners Hospital
M-WHOUPMC	Magee-Womens Hospital of UPMC
MarH	Mariners Hospital
MJRH&C	Marian Joy Rehabilitation Hospital & Clinic
MMedC	Meadville Medical Center
MMedCF	Meadville Medical Center Foundation
MPS	Meadville Physician Services
MRC	Methodist Retirement Communities
MTA	Metropolitan Transportation Authority
MwA	Mary Washington Hospital
NMA	New Main Affordable
NPFGC	National Public Finance Guarantee Corp.
NWLFH	Northwestern Lake Forest Hospital
NWMF	Northwestern Medical Faculty Foundation
NWMFF	Northwestern Memorial Foundation
NWMH	Northwestern Memorial Hospital
NWMHlth	Northwestern Memorial Healthcare
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
OU	Oklahoma University
PacMedC	PacMed Clinic
PAS	Presence Ambulatory Services
PBH	Presence Behavioral Health
PC&SHN	Presence Central & Suburban Hospitals Network
PCHN	Presence Chicago Hospitals Network
PClinic	Piedmont Clinic
PCTC	Presence Care Transformation Corp.
PH&S	Providence Health & Services
PH&SO	Providence Health & Services-Oregon
PH&SW	Providence Health & Services-Washington
PH&SWW	Providence Health & Services - Western Washington
PHC	Piedmont Healthcare
PHCr	Presence Home Care

62 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

PHFBT	Presence Health Food Foundation Board of Trustees
PHHosp	Piedmont Henry Hospital
PHI	Piedmont Heart Institute
PHIP	Piedmont Heart Institute Physicians
PHlthCF	Piedmont Healthcare Foundation
PHN	Presence Health Network
PHosp	Piedmont Hospital
PHSSC	Providence Health System-Southern CA
PLC	Presence Life Connections
PMCC	Piedmont Medical Care Corp.
PMSH	Piedmont Mountainside Hospital
PNH	Piedmont Newnan Hospital
PSJH	Providence St. Joseph Health
PSJHCtr	Providence St. John’s Health Center
PSJMC	Providence St. Joseph Medical Center
PSSC	Presence Senior Services - Chicagoland
RBM	Rocketship Brilliant Minds
RDP	Rocketship Discovery Prep
RE	Rocketship Education
Res Rec	Resource Recovery Facility
REW	Rocketship Education Wisconsin
RLSA	Rocketship Los Suenos Academy
RMClinic	Rehabilitation Medicine Clinic
RMS	Rocketship Mateo Sheedy
RNNE	Rocketship Nashville Northeast Elementary
RRCP	Rocketship Redwood City Prep
RSA	Rocketship Spark Academy
RSCP	Rocketship Southside Community Prep
RSSPA	Rocketship Si Se Puede Academy
SE	Swedish Edmonds
SHlthS	Swedish Health Services
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SL2016	Senior Living 2016
SLC	Senior Living Chesteron
SLF	Senior Living Fairfield
SLFW	Senior Living Fort Wayne
SLW	Senior Living Waterville
SMH	South Miami Hospital
TAH	Titusville Area Hospital
TAHC	Titusville Area Health Center
TAHCF	Titusville Area Health Foundation
TAHS	Titusville Area Health Service
TASC	Tobacco Settlement Asset-Backed Bonds
UMEP	UME Preparatory Academy
UPMC	University of Pittsburgh Medical Center
UPMC-P	UPMC Passavant
UPMC-PS	UPMC Presbyterian Shadyside

63 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

UPMC-SM	UPMC St. Margaret
UVHN	University of Vermont Health Network
UVMedC	University of Vermont Medical Center
VOA	Volunteers of America
VWCH	Valley West Community Hospital
WA	Westlake Affordable
WAFMH	W A Foote Memorial Hospital
WHA	Weeden Heights Affordable
WICF	W.I. Cook Foundation
WKBP	West Kendall Baptist Hospital

See accompanying Notes to Financial Statements.

64 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2018

Assets
Investments, at value (cost $7,671,141,430)—see accompanying statement of investments	$7,071,422,643

Cash	434,496

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	92,380,247
Interest and dividends	68,660,200
Shares of beneficial interest sold	10,675,486
Other	2,364,442

Total assets	7,245,937,514

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	683,925,000
Payable for borrowings (See Note 9)	132,900,000
Investments purchased (including $109,854,663 purchased on a when-issued or delayed delivery basis)	191,138,794
Shares of beneficial interest redeemed	10,317,404
Dividends	5,027,252
Distribution and service plan fees	835,369
Trustees’ compensation	623,002
Interest expense on borrowings	82,354
Shareholder communications	19,497
Other	353,807

Total liabilities	1,025,222,479

Net Assets	$6,220,715,035

Composition of Net Assets
Paid-in capital	$8,018,540,882

Accumulated net investment income	52,184,371

Accumulated net realized loss on investments	(1,250,291,431)

Net unrealized depreciation on investments	(599,718,787)

Net Assets	$6,220,715,035

65 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,164,887,780 and 431,292,746 shares of beneficial interest outstanding)	$7.34
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.71

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,231,057,205 and 168,494,452 shares of beneficial interest outstanding)	$7.31

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,824,770,050 and 248,951,067 shares of beneficial interest outstanding)	$7.33

See accompanying Notes to Financial Statements.

66 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Year Ended July 31, 2018

Investment Income
Interest	$339,732,430
Dividends	16,493

Total investment income	339,748,923
Expenses
Management fees	21,252,387
Distribution and service plan fees:
Class A	7,567,977
Class B1	64,313
Class C	11,085,643
Transfer and shareholder servicing agent fees:
Class A	3,060,505
Class B1	7,150
Class C	1,231,924
Class Y	1,379,657
Shareholder communications:
Class A	35,050
Class B1	376
Class C	21,766
Class Y	20,642
Borrowing fees	7,129,068
Legal, auditing and other professional fees	4,933,055
Interest expense and fees on short-term floating rate notes issued (See Note 4)	4,513,700
Interest expense on borrowings	1,213,516
Trustees’ compensation	77,581
Custodian fees and expenses	50,373
Other	53,242

Total expenses	63,697,925
Net Investment Income	276,050,998
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(137,548,911)
Net change in unrealized appreciation/depreciation on investment transactions	210,391,735
Net Increase in Net Assets Resulting from Operations	$348,893,822

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

67 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations
Net investment income	$276,050,998	$289,614,786
Net realized loss	(137,548,911)	(184,071,772)
Net change in unrealized appreciation/depreciation	210,391,735	132,331,091

Net increase in net assets resulting from operations	348,893,822	237,874,105
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(159,145,298)	(185,836,275)
Class B1	(329,684)	(1,115,064)
Class C	(56,369,148)	(68,905,668)
Class Y	(74,938,103)	(64,206,346)

	(290,782,233)	(320,063,353)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(46,720,186)	(15,209,173)
Class B1	(14,915,107)	(15,086,186)
Class C	(79,703,206)	(51,062,821)
Class Y	470,600,102	424,801,625

	329,261,603	343,443,445
Net Assets
Total increase	387,373,192	261,254,197
Beginning of period	5,833,341,843	5,572,087,646

End of period (including accumulated net investment income of $52,184,371 and $95,220,787, respectively)	$6,220,715,035	$5,833,341,843

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

68 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Year Ended July 31, 2018

Cash Flows from Operating Activities
Net increase in net assets from operations	$348,893,822
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(2,611,680,723)
Proceeds from disposition of investment securities	2,162,204,355
Short-term investment securities, net	49,184,373
Premium amortization	30,778,133
Discount accretion	(89,312,988)
Net realized loss on investment transactions	137,548,911
Net change in unrealized appreciation/depreciation on investment transactions	(210,391,735)
Change in assets:
Increase in other assets	(52,978)
Increase in interest receivable	(4,426,077)
Increase in receivable for securities sold	(89,175,282)
Change in liabilities:
Decrease in other liabilities	(416,495)
Increase in payable for securities purchased	134,968,513

Net cash used in operating activities	(141,878,171)
Cash Flows from Financing Activities
Proceeds from borrowings	1,547,900,000
Payments on borrowings	(1,608,700,000)
Payments/proceeds on short-term floating rate notes issued	160,940,000
Proceeds from shares sold	1,911,005,173
Payments on shares redeemed	(1,829,238,194)
Cash distributions paid	(40,577,662)

Net cash provided by financing activities	141,329,317
Net decrease in cash	(548,854)
Cash, beginning balance	983,350

Cash, ending balance	$434,496

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $250,763,411.

Cash paid for interest on borrowings—$1,297,045.

Cash paid for interest on short-term floating rate notes issued—$4,513,700.

See accompanying Notes to Financial Statements.

69 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$7.27	$7.37	$6.86	$7.01	$6.87

Income (loss) from investment operations:
Net investment income[1]	0.36	0.39	0.46	0.51	0.50
Net realized and unrealized gain (loss)	0.08	(0.07)	0.52	(0.18)	0.13

Total from investment operations	0.44	0.32	0.98	0.33	0.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.42)	(0.47)	(0.48)	(0.49)

Net asset value, end of period	$7.34	$7.27	$7.37	$6.86	$7.01

Total Return, at Net Asset Value[2]	6.34%	4.47%	14.91%	4.59%	9.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,164,888	$3,182,443	$3,245,013	$2,968,690	$3,260,438

Average net assets (in thousands)	$3,060,512	$3,159,138	$3,064,632	$3,258,788	$3,477,994

Ratios to average net assets:[3]
Net investment income	4.94%	5.36%	6.54%	7.19%	7.24%
Expenses excluding specific expenses listed below	0.81%	0.75%	0.74%	0.74%	0.71%
Interest and fees from borrowings	0.15%	0.13%	0.09%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.08%	0.18%	0.17%	0.17%	0.25%

Total expenses	1.04%	1.06%	1.00%	0.99%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.06%	1.00%	0.99%	1.05%[5]

Portfolio turnover rate	34%	29%	20%	16%	16%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

70 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Class C	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$7.24	$7.35	$6.83	$6.99	$6.85

Income (loss) from investment operations:
Net investment income[1]	0.31	0.33	0.41	0.46	0.44
Net realized and unrealized gain (loss)	0.09	(0.07)	0.53	(0.20)	0.14

Total from investment operations	0.40	0.26	0.94	0.26	0.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.37)	(0.42)	(0.42)	(0.44)

Net asset value, end of period	$7.31	$7.24	$7.35	$6.83	$6.99

Total Return, at Net Asset Value[2]	5.68%	3.74%	14.13%	3.68%	8.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,231,057	$1,301,304	$1,375,239	$1,234,906	$1,311,700

Average net assets (in thousands)	$1,231,693	$1,327,082	$1,289,508	$1,344,166	$1,337,849

Ratios to average net assets:[3]
Net investment income	4.29%	4.66%	5.80%	6.43%	6.49%
Expenses excluding specific expenses listed below	1.46%	1.47%	1.49%	1.50%	1.47%
Interest and fees from borrowings	0.15%	0.13%	0.09%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.08%	0.18%	0.17%	0.17%	0.25%

Total expenses	1.69%	1.78%	1.75%	1.75%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.78%	1.75%	1.75%	1.81%[5]

Portfolio turnover rate	34%	29%	20%	16%	16%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

71 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$7.26	$7.37	$6.85	$7.00	$6.86

Income (loss) from investment operations:
Net investment income[1]	0.38	0.39	0.47	0.52	0.50
Net realized and unrealized gain (loss)	0.08	(0.06)	0.53	(0.18)	0.14

Total from investment operations	0.46	0.33	1.00	0.34	0.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.44)	(0.48)	(0.49)	(0.50)

Net asset value, end of period	$7.33	$7.26	$7.37	$6.85	$7.00

Total Return, at Net Asset Value[2]	6.61%	4.66%	15.10%	4.61%	9.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,824,770	$1,334,351	$920,958	$692,717	$562,641

Average net assets (in thousands)	$1,381,976	$1,061,569	$804,978	$700,339	$501,364

Ratios to average net assets:[3]
Net investment income	5.19%	5.40%	6.68%	7.33%	7.36%
Expenses excluding specific expenses listed below	0.56%	0.57%	0.59%	0.59%	0.56%
Interest and fees from borrowings	0.15%	0.13%	0.09%	0.08%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.08%	0.18%	0.17%	0.17%	0.25%

Total expenses	0.79%	0.88%	0.85%	0.84%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.88%	0.85%	0.84%	0.90%

Portfolio turnover rate	34%	29%	20%	16%	16%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

72 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2018

1. Organization

Oppenheimer Rochester High-Yield Municipal Fund (the “Fund”) is a separate series of Oppenheimer Multi-State Municipal Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

73 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

74 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$244,083,254	$—	$1,248,828,943	$605,261,686

1. At period end, the Fund had $1,248,828,943 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2019	$35,463,515
No expiration	1,213,365,428

Total	$1,248,828,943

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $915,944,693 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$915,101,831	$28,305,181	$943,407,012

The tax character of distributions paid during the reporting periods:

75 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended July 31, 2018	Year Ended July 31, 2017
Distributions paid from:
Exempt-interest dividends	$282,958,494	$312,380,979
Ordinary income	7,823,739	7,682,374

Total	$290,782,233	$320,063,353

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,004,228,223[1]

Gross unrealized appreciation	$337,649,870
Gross unrealized depreciation	(942,911,556)

Net unrealized depreciation	$(605,261,686)

1. The Federal tax cost of securities does not include cost of $672,456,106, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those

76 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those

77 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

78 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$270,712,107	$—	$270,712,107
Alaska	—	19,028,049	145,125	19,173,174
Arizona	—	88,599,222	4,754,221	93,353,443
Arkansas	—	—	3,993,100	3,993,100
California	—	833,427,170	13,813,520	847,240,690
Colorado	—	142,897,076	8,032,350	150,929,426
Connecticut	—	64,295,101	—	64,295,101
Delaware	—	7,417,261	—	7,417,261
District of Columbia	—	177,791,747	—	177,791,747
Florida	—	329,078,235	148,705,486	477,783,721
Georgia	—	71,906,222	—	71,906,222
Hawaii	—	2,015,192	—	2,015,192
Idaho	—	1,102,008	—	1,102,008
Illinois	—	392,983,860	11,130,256	404,114,116
Indiana	—	102,023,562	11	102,023,573
Iowa	—	3,628,267	78,300	3,706,567
Kansas	—	—	1,905,874	1,905,874
Kentucky	—	23,698,087	—	23,698,087
Louisiana	—	12,298,400	336,000	12,634,400
Maine	—	28,279,983	—	28,279,983
Maryland	—	42,198,364	788,513	42,986,877
Massachusetts	—	64,725,587	—	64,725,587
Michigan	—	151,740,285	—	151,740,285
Minnesota	—	41,126,335	—	41,126,335
Mississippi	—	23,667,254	—	23,667,254
Missouri	—	45,965,644	5,574,360	51,540,004
Montana	—	—	771,550	771,550
Nebraska	—	35,241,174	—	35,241,174
Nevada	—	37,296,961	—	37,296,961
New Hampshire	—	8,428,456	—	8,428,456
New Jersey	—	120,701,170	—	120,701,170
New Mexico	—	11,130,474	—	11,130,474
New York	—	1,024,288,342	—	1,024,288,342
North Carolina	—	18,749,666	—	18,749,666
Ohio	—	479,893,463	—	479,893,463
Oklahoma	—	24,772,586	—	24,772,586
Oregon	—	5,125,229	—	5,125,229
Pennsylvania	—	220,861,074	2,921,340	223,782,414
Rhode Island	—	7,963,200	—	7,963,200
South Carolina	—	55,293,704	11,868,631	67,162,335
Tennessee	—	31,695,374	—	31,695,374
Texas	—	719,248,162	6,437,258	725,685,420
Utah	—	22,704,390	—	22,704,390

79 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Vermont	$—	$8,225,228	$—	$8,225,228
Virginia	—	23,432,373	3,881,048	27,313,421
Washington	—	128,812,557	—	128,812,557
West Virginia	—	24,674,802	—	24,674,802
Wisconsin	—	163,236,318	41,200	163,277,518
U.S. Possessions	—	727,168,228	—	727,168,228
Corporate Bonds and Notes	—	—	4,736,000	4,736,000
Corporate Loans	—	—	1,432,000	1,432,000
Common Stocks	528,551	—	—	528,551

Total Assets	$528,551	$6,839,547,949	$231,346,143	$7,071,422,643

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$(744,223)	$744,223
California	(21,375,636)	21,375,636
Colorado	(4,047,087)	4,047,087
Florida	(118,188,837)	118,188,837
Illinois	(4,552,360)	4,552,360
Indiana	(569,863)	569,863
Kansas	(1,360,756)	1,360,756
Louisiana	(119,784)	119,784
Missouri	(9,245,414)	9,245,414
Pennsylvania	(2,710,947)	2,710,947
Texas	(7,607,493)	7,607,493
Virginia	(4,793,520)	4,793,520

Total Assets	$(175,315,920)	$175,315,920

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

80 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

		Value as of July 31, 2017	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska		$198,875	$—	$(54,427)	$677
Arizona		4,102,307	(142,986)	1,849,514	(488)
Arkansas		3,355,896	47,757	939,391	1,461
California		20	—	(7,562,136)	—
Colorado		3,623,602	875,856	1,596,165	351,548
Florida		26,285,478	(10,186)	12,835,497	7,589,656
Illinois		15,707,402	—	81,339	—
Indiana		—	—	168,013	(168,261)
Iowa		107,300	—	(29,000)	—
Kansas		—	11,593	850,225	(15,579)
Louisiana		—	—	216,216	—
Maryland		807,409	3,926	(129,868)	112,742
Missouri		—	—	(2,921,703)	(222,907)
Montana		1,184,923	—	(432,342)	107,661
Ohio		4	15,107	—	(2,742)
Pennsylvania		4,346,107	(20,240,537)	20,570,959	—
South Carolina		13,521,799	43,667	(1,345,146)	7,311
Texas		458	—	(1,170,693)	—
Virginia		6,676,524	(16,331,937)	18,122,073	13,556
Wisconsin		37,800	—	3,400	—
Non-Convertible Corporate Bond and Note		5,328,000	—	(592,000)	—
Corporate Loans		1,790,000	—	(358,000)	—

Total Assets		$87,073,904	$(35,727,740)	$42,637,477	$7,774,635

a. Included in net investment income.
			Transfers into Transfers out of		Value as of
	Purchases	Sales	Level 3	Level 3	July 31, 2018
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$—	$—	$—	$145,125
Arizona	—	(1,798,349)	744,223	—	4,754,221
Arkansas	—	(351,405)	—	—	3,993,100
California	—	—	21,375,636	—	13,813,520
Colorado	—	(2,461,908)	4,047,087	—	8,032,350
Florida	2,280,186	(18,463,982)	118,188,837	—	148,705,486
Illinois	4,155	(9,215,000)	4,552,360	—	11,130,256

81 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

			Transfers into Transfers out of		Value as of
	Purchases	Sales	Level 3	Level 3	July 31, 2018
Assets Table Continued

Municipal Bonds and Notes (Continued)
Indiana	$—	$(569,604)	$569,863	$—	$11
Iowa	—	—	—	—	78,300
Kansas	—	(301,121)	1,360,756	—	1,905,874
Louisiana	—	—	119,784	—	336,000
Maryland	—	(5,696)	—	—	788,513
Missouri	—	(526,444)	9,245,414	—	5,574,360
Montana	—	(88,692)	—	—	771,550
Ohio	3,825	(16,194)	—	—	—
Pennsylvania	230,825	(4,696,961)	2,710,947	—	2,921,340
South Carolina	—	(359,000)	—	—	11,868,631
Texas	—	—	7,607,493	—	6,437,258
Virginia	—	(9,392,688)	4,793,520	—	3,881,048
Wisconsin	—	—	—	—	41,200
Non-Convertible Corporate
Bond and Note	—	—	—	—	4,736,000
Corporate Loans	—	—	—	—	1,432,000

Total Assets	$2,518,991	$(48,247,044)	$175,315,920	$—	$231,346,143

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$(54,427)
Arizona	1,849,514
Arkansas	939,391
California	(7,562,136)
Colorado	984,744
Florida	11,365,991
Illinois	89,343
Indiana	168,013
Iowa	(29,000)
Kansas	850,225
Louisiana	216,216
Maryland	(129,868)
Missouri	(2,921,703)
Montana	(432,342)
Pennsylvania	(20,432)
South Carolina	(1,345,146)

82 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

3. Securities Valuation (Continued)

Change in unrealized appreciation/ depreciation
Municipal Bonds and Notes (Continued)
Texas	$(1,170,693)
Virginia	(745,171)
Wisconsin	3,400
Corporate Bonds and Notes	(592,000)
Corporate Loans	(358,000)

Total Assets	$1,105,919

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of July 31, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$145,125	Pricing service	N/A	N/A	N/A (a)
Arizona	4,754,221	Pricing service	N/A	N/A	N/A (a)
Arkansas	3,993,100	Pricing service	N/A	N/A	N/A (a)
California	13,813,520	Pricing service	N/A	N/A	N/A (a)
Colorado	8,032,350	Pricing service	N/A	N/A	N/A (a)
Florida	148,705,486	Pricing service	N/A	N/A	N/A (a)
Illinois	11,130,256	Pricing service	N/A	N/A	N/A (a)
Indiana	11	Pricing service	N/A	N/A	N/A (a)
Iowa	78,300	Pricing service	N/A	N/A	N/A (a)
Kansas	1,905,874	Pricing service	N/A	N/A	N/A (a)
Louisiana	336,000	Pricing service	N/A	N/A	N/A (a)
Maryland	788,513	Pricing service	N/A	N/A	N/A (a)
Missouri	5,574,360	Pricing service	N/A	N/A	N/A (a)
Montana	771,550	Pricing service	N/A	N/A	N/A (a)
Pennsylvania	2,921,340	Pricing service	N/A	N/A	N/A (a)
South Carolina	11,868,631	Pricing service	N/A	N/A	N/A (a)
Texas	6,437,258	Pricing service	N/A	N/A	N/A (a)
Virginia	3,881,048	Pricing service	N/A	N/A	N/A (a)
Wisconsin	41,200	Pricing service	N/A	N/A	N/A (a)
		Discount to expected recovery	Discounted rate Expected recovery	N/A	20% (b)
Corporate Bond and Note	4,736,000	proceeds	proceeds	N/A	100% of par

83 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Value as of July 31, 2018	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value (Continued)
Corporate Loans	$1,432,000	Discount to Expected recovery proceeds	Discounted rate Expected recovery proceeds	N/A $1.79 Million	20% $1.79 Million (c)

Total	$231,346,143

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values certain corporate bonds at a discount to the expected recovery value to reflect uncertainty and illiquidity. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) to the discount rate or a significant decrease (increase) to the expected recovery value will result in a significant decrease (increase) to the fair value of the investment.

(c) The Fund fair values certain corporate loans at a discount to the expected recovery proceeds to reflect uncertainty and illiquidity. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) to the discount rate or a significant decrease (increase) to the expected recovery value will result in a significant decrease (increase) to the fair value of the investment.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered

84 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value

85 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not

86 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $217,560,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $1,026,915,695 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $683,925,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,490,000	Allen County, OH Hospital Facilities (Mercy Health) Tender Option Bond Series 2015 XF-0235 Trust	12.534%	6/1/38	$3,068,676
5,000,000	CA GO Tender Option Bond Series 2017-XF0579 Trust	9.442	11/1/35	6,287,700
6,040,000	CA GO Tender Option Bond Series 2017-XF0579 Trust	9.442	11/1/34	7,775,654
4,195,000	CA GO Tender Option Bond Series 2017-XF0600 Trust	9.349	11/1/33	5,526,619
3,750,000	CA Health Facilities Financing Authority (PSJH/ PH&S/PH&SW/PHSSC/LCMAS/PSJHCtr/PSJMC/ PH&SO/PH&SWW/SHlthS/SE/PacMedC Obligated Group) Tender Option Bond Series 2016-XF0330 Trust	18.413	7/1/39	4,337,437
3,855,000	CA Health Facilities Financing Authority Tender Option Bond Series 2015-XF2104 Trust[3]	15.189	7/1/39	4,441,885
5,000,000	CA Infrastructure and Economic Devel. (Sanford Consortium for Regenerative Medicine) Tender Option Bond Series 2016-XF0335 Trust	7.182	5/15/40	5,631,700
8,640,000	CA State University Tender Option Bond Series 2017-XF0554 Trust	9.983	11/1/47	12,472,272
6,875,000	Clark County, NV GO (Stadium Improvements) Tender Option Bond Series 2018-XF2580 Trust	12.896	5/1/48	10,910,969

87 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 7,175,000	CO Health Facilities Authority (Sisters of Charity of Leavenworth Health System) Tender Option Bond Series 2015 XF0239 Trust	7.111%	7/1/36	$8,423,665
8,745,000	Denton, TX Independent School District Tender Option Bond Series 2018-XF0648 Trust	12.942	8/15/45	12,957,029
2,525,000	Detroit, MI City School District Tender Option Bond Series 2015 XF-0241 Trust[3]	15.532	11/1/23	4,380,420
4,675,000	Douglas County, NE Hospital Authority Tender Option Bond Series 2015-XF2132 Trust[3]	16.313	11/1/48	4,817,494
4,570,000	Fremont, CA Union High School District Tender Option Bond Series 2018-XF0647 Trust	9.565	8/1/43	5,118,994
7,280,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024 Trust	12.480	6/15/29	8,149,305
3,465,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-2 Trust	13.260	6/15/37	3,904,466
680,000	Fulton County, GA Devel. Authority (PHC/FCommH/PHosp/PMSH/PNH/ PMCC/PClinic/PHlthCF/PHI/PHIP/PHHosp Obligated Group) Tender Option Bond Series 2015-XF0024-3 Trust	13.170	6/15/29	766,258
2,875,000	Geisinger, PA Authority (Geisinger Health System) Tender Option Bond Series 2015 XF-0040 Trust	13.370	6/1/39	3,216,550
5,000,000	Grand Parkway, TX Transportation Corp. Tender Option Bond Series 2015-XF2034 Trust[3]	7.075	4/1/53	5,937,000
5,000,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023 Trust	14.240	4/1/44	5,514,700
4,345,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-2 Trust	13.800	4/1/44	4,777,545
2,750,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-3 Trust	13.800	4/1/44	3,023,845
2,500,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-4 Trust	13.800	4/1/44	2,748,950
2,200,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-5 Trust	13.800	4/1/44	2,419,494
1,250,000	IL Finance Authority (AHCN/ANSHN/ACMC/ AH&HC Obligated Group) Tender Option Bond Series 2015-XF0023-6 Trust	13.800	4/1/44	1,378,875

88 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,125,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025 Trust	14.240%	11/1/39	$3,707,969
1,250,000	IL Finance Authority (CDHS/CDHA Obligated Group) Tender Option Bond Series 2015-XF0025-2 Trust	13.800	11/1/39	1,475,500
3,140,000	Lancaster County, SC School District Tender Option Bond Series 2018-XF2528 Trust[3]	9.121	3/1/36	3,686,768
1,250,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0039 Trust	12.590	7/1/34	1,323,037
7,000,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2017-XF0556 Trust	9.983	7/1/35	10,544,310
3,540,000	MA HFA Tender Option Bond Series 2015-XF2150 Trust[3]	7.717	12/1/42	3,618,694
6,490,000	MD Stadium Authority (Construction & Revitalization Program) Tender Option Bond Series 2018-XF2581 Trust	12.893	5/1/47	10,207,018
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117 Trust[3]	13.306	2/1/27	2,685,350
2,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-2 Trust[3]	12.440	2/1/27	2,668,600
12,500,000	Miami-Dade County, FL School Board Tender Option Bond Series 2015-XF2117-3 Trust[3]	13.739	2/1/34	13,438,500
2,500,000	Montgomery County, OH (Miami Valley Hospital) Tender Option Bond Series 2015-XF0029 Trust	14.740	11/15/23	3,323,100
1,000,000	NJ Educational Facilities Authority (Princeton University) Tender Option Bond Series 2017- XF0601 Trust	9.318	7/1/39	1,275,080
1,995,000	NJ Educational Facilities Authority (Princeton University) Tender Option Bond Series 2017- XF0601 Trust	9.314	7/1/38	2,563,056
1,380,000	NJ Educational Facilities Authority (Princeton University) Tender Option Bond Series 2017- XF0601 Trust	9.311	7/1/37	1,786,300
1,250,000	NJ Educational Facilities Authority (Princeton University) Tender Option Bond Series 2017- XF0601 Trust	9.318	7/1/40	1,589,838
9,500,000	North Central TX HFDC (CMCD/CMCtrF Obligated Group) Tender Option Bond Series 2015-XF0034 Trust	15.325	8/15/39	11,083,555
25,000,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2472 Trust[3]	9.940	5/1/42	35,287,000
3,750,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2018 XF-2529 Trust	9.031	8/1/41	4,332,638
3,335,000	NYS DA (State Personal Income Tax Authority) Tender Option Bond Series 2017-XF0555 Trust	9.939	2/15/37	4,707,753
18,695,000	NYS Liberty Devel. Corp. Tender Option Bond Series 2015-XF2146 Trust[3]	7.355	1/15/44	20,294,918

89 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,760,000	Port Authority NY/NJ, 200th Series Tender Option Bond Series 2017-XF2487 Trust	12.820%	4/15/57	$4,170,443
3,250,000	Port Authority NY/NJ, 205th Series Tender Option Bond Series 2017-XF2489 Trust	12.810	5/15/57	5,004,610
2,500,000	Port Authority NY/NJ, 206th Series Tender Option Bond Series 2017-XF2488 Trust	12.690	11/15/47	3,705,225
6,755,000	Riverside County, CA Transportation Commission Tender Option Bond Series 2017-XF2520 Trust	9.152	6/1/36	8,306,624
3,980,000	Santa Clara County, CA GO Tender Option Bond Series 2018-XF0646 Trust	9.567	8/1/40	4,518,295
3,500,000	South Miami, FL Health Facilities Authority (BHSF/BHM/HHI/SMH/MarH/DrsH/WKBP/ BOS/FHlth/BHlth/BethH Obligated Group) Tender Option Bond Series 2018-XF2530 Trust	9.049	8/15/36	3,871,070
1,985,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015- XF2057 Trust[3]	14.581	11/15/24	2,093,659
8,150,000	Tarrant County, TX Cultural Education Facilities Finance Corp. Tender Option Bond Series 2015- XF2057-2 Trust[3]	16.322	11/15/29	8,554,892
6,750,000	Tarrant County, TX Health Facilities Devel. Corp. (CCMCtr/CCHCS/CCPN/WICF Obligated Group) Tender Option Bond Series 2015-XF0028 Trust	7.030	12/1/33	7,362,630
375,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038 Trust	14.090	12/1/29	423,427
3,000,000	Tes Properties, WA Tender Option Bond Series 2015-XF0038-2 Trust	14.520	12/1/38	3,393,270
8,705,000	WA Health Care Facilities Authority (Peacehealth) Tender Option Bond Series 2015 XF-0042 Trust	6.830	11/1/28	9,314,176
4,520,000	WA Health Care Facilities Authority Tender Option Bond Series 2015-XF2035 Trust[3]	16.241	10/1/36	4,685,888

				$342,990,695

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities).

90 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

However, the Fund may only expose up to 35% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $683,925,000 or 9.44% of its total assets at period end.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

91 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$109,854,663
Sold securities	92,380,247

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,122,066,893
Market Value	$644,434,735
Market Value as % of Net Assets	10.36%

92 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

4. Investments and Risks (Continued)

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors: Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of

93 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	98,331,285	$699,504,436	115,327,306	$828,957,347
Dividends and/or distributions reinvested	19,048,153	135,863,268	21,456,702	154,850,971
Redeemed	(124,100,367)	(882,087,890)	(138,859,277)	(999,017,491)
Net decrease	(6,720,929)	$(46,720,186)	(2,075,269)	$(15,209,173)

Class B
Sold	15,892	$112,381	33,669	$246,689
Dividends and/or distributions reinvested	44,586	317,880	141,531	1,026,583
Redeemed[1]	(2,148,003)	(15,345,368)	(2,256,625)	(16,359,458)
Net decrease	(2,087,525)	$(14,915,107)	(2,081,425)	$(15,086,186)

Class C
Sold	24,981,691	$177,177,211	31,846,432	$228,909,131
Dividends and/or distributions reinvested	7,003,230	49,723,326	7,923,676	56,947,446
Redeemed	(43,327,687)	(306,603,743)	(47,160,297)	(336,919,398)
Net decrease	(11,342,766)	$(79,703,206)	(7,390,189)	$(51,062,821)

Class Y
Sold	144,887,702	$1,035,490,313	110,295,897	$792,134,437
Dividends and/or distributions reinvested	9,090,124	64,858,937	7,331,489	52,954,175
Redeemed	(88,858,588)	(629,749,148)	(58,811,699)	(420,286,987)
Net increase	65,119,238	$470,600,102	58,815,687	$424,801,625

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,611,680,723	$2,162,204,355

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

94 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $10 billion	0.35
Over $11 billion	0.34

The Fund’s effective management fee for the reporting period was 0.37% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

95 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	27,345
Accumulated Liability as of July 31, 2018	235,805

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.15% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to

96 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor

July 31, 2018	$468,971	$196,610	$6,975	$135,196

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

97 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.1405% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.11% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.1405%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$76,417,260
Average Daily Interest Rate	1.604%
Fees Paid	$4,967,454
Interest Paid	$1,293,656

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic

98 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.04% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$2,283,978
Interest Paid	$3,389

99 OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Multi-State Municipal Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester High Yield Municipal Fund (the “Fund”), a separate series of Oppenheimer Multi-State Municipal Trust, including the statement of investments, as of July 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

September 27, 2018

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 94.61% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held.

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 48 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

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TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2007) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER HIGH YIELD MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0795.001.0718 September 27, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $151,400 in fiscal 2018 and $148,600 in fiscal 2017.

(b) Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $8,100 in fiscal 2018 and $12,150 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $343,361 in fiscal 2018 and $320,775 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, CP Conduit fees, incremental, and additional, audit services

(c) Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $533,392 in fiscal 2018 and $710,577 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $884,853 in fiscal 2018 and $1,043,502 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Multi-State Municipal Trust

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	9/21/2018